UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22025

Voya Separate Portfolios Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2018
Classes A, I, P*, R6, SMA and W
Fixed-Income Fund
■
Voya Investment Grade Credit Fund

*Patent Pending
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Volatility Moves Back in to Stay
Dear Shareholder,
The end of the reporting period marked the return of volatility to the financial markets, and no asset class was immune from price swings. Rising geopolitical stress, fears of a looming trade war with China and political drama from Washington gave investors the jitters. A rise in U.S. Treasury yields that began late in the fourth quarter of 2017 led to a massive volatility spike for the stock and bond markets. Although the sharp rise of volatility marked a sudden change of direction from recent conditions, it was in fact a return to historically normal financial market behavior.
Positive signals — from housing starts to industrial production to emergent inflation — reinforce the view, in our opinion, that the global economy is healthy, even if the growth outlook may be moderating. We do not expect a meaningful downshift of growth, more likely a cooling off from well above trend levels. Corporate profits are an area of fundamental support for stock prices, as we are seeing in strong first-quarter earnings reporting.
Amid elevated volatility, we continue to believe that staying fully invested and globally diversified is an effective way to navigate the potential for market turbulence going forward. While the many economic regions of the globe can influence each other, they do not move in lockstep. Broad global diversification across continents, markets and asset classes remains, in our opinion, important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe it behooves investors to follow their asset allocation plan and avoid the temptation to time entry or exit points. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 27, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended March 31, 2018

In our semi-annual report we described the backdrop as global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, added 6.72% for the half-year. A “buy-the-dip” mentality prevailed, in which any disappointment or setback was soon forgiven, leaving the Index to resume its advance. But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, but the Index was still able to build on its first half increase, ending the fiscal year up 9.90%. (The Index returned 13.59% for the year ended March 31, 2018, measured in U.S. dollars.)
Expectations for the new Administration’s agenda of massive infrastructure spending, tax reductions and lighter financial regulation to boost stocks soon faded in 2017. The agenda seemed to have stumbled in a tangle of unsuccessful attempts through July to repeal and replace the Affordable Care Act.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of broadly based, improving global growth and corporate earnings, with monetary conditions still accommodative, that was credited with keeping equity markets firm.
In the euro zone, the improvement in the economy persisted. Fourth quarter growth in gross domestic product (“GDP”) was reported at 2.7% year-over-year, slightly faster than in the U.S. Unemployment edged down to 8.6%, the lowest since December 2008.
China’s GDP growth was a healthy 6.8% year-over-year in the fourth quarter of 2017 and 6.9% for the whole year. Imports were mostly growing at double-digit year-over-year rates, supporting global demand.
Even Japan contributed some good news with an eighth consecutive quarter of GDP growth reported.
In the U.S., unemployment continued to shrink during the period to 4.1%, a 17-year low. The October employment report showed a decline of 33,000 jobs, but we believe this was obviously related to events in September. That month started with devastating hurricanes, rising geo-political tensions with North Korea and an apparently stalled legislative agenda. But by the end, the weather had improved, tensions eased and the outline of the long-awaited tax reform program was announced.
By mid-December, new unemployment claims were near a 44-year low. GDP recorded growth of 3.06% annualized in the second quarter of 2017 and 3.16% in the third. The progression of tax reform from outline to law took place in fits and starts, but the final product was signed into law on December 22. For investors, the key feature was the reduction in the corporate tax rate to 21%, which we believed would probably be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) for the third time in 2017 from 1.25% to 1.50%, with three more increases projected for 2018. As the year ended, however, some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident. Investors soon found out. In late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. Wage and price inflation accelerated in February, while the March employment report showed 313,000 new jobs created. On March 21, the FOMC raised rates from 1.50% to 1.75%.
But by then investors had something else to worry about. On March 1, the White House announced tariffs of 25% on imported steel and 10% on imported aluminum, followed three weeks later by specific tariffs on Chinese imports. While these measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear.
Having set a new record on January 26, the Index fell 7.27% by the end of March.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 1.20% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond Index edged up 0.43%, as almost the entire Treasury yield curve rose but became flatter. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 2.70%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 3.78%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 13.99% in the twelve months. The earnings per share of its constituent companies touched 15% growth year-over-year in the fourth quarter of 2017, with better still to come, in our view. The technology sector was the leader, up 27.68%. Telecommunications was the weakest sector, down 4.86%, under late pressure from rising interest rates.
In currencies, the dollar fell 13.51% against the euro, 10.81% against the pound and 4.43% against the yen. While the U.S. was far ahead of the other regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria that had driven the dollar higher.
In international markets, the MSCI Japan® Index gained 14.19% over the year, in an environment of improving corporate governance and profitability, plus support from the Bank of Japan. The MSCI Europe ex UK® Index added just 2.48%, fading latterly as the stronger euro weighed on corporate earnings and the fiscal boost in the U.S. boosted that market’s relative attractiveness. The MSCI UK® Index actually fell 0.24%. Sentiment suffered from a slowing economy, uncertainty and a lack of progress on Brexit negotiations, exacerbated by the precarious position of the UK’s political leadership.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Index	The Index is the Corporate component of the U.S. Credit Index. It includes publicly-issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. The Index includes corporate sectors including Industrial, Utility, and Finance.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Voya Investment Grade Credit Fund	Portfolio Managers’ Report

Sector Diversification as of March 31, 2018 (as a percentage of net assets)

Financials	30.1%
Consumer, Non-cyclical	13.5%
Communications	12.2%
Utilities	11.5%
Energy	8.2%
Technology	6.9%
Consumer, Cyclical	5.7%
Industrials	4.4%
U.S. Treasury Bonds	2.4%
Basic Materials	1.9%
U.S. Treasury Notes	1.9%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Investment Grade Credit Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Anil Katarya, CFA, and Travis King, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2018, the Fund’s Class SMA shares returned 3.75%, compared to the Bloomberg Barclays U.S. Corporate Index (the “Index” or “Bloomberg Barclays U.S. Corporate”), which returned 2.70% for the same period.
Portfolio Specifics: The Fund produced strong results and outperformed the Index during the reporting period. The Fund finished the period with a slight reduction in its overweight to financials and moved to overweight positions in transportation and utilities. Additionally, the Fund remained overweight BBB-rated issuers. We also favored longer-maturity bonds given continued demand from overseas investors and U.S. Pension plans, as they continued to search for yield. Security selection within financials and industrials was the main driver of performance. Within financials, our positions in banking added the most value, as it performed well on the heels of the passage of tax reform and prospects of deregulation. Within industrials, the Fund was active in allocating risk to take advantage of opportunities in the market. Outperformance came from securities in the consumer, communications, and technology sectors. The Fund’s allocation to U.S. Treasuries was the main detractor from results as rates broadly rose during the reporting period.
Top Ten Holdings as of March 31, 2018 (as a percentage of net assets)

United States Treasury Bond, 2.750%, 11/15/47	1.6%
Qualcomm, Inc., 1.850%, 05/20/19	1.2%
Duke Energy Corp., 3.150%, 08/15/27	1.0%
Apple, Inc., 3.000%, 11/13/27	0.9%
Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	0.9%
Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/21	0.8%
BNP Paribas SA, 4.375%, 03/01/33	0.8%
Bank of America Corp., 4.183%, 11/25/27	0.8%
Commerzbank AG, 8.125%, 09/19/23	0.8%
United States Treasury Bond, 2.750%, 02/15/28	0.8%
Portfolio holdings are subject to change daily.
Current Strategy & Outlook: Despite the bout of volatility during the first quarter, we believe the outlook for investment grade credit remains solid. We believe the upcoming earnings season should support the already strong fundamental picture, with continued global growth providing a nice tailwind. The positive technical story remains intact, as near term headwinds subside. We also believe demand from pension funds and foreign investors should remain strong. Given that much of the recent spread widening has been more prevalent in more-liquid sectors, we believe valuations now offer an attractive buying opportunity. We continue to favor financials as higher interest rates will support the sector, as well as the communications and utilities sectors.

*
Effective December 1, 2017, Kurt Kringelis no longer serves as portfolio manager for the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Investment Grade Credit Fund

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class P March 1, 2013
Including Sales Charge:
Class A(1)(2)	0.24%	3.17%	4.39%	—
Class I(2)	3.08%	3.93%	4.90%	—
Class P	3.57%	4.48%	—	4.39%
Class R6(2)	3.12%	3.95%	4.92%	—
Class SMA	3.75%	4.60%	5.58%	—
Class W(2)	3.00%	3.91%	4.89%	—
Excluding Sales Charge:
Class A(2)	2.83%	3.69%	4.65%	—
Class I(2)	3.08%	3.93%	4.90%	—
Class P	3.57%	4.48%	—	4.39%
Class R6(2)	3.12%	3.95%	4.92%	—
Class SMA	3.75%	4.60%	5.58%	—
Class W(2)	3.00%	3.91%	4.89%	—
Bloomberg Barclays U.S. Corporate	2.70%	3.02%	5.42%	2.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Investment Grade Credit Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The Fund does not pay most expenses directly. However, you may pay certain “wrap fees,” which are not included above. The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Classes A, I and R6 incepted on August 3, 2016 and Class W incepted on August 1, 2017. The Class A, Class I, Class R6 and Class W shares performance shown for the period prior to their inception date is the performance of Class SMA shares with adjustment for any differences in the expenses between the two classes.

5

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018. The Fund’s expenses are shown without the imposition of any sales charges or fees and do not reflect any “wrap fees.” Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any wrap fees or transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different mutual funds through wrap programs. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2018*	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2018*
Class A	$1,000.00	$986.30	0.91%	$4.51	$1,000.00	$1,020.39	0.91%	$4.58
Class I	1,000.00	988.40	0.66%	3.27	1,000.00	1,021.64	0.66%	3.33
Class P	1,000.00	990.20	0.15%	0.74	1,000.00	1,024.18	0.15%	0.76
Class R6	1,000.00	987.60	0.64%	3.17	1,000.00	1,021.74	0.64%	3.23
Class SMA	1,000.00	990.70	0.00%	0.00	1,000.00	1,024.93	0.00%	0.00
Class W	1,000.00	987.60	0.66%	3.27	1,000.00	1,021.64	0.66%	3.33

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Separate Portfolios Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Investment Grade Credit Fund (the “Fund”), a series of Voya Separate Portfolios Trust, including the summary portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “ﬁnancial statements”) and the ﬁnancial highlights for each of the years or periods in the five-year period then ended. In our opinion, the ﬁnancial statements and ﬁnancial highlights present fairly, in all material respects, the ﬁnancial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the ﬁnancial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These ﬁnancial statements and ﬁnancial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these ﬁnancial statements and ﬁnancial highlights based on our audits. We are a public accounting ﬁrm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the ﬁnancial statements and ﬁnancial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the ﬁnancial statements and ﬁnancial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the ﬁnancial statements and ﬁnancial highlights. Such procedures also included conﬁrmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and signiﬁcant estimates made by management, as well as evaluating the overall presentation of the ﬁnancial statements and ﬁnancial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
May 24, 2018
7

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2018

ASSETS:
Investments in securities at fair value+*	$140,759,299
Short-term investments at fair value**	1,454,273
Cash	33,844
Cash collateral for futures	598,800
Receivables:
Investment securities sold	2,836,180
Fund shares sold	45,038
Interest	1,353,005
Prepaid expenses	51,462
Reimbursement due from manager	2,236
Other assets	3,507
Total assets	147,137,644
LIABILITIES:
Income distribution payable	11,645
Payable for investment securities purchased	2,914,217
Payable for fund shares redeemed	31,305
Payable upon receipt of securities loaned	1,454,273
Payable for investment management fees	2,071
Payable for distribution and shareholder service fees	41
Payable to trustees under the deferred compensation plan (Note 6)	3,507
Payable for trustee fees	1,557
Other accrued expenses and liabilities	48,641
Total liabilities	4,467,257
NET ASSETS	$142,670,387
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$143,520,698
Undistributed net investment income	200,948
Accumulated net realized gain	552,389
Net unrealized depreciation	(1,603,648)
NET ASSETS	$142,670,387
+ Including securities loaned at value	$1,418,983
* Cost of investments in securities	$141,899,854
** Cost of short-term investments	$1,454,273
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2018 (continued)

Class A
Net assets	$209,015
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	19,706
Net asset value and redemption price per share†	$10.61
Maximum offering price per share (2.50%)(1)	$10.88
Class I
Net assets	$1,201,099
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	113,249
Net asset value and redemption price per share	$10.61
Class P
Net assets	$137,782,943
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	13,000,414
Net asset value and redemption price per share	$10.60
Class R6
Net assets	$3,078
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	290
Net asset value and redemption price per share	$10.61
Class SMA
Net assets	$3,471,274
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	327,524
Net asset value and redemption price per share	$10.60
Class W
Net assets	$2,978
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	281
Net asset value and redemption price per share	$10.60

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the year ended March 31, 2018

INVESTMENT INCOME:
Dividends	$2,193
Interest	5,440,653
Securities lending income, net	33,665
Total investment income	5,476,511
EXPENSES:
Investment management fees	712,526
Distribution and shareholder service fees:
Class A	353
Transfer agent fees:
Class A	219
Class I	794
Class P	192
Class R6	35
Class SMA	1,843
Class W	4
Shareholder reporting expense	8,776
Registration fees	70,541
Professional fees	63,235
Custody and accounting expense	30,613
Trustee fees	5,419
Miscellaneous expense	20,875
Interest expense	11,448
Total expenses	926,873
Waived and reimbursed fees	(713,242)
Net expenses	213,631
Net investment income	5,262,880
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,583,501
Futures	150,023
Swaps	19,365
Net realized gain	2,752,889
Net change in unrealized appreciation (depreciation) on:
Investments	(2,715,057)
Futures	(426,321)
Net change in unrealized appreciation (depreciation)	(3,141,378)
Net realized and unrealized loss	(388,489)
Increase in net assets resulting from operations	$4,874,391

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2018	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$5,262,880	$4,964,198
Net realized gain	2,752,889	3,858,773
Net change in unrealized appreciation (depreciation)	(3,141,378)	(2,089,038)
Increase in net assets resulting from operations	4,874,391	6,733,933
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,017)	(316)
Class I	(37,652)	(59)
Class P	(5,002,427)	(4,677,654)
Class R6	(95)	(59)
Class SMA	(122,338)	(138,261)
Class W	(64)	—
Net realized gains:
Class A	(3,083)	(30)
Class I	(31,447)	(11)
Class P	(2,835,080)	(494,815)
Class R6	(64)	(11)
Class SMA	(75,659)	(15,465)
Class W	(61)	—
Total distributions	(8,111,987)	(5,326,681)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,875,183	942,365
Reinvestment of distributions	7,913,990	5,172,956
	11,789,173	6,115,321
Cost of shares redeemed	(1,821,373)	(1,723,039)
Net increase in net assets resulting from capital share transactions	9,967,800	4,392,282
Net increase in net assets	6,730,204	5,799,534
NET ASSETS:
Beginning of year or period	135,940,183	130,140,649
End of year or period	$142,670,387	$135,940,183
Undistributed net investment income at end of year or period	$200,948	$142,752

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-18	10.83	0.31	0.01	0.32	0.31	0.23	—	0.54	—	10.61	2.83	1.06	0.91	0.91	2.94	209	425
08-03-16(4) - 03-31-17	11.09	0.22•	(0.24)	(0.02)	0.20	0.04	—	0.24	—	10.83	(0.19)	1.65	0.90	0.90	3.09	71	321
Class I
03-31-18	10.83	0.34	0.01	0.35	0.34	0.23	—	0.57	—	10.61	3.08	0.71	0.66	0.66	3.17	1,201	425
08-03-16(4) - 03-31-17	11.10	0.23•	(0.24)	(0.01)	0.22	0.04	—	0.26	—	10.83	(0.12)	1.71	0.65	0.65	3.22	3	321
Class P
03-31-18	10.83	0.40	0.00*	0.40	0.40	0.23	—	0.63	—	10.60	3.57	0.65	0.15	0.15	3.69	137,783	425
03-31-17	10.71	0.40	0.15	0.55	0.39	0.04	—	0.43	—	10.83	5.18	0.61	0.11	0.11	3.67	133,037	321
03-31-16	11.07	0.42	(0.33)	0.09	0.42	0.03	—	0.45	—	10.71	0.95	0.60	0.10	0.10	3.97	126,494	490
03-31-15	10.79	0.43	0.42	0.85	0.43	0.14	—	0.57	—	11.07	8.05	0.61	0.11	0.11	3.92	125,607	436
03-31-14	10.69	0.41•	0.09	0.50	0.39	0.01	—	0.40	—	10.79	4.81	0.71	0.15	0.15	3.89	87,072	536
Class R6
03-31-18	10.83	0.35	0.00*	0.35	0.34	0.23	—	0.57	—	10.61	3.12	1.78	0.64	0.64	3.19	3	425
08-03-16(4) - 03-31-17	11.10	0.23•	(0.24)	(0.01)	0.22	0.04	—	0.26	—	10.83	(0.12)	1.64	0.63	0.63	3.23	3	321
Class SMA
03-31-18	10.82	0.42	0.00*	0.42	0.41	0.23	—	0.64	—	10.60	3.75	0.71	0.00*	0.00*	3.84	3,471	425
03-31-17	10.70	0.41	0.15	0.56	0.40	0.04	—	0.44	—	10.82	5.27	0.66	0.00	0.00	3.77	2,826	321
03-31-16	11.06	0.43	(0.33)	0.10	0.43	0.03	—	0.46	—	10.70	1.05	0.64	0.00*	0.00*	4.06	3,646	490
03-31-15	10.78	0.44	0.42	0.86	0.44	0.14	—	0.58	—	11.06	8.19	0.65	0.00*	0.00*	4.01	3,158	436
03-31-14	10.69	0.41	0.10	0.51	0.41	0.01	—	0.42	—	10.78	4.87	0.71	0.00	0.00	3.79	6,785	536
Class W
08-01-17(4) - 03-31-18	11.16	0.23•	(0.33)	(0.10)	0.23	0.23	—	0.46	—	10.60	(1.03)	0.81	0.66	0.66	3.15	3	425

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of any wrap fees, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018

NOTE 1 — ORGANIZATION
Voya Separate Portfolios Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for Voya Investment Grade Credit Fund (“Investment Grade Credit” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class I, Class P*, Class R6, Class SMA and Class W. The separate classes of shares differ principally in the type of shareholder permitted to invest in each class and in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid

*
Patent Pending

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Risk Exposures and the Use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument.
During the year ended March 31, 2018, the Fund had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2018, the Fund had an average notional value of  $36,661,383 and $34,113,750 on futures contracts purchased and sold, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at March 31, 2018.
E. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of the swap contract is recorded on the Fund’s Statement of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. The Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, the Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, the Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. The Portfolio may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e.buying protection on an equivalent reference entity).
The Fund may sell credit default swaps which expose the Fund to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
For the year ended March 31, 2018, the Fund had bought and sold credit protection on single name corporate issues to take an active long or short position with respect to the likelihood of a particular issuer’s default. For the year ended March 31, 2018, the Fund had an average notional amount of  $2,575,000 and $3,600,000 on credit default swaps to buy and sell protection, respectively. There were no open credit default swaps to buy or sell protection at March 31, 2018.
F. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund distributes capital gains, if any, annually. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the
Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2018, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
Purchases	Sales
$294,538,046	$289,348,320
U.S. government securities not included above were as follows:
Purchases	Sales
$307,865,173	$307,232,828

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A shares of the Fund have a plan (the “Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class A shares of the Fund pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rate of 0.25%.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A shares. For the year ended March 31, 2018, the Distributor did not retain any sales charges.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2018, the following affiliated investment company owned more than 5% of the Fund:
Affiliated Investment Company	Percentage
Voya Intermediate Bond Portfolio	96.58%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Class A	Class I	Class P	Class R6	Class SMA(1)	Class W
0.90%	0.65%	0.15%	0.63%	0.00%	0.65%

(1)
The Investment Adviser is absorbing and/or reimbursing all operating expenses of Class SMA, except certain extraordinary expenses. However, Class SMA is an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

19

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 7 — EXPENSE LIMITATION
AGREEMENT (continued)

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of March 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
March 31,
2019	2020	2021	Total
$4,437	$18,475	$23,120	$46,032
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2018, are as follows:
	March 31,
	2019	2020	2021	Total
Class A	$—	$91	$207	$298
Class I	—	21	622	643
Class R6	—	20	34	54
Class W	—	—	3	3
The Expense Limitation Agreement is contractual through August 1, 2018 for Classes A, I, P, R6 and W shares and shall renew automatically for one-year terms. The Expense Limitation Agreement is contractual for an indefinite term for Class SMA shares. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended March 31, 2018 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
142	$1,334,493	2.12%

NOTE 9 — CAPITAL SHARES TRANSACTIONS
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
3/31/2018	14,319	—	647	(1,815)	13,151	156,072	—	7,100	(19,445)	143,727
8/3/2016(1) - 3/31/2017	6,522	—	32	—	6,554	70,701	—	346	—	71,047
Class I
3/31/2018	207,215	—	6,290	(100,532)	112,973	2,273,466	—	69,099	(1,101,235)	1,241,330
8/3/2016(1) - 3/31/2017	269	—	7	—	276	3,000	—	70	—	3,070
20

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class P
3/31/2018	—	—	714,194	—*	714,194	—	—	7,837,507	—	7,837,507
3/31/2017	—	—	473,821	—	473,821	—	—	5,172,470	—	5,172,470
Class R6
3/31/2018	—	—	14	—*	14	—	—	159	—	159
8/3/2016(1) - 3/31/2017	269	—	7	—	276	3,000	—	70	—	3,070
Class SMA
3/31/2018	130,657	—	—*	(64,285)	66,372	1,442,645	—	—*	(700,693)	741,952
3/31/2017	79,609	—	—	(159,131)	(79,522)	865,664	—	—	(1,723,039)	(857,375)
Class W
8/1/2017(1) - 3/31/2018	270	—	11	—*	281	3,000	—	125	—	3,125

*
Share amount is less than 0.500 or $0.50.

(1)
Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of March 31, 2018:
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
$4,609	$(38,091)	$33,482
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended March 31, 2018		Year Ended March 31, 2017
Ordinary Income	Long-term Capital Gains	Ordinary Income
$7,453,499	$658,488	$5,326,681
The tax-basis components of distributable earnings as of March 31, 2018 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)
$174,203	$564,010	$(386,964)	$(1,187,626)
At March 31, 2018, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at

21

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 11 — SECURITIES LENDING (continued)

the Market Close of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2018:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$500,521	$(500,521)	$—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Securities (USA) Inc.	246,114	(246,114)	—
Industrial And Commercial Bank Of China	332,957	(332,957)
UBS AG	339,391	(339,391)	—
	$1,418,983	$(1,418,983)	$—

(1)
Collateral with a fair value of  $1,454,273 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2018, the Fund declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0261	May 1, 2018	Daily
Class I	$0.0283	May 1, 2018	Daily
Class P	$0.0331	May 1, 2018	Daily
Class R6	$0.0289	May 1, 2018	Daily
Class SMA	$0.0339	May 1, 2018	Daily
Class W	$0.0278	May 1, 2018	Daily
Line of Credit renewal: Effective May 18, 2018, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of  $400,000,000.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

22

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2018

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.4%
	Basic Materials: 1.9%
500,000 (1)	Anglo American Capital PLC, 3.750%, 04/10/2022	$498,861	0.4
600,000 (1)	Anglo American Capital PLC, 4.875%, 05/14/2025	615,298	0.4
400,000 (1)	BHP Billiton Finance USA Ltd., 6.250%, 10/19/2075	422,200	0.3
500,000 (1)	Corp Nacional del Cobre de Chile, 3.625%, 08/01/2027	486,895	0.3
668,000	Other Securities	659,450	0.5
		2,682,704	1.9
	Communications: 12.2%
1,120,000	Alibaba Group Holding Ltd, 3.400%-4.200%, 12/06/2027-12/06/2047	1,069,224	0.7
237,000 (1)	Amazon.com, Inc., 4.250%, 08/22/2057	237,007	0.2
913,000	AT&T, Inc., 4.900%, 08/14/2037	922,564	0.7
959,000	AT&T, Inc., 5.250%, 03/01/2037	1,016,188	0.7
740,000 (1)	AT&T, Inc., 5.150%, 11/15/2046	757,865	0.5
988,000	AT&T, Inc., 4.125%-5.350%, 02/17/2026-08/14/2058	967,156	0.7
720,000	Baidu, Inc., 3.875%, 09/29/2023	722,165	0.5
740,000	Baidu, Inc., 4.375%, 03/29/2028	742,503	0.5
487,000 (1)	CBS Corp., 3.700%, 06/01/2028	464,485	0.3
650,000	CBS Corp., 5.500%, 05/15/2033	692,864	0.5
1,078,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%-6.484%, 07/23/2020-10/23/2045	1,124,948	0.8
1,502,000	Comcast Corp., 3.400%-4.250%, 01/15/2033-03/01/2048	1,444,389	1.0
230,000 (1)	Cox Communications, Inc., 4.600%, 08/15/2047	220,546	0.2
720,000 (1)	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.738%, 09/20/2029	725,400	0.5
200,000 (1)	Telecom Italia SpA, 5.303%, 05/30/2024	204,250	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
500,000 (1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	$479,137	0.4
200,000 (1)	Tencent Holdings Ltd., 3.925%, 01/19/2038	190,069	0.1
1,012,000	Time Warner, Inc., 3.600%-3.875%, 07/15/ 2025-02/15/2027	986,799	0.7
1,744,000	Verizon Communications, Inc., 4.500%-5.250%, 08/10/2033-09/15/2048	1,794,973	1.3
2,525,000	Other Securities	2,627,128	1.8
		17,389,660	12.2
	Consumer, Cyclical: 5.7%
88,539	American Airlines 2014-1 Class B Pass Through Trust, 4.375%, 04/01/2024	88,982	0.1
338,767	American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	336,020	0.3
168,126	American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	174,641	0.1
185,000	American Airlines 2016-3 Class B Pass Through Trust, 3.750%, 04/15/2027	180,597	0.1
270,788	American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 08/15/2026	279,250	0.2
322,000	Ford Motor Co., 4.346%, 12/08/2026	318,502	0.2
983,000	Ford Motor Credit Co. LLC, 2.597%-4.250%, 11/04/2019-09/20/2022	982,514	0.7
742,000	Southwest Airlines Co., 3.450%, 11/16/2027	718,443	0.5
397,316	United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	409,732	0.3
130,017	United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	131,909	0.1
547,171	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	528,716	0.4
455,000	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/2030	428,996	0.3
3,461,427	Other Securities	3,481,319	2.4
		8,059,621	5.7

See Accompanying Notes to Financial Statements
23

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 13.5%
1,294,000		AbbVie, Inc., 2.500%-3.600%, 05/14/2020-05/14/2026	$1,268,771	0.9
580,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/2026	577,178	0.4
1,189,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/2046	1,285,111	0.9
1,022,000		Anheuser-Busch InBev Worldwide, Inc., 4.375%-4.750%, 04/15/2038-04/15/2058	1,046,521	0.7
550,000 (1)		BAT Capital Corp., 2.297%, 08/14/2020	539,481	0.4
254,000 (1)		BAT Capital Corp., 4.390%, 08/15/2037	252,829	0.2
220,000 (1)		BAT Capital Corp., 4.540%, 08/15/2047	218,121	0.1
987,000		CVS Health Corp., 4.300%, 03/25/2028	995,056	0.7
821,000		CVS Health Corp., 4.780%, 03/25/2038	833,360	0.6
817,000 (2)		CVS Health Corp., 5.050%-5.125%, 07/20/ 2045-03/25/2048	866,094	0.6
407,000		Kroger Co., 3.875%, 10/15/2046	350,924	0.2
530,000		Kroger Co, 2.600%, 02/01/ 2021	521,910	0.4
417,000		Kroger Co/The, 3.700%-5.150%, 08/01/ 2027-08/01/2043	412,555	0.3
1,235,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	1,193,156	0.8
505,000	(1)(2)	Teva Pharmaceutical Finance Netherlands III BV, 6.750%, 03/01/2028	499,152	0.4
8,388,000		Other Securities	8,402,012	5.9
			19,262,231	13.5
		Energy: 8.2%
398,000		BP Capital Markets PLC, 2.315%, 02/13/2020	393,725	0.3
700,000		BP Capital Markets PLC, 4.742%, 03/11/2021	733,715	0.5
918,000		Cimarex Energy Co., 3.900%, 05/15/2027	908,849	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
677,000	Williams Partners L.P., 3.600%, 03/15/2022	$674,823	0.5
499,000	Williams Partners L.P., 3.750%, 06/15/2027	477,657	0.3
8,588,000	Other Securities	8,553,069	6.0
		11,741,838	8.2
	Financial: 30.1%
710,000	American International Group, Inc., 5.750%, 04/01/2048	721,005	0.5
937,000	American International Group, Inc., 4.500%-4.700%, 07/10/2035-07/16/2044	938,329	0.7
1,080,000	Assurant, Inc., 7.000%, 03/27/2048	1,096,879	0.8
1,099,000	Athene Holding Ltd., 4.125%, 01/12/2028	1,055,969	0.7
1,064,000	Bank of America Corp., 3.970%, 03/05/2029	1,067,294	0.8
1,181,000	Bank of America Corp., 4.183%, 11/25/2027	1,172,274	0.8
701,000 (1)	Bank of America Corp., 3.419%, 12/20/2028	671,828	0.5
1,830,000	Bank of America Corp., 3.248%-4.450%, 03/03/2026-07/21/2028	1,800,201	1.2
200,000 (1)	Barclays Bank PLC, 10.179%, 06/12/2021	234,923	0.2
1,200,000 (1)	BNP Paribas SA, 4.375%, 03/01/2033	1,175,208	0.8
831,000	Citigroup, Inc., 4.125%, 07/25/2028	821,647	0.6
1,017,000	Citigroup, Inc., 2.650%-3.200%, 10/26/2020-10/21/2026	982,989	0.7
1,000,000 (1)	Commerzbank AG, 8.125%, 09/19/2023	1,165,736	0.8
913,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	994,691	0.7
420,000 (1)	Credit Suisse Group AG, 3.869%, 01/12/2029	407,021	0.3
524,000 (1)	Credit Suisse Group AG, 4.282%, 01/09/2028	525,236	0.3
690,000 (1)	Farmers Insurance Exchange, 4.747%, 11/01/2057	663,262	0.5
1,040,000	GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	1,017,307	0.7

See Accompanying Notes to Financial Statements
24

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
447,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	$436,206	0.3
223,000	Goldman Sachs Capital I, 6.345%, 02/15/2034	266,170	0.2
751,000	Goldman Sachs Group, Inc./The, 2.908%, 06/05/2023	731,391	0.5
372,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	466,224	0.3
1,113,000	Goldman Sachs Group, Inc./The, 2.905%-3.500%, 07/24/2023-11/16/2026	1,077,468	0.8
710,000	HSBC Holdings PLC, 6.250%, 12/31/2199	720,650	0.5
638,000 (2)	HSBC Holdings PLC, 6.000%-6.875%, 12/31/2199	656,421	0.5
716,000	JPMorgan Chase & Co., 3.882%, 07/24/2038	696,063	0.5
910,000	JPMorgan Chase & Co., 3.897%, 01/23/2049	869,536	0.6
1,661,000	JPMorgan Chase & Co., 2.776%-4.625%, 04/25/2023-12/31/2199	1,643,513	1.1
121,000 (1)	Liberty Mutual Group, Inc., 4.850%, 08/01/2044	125,949	0.1
212,000 (1)	Macquarie Group Ltd, 3.189%, 11/28/2023	204,650	0.1
534,000 (1)	Macquarie Group Ltd, 3.763%, 11/28/2028	505,333	0.4
1,050,000	Mizuho Financial Group, Inc., 4.018%, 03/05/2028	1,055,442	0.7
785,000	Morgan Stanley, 3.772%, 01/24/2029	773,241	0.5
1,560,000	Morgan Stanley, 3.125%-4.350%, 05/22/2023-04/23/2027	1,529,993	1.1
1,050,000 (1)	Nationwide Building Society, 4.125%, 10/18/2032	1,003,316	0.7
1,000,000	Skandinaviska Enskilda Banken AB, 5.750%, 12/31/2199	1,012,347	0.7
700,000 (1)	Societe Generale SA, 2.625%, 09/16/2020	690,704	0.5
580,000 (1)	Standard Chartered PLC, 3.885%, 03/15/2024	575,549	0.4
478,000 (1)	Standard Chartered PLC, 3.950%, 01/11/2023	471,250	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
200,000	Standard Chartered PLC, 6.500%, 12/31/2199	$204,871	0.2
670,000	Synovus Financial Corp., 5.750%, 12/15/2025	697,638	0.5
700,000	UBS AG, 5.125%, 05/15/2024	715,967	0.5
1,314,000	Wells Fargo & Co., 3.584%-4.750%, 06/03/2026-12/07/2046	1,310,899	0.9
7,965,000	Other Securities	7,981,075	5.6
		42,933,665	30.1
	Industrial: 4.4%
6,477,000	Other Securities	6,346,575	4.4
	Technology: 6.9%
1,359,000	Apple, Inc., 3.000%, 11/13/2027	1,302,248	0.9
1,725,000	Apple, Inc., 2.900%-4.250%, 05/13/2025-02/09/2047	1,706,611	1.2
529,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	570,279	0.4
356,000 (1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	452,967	0.3
248,000 (1)	Intel Corp., 3.734%, 12/08/2047	241,667	0.2
1,158,000	Microsoft Corp., 3.450%-4.500%, 08/08/2036-02/06/2057	1,192,156	0.8
821,000 (1)	NXP BV / NXP Funding LLC, 3.875%, 09/01/2022	816,895	0.6
1,082,000	Oracle Corp., 3.250%-4.000%, 11/15/2027-11/15/2047	1,063,697	0.7
1,760,000	Qualcomm, Inc., 1.850%, 05/20/2019	1,748,018	1.2
838,000	Other Securities	810,462	0.6
		9,905,000	6.9
	Utilities: 11.5%
1,165,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	1,115,189	0.8
1,020,000	Dominion Energy, Inc., 2.579%, 07/01/2020	1,007,531	0.7
1,461,000	Duke Energy Corp., 3.150%, 08/15/2027	1,377,024	1.0
437,500	Duke Energy Florida LLC, 2.100%, 12/15/2019	435,281	0.3
400,000 (1)	Enel Finance International NV, 3.500%, 04/06/2028	374,901	0.3

See Accompanying Notes to Financial Statements
25

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
735,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	$681,975	0.5
360,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	363,566	0.2
1,347,000	NextEra Energy Capital Holdings, Inc., 2.800%-4.800%, 01/15/2023-12/01/2077	1,323,897	0.9
720,000	PNM Resources, Inc., 3.250%, 03/09/2021	719,632	0.5
1,103,000	Sempra Energy, 3.400%, 02/01/2028	1,056,983	0.7
744,000	Southern California Edison Co., 3.650%, 03/01/2028	746,014	0.5
325,000 (2)	Southern California Edison Co., 4.125%, 03/01/2048	332,159	0.3
6,723,000	Other Securities	6,832,798	4.8
		16,366,950	11.5
	Total Corporate Bonds/Notes (Cost $135,910,106)	134,688,244	94.4
U.S. TREASURY OBLIGATIONS: 4.3%
	U.S. Treasury Bonds: 2.4%
1,138,000	2.750%, 02/15/2028	1,137,877	0.8
2,437,000	2.750%, 11/15/2047	2,325,052	1.6
		3,462,929	2.4
	U.S. Treasury Notes: 1.9%
722,000	2.500%, 03/31/2023	719,580	0.5
707,000	2.625%, 02/28/2023	708,987	0.5
1,179,000	2.250%-2.750%, 02/29/2020-02/28/2025	1,179,559	0.9
		2,608,126	1.9
	Total U.S. Treasury Obligations (Cost $5,989,748)	6,071,055	4.3
	Total Long-Term Investments (Cost $141,899,854)	140,759,299	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Securities Lending Collateral(3): 1.0%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $1,000,197, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,020,000, due 03/31/18-02/20/68)	$1,000,000	0.7
454,273	Jefferies LLC, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $454,363, collateralized by various U.S. Government Securities, 0.000%-4.375%, Market Value plus accrued interest $463,359, due 04/26/18-02/15/47)	454,273	0.3
		1,454,273	1.0
	Total Short-Term Investments (Cost $1,454,273)	1,454,273	1.0
	Total Investments in Securities (Cost $143,354,127)	$142,213,572	99.7
	Assets in Excess of Other Liabilities	456,815	0.3
	Net Assets	$142,670,387	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements
26

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$134,688,244	$—	$134,688,244
U.S. Treasury Obligations	—	6,071,055	—	6,071,055
Short-Term Investments	—	1,454,273	—	1,454,273
Total Investments, at fair value	$—	$142,213,572	$—	$142,213,572
Other Financial Instruments+
Futures	27,162	—	—	27,162
Total Assets	$27,162	$142,213,572	$—	$142,240,734
Liabilities Table
Other Financial Instruments+
Futures	$(490,256)	$—	$—	$(490,256)
Total Liabilities	$(490,256)	$—	$—	$(490,256)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2018, the following futures contracts were outstanding for Voya Investment Grade Credit Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	124	06/29/18	$26,363,563	$(4,481)
U.S. Treasury 5-Year Note	45	06/29/18	5,150,742	15,579
U.S. Treasury Ultra 10-Year Note	21	06/20/18	2,727,047	11,583
			$34,241,352	$22,681
Short Contracts
U.S. Treasury 10-Year Note	(147)	06/20/18	(17,807,672)	(130,077)
U.S. Treasury Long Bond	(3)	06/20/18	(439,875)	(10,717)
U.S. Treasury Ultra Long Bond	(67)	06/20/18	(10,751,406)	(344,981)
			$(28,998,953)	$(485,775)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$27,162
Total Asset Derivatives		$27,162
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$490,256
Total Liability Derivatives		$490,256

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
27

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2018 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$19,365	$19,365
Interest rate contracts	150,023	—	150,023
Total	$150,023	$19,365	$169,388

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(426,321)
Total	$(426,321)

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $142,938,105.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,416,710
Gross Unrealized Depreciation	(2,604,336)
Net Unrealized Depreciation	$(1,187,626)

See Accompanying Notes to Financial Statements
28

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2018 were as follows:
Fund Name	Type	Per Share Amount
Voya Investment Grade Credit Fund
Class A	NII	$0.3091
Class I	NII	$0.3364
Class P	NII	$0.3981
Class R6	NII	$0.3398
Class SMA	NII	$0.4078
Class W	NII	$0.2295
All Classes	STCG	$0.1750
All Classes	LTCG	$0.0504

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
The Fund designates $658,488 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
29

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014 – Present May 2007 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2007 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	May 2007 – Present	Consultant (May 2001 – Present).	151	None.
30

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015 – Present	Retired.	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2007 – Present	Retired.	151	None.
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2007 – Present	Senior Managing Director, Head of the Client Group, Voya Investment Management (March 2009 – Present). President and Chief Executive Officer, Voya Investments, LLC (December 2006 – March 2018).	151	Voya Investments Distributor, LLC (December 2005 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2018.

(3)
Prior to May 18, 2018, Mr. Mathews was deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his previous affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.'s affiliates. Effective May 18, 2018, Shaun P. Mathews is no longer an “interested person” of the Trust and effective July 10, 2018, Dina Santoro will be an “interested person” of the Trust.

31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2007 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 47	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2007 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	March 2007 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present); Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2007 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2007 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	March 2007 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	March 2007 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

34

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contract AND SUB-ADVISORY CONTRACT
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and Voya Separate Portfolios Trust (the “Trust”), on behalf of Voya Investment Grade Credit Fund, a series of the Trust (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of the Management Contract and the Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the
Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of

35

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contract and Sub-Advisory Contract were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category, Selected Peer Group and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Fund and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Fund and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when the Fund first was organized; differences in the original sponsors of the funds or other clients that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser

36

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

for sub-advisory services for the Fund, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving the Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. The Fund’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the second quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.

37

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

38

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
172492         (0318-052318)

Annual Report
March 31, 2018
Classes A, I, P* and W
■
Voya Emerging Markets Corporate Debt Fund

■
Voya Emerging Markets Hard Currency Debt Fund

■
Voya Emerging Markets Local Currency Debt Fund

■
Voya Securitized Credit Fund

*Patent Pending
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

PRESIDENT’S LETTER

Volatility Moves Back in to Stay
Dear Shareholder,
The end of the reporting period marked the return of volatility to the financial markets, and no asset class was immune from price swings. Rising geopolitical stress, fears of a looming trade war with China and political drama from Washington gave investors the jitters. A rise in U.S. Treasury yields that began late in the fourth quarter of 2017 led to a massive volatility spike for the stock and bond markets. Although the sharp rise of volatility marked a sudden change of direction from recent conditions, it was in fact a return to historically normal financial market behavior.
Positive signals — from housing starts to industrial production to emergent inflation —  reinforce the view, in our opinion, that the global economy is healthy, even if the growth outlook may be moderating. We do not expect a meaningful downshift of growth, more likely a cooling off from well above trend levels. Corporate profits are an area of fundamental support for stock prices, as we are seeing in strong first-quarter earnings reporting.
Amid elevated volatility, we continue to believe that staying fully invested and globally diversified is an effective way to navigate the potential for market turbulence going forward. While the many economic regions of the globe can influence each other, they do not move in lockstep. Broad global diversification across continents, markets and asset classes remains, in our opinion, important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe it behooves investors to follow their asset allocation plan and avoid the temptation to time entry or exit points. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 27, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended March 31, 2018

In our semi-annual report we described the backdrop as global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, added 6.72% for the half-year. A “buy-the-dip” mentality prevailed, in which any disappointment or setback was soon forgiven, leaving the Index to resume its advance. But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, but the Index was still able to build on its first half increase, ending the fiscal year up 9.90%. (The Index returned 13.59% for the year ended March 31, 2018, measured in U.S. dollars.)
Expectations for the new Administration’s agenda of massive infrastructure spending, tax reductions and lighter financial regulation to boost stocks soon faded in 2017. The agenda seemed to have stumbled in a tangle of unsuccessful attempts through July to repeal and replace the Affordable Care Act.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of broadly based, improving global growth and corporate earnings, with monetary conditions still accommodative, that was credited with keeping equity markets firm.
In the euro zone, the improvement in the economy persisted. Fourth quarter growth in gross domestic product (“GDP”) was reported at 2.7% year-over-year, slightly faster than in the U.S. Unemployment edged down to 8.6%, the lowest since December 2008.
China’s GDP growth was a healthy 6.8% year-over-year in the fourth quarter of 2017 and 6.9% for the whole year. Imports were mostly growing at double-digit year-over-year rates, supporting global demand.
Even Japan contributed some good news with an eighth consecutive quarter of GDP growth reported.
In the U.S., unemployment continued to shrink during the period to 4.1%, a 17-year low. The October employment report showed a decline of 33,000 jobs, but we believe this was obviously related to events in September. That month started with devastating hurricanes, rising geo-political tensions with North Korea and an apparently stalled legislative agenda. But by the end, the weather had improved, tensions eased and the outline of the long-awaited tax reform program was announced.
By mid-December, new unemployment claims were near a 44-year low. GDP recorded growth of 3.06% annualized in the second quarter of 2017 and 3.16% in the third. The progression of tax reform from outline to law took place in fits and starts, but the final product was signed into law on December 22. For investors, the key feature was the reduction in the corporate tax rate to 21%, which we believed would probably be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) for the third time in 2017 from 1.25% to 1.50%, with three more increases projected for 2018. As the year ended, however, some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident. Investors soon found out. In late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. Wage and price inflation accelerated in February, while the March employment report showed 313,000 new jobs created. On March 21, the FOMC raised rates from 1.50% to 1.75%.
But by then investors had something else to worry about. On March 1, the White House announced tariffs of 25% on imported steel and 10% on imported aluminum, followed three weeks later by specific tariffs on Chinese imports. While these measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear.
Having set a new record on January 26, the Index fell 7.27% by the end of March.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 1.20% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond Index edged up 0.43%, as almost the entire Treasury yield curve rose but became flatter. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 2.70%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 3.78%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 13.99% in the twelve months. The earnings per share of its constituent companies touched 15% growth year-over-year in the fourth quarter of 2017, with better still to come, in our view. The technology sector was the leader, up 27.68%. Telecommunications was the weakest sector, down 4.86%, under late pressure from rising interest rates.
In currencies, the dollar fell 13.51% against the euro, 10.81% against the pound and 4.43% against the yen. While the U.S. was far ahead of the other regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria that had driven the dollar higher.
In international markets, the MSCI Japan® Index gained 14.19% over the year, in an environment of improving corporate governance and profitability, plus support from the Bank of Japan. The MSCI Europe ex UK® Index added just 2.48%, fading latterly as the stronger euro weighed on corporate earnings and the fiscal boost in the U.S. boosted that market’s relative attractiveness. The MSCI UK® Index actually fell 0.24%. Sentiment suffered from a slowing economy, uncertainty and a lack of progress on Brexit negotiations, exacerbated by the precarious position of the UK’s political leadership.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Securitized Bond Index	An index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The Corporate Emerging Markets Bond Index (“CEMBI”) Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
JP Morgan Government Bond Index — Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It limits the weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Emerging Markets Corporate Debt Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2018 (as a percentage of net assets)

Russia	11.8%
Brazil	11.4%
Mexico	7.9%
India	7.5%
Chile	7.2%
Turkey	5.7%
Peru	4.8%
Colombia	3.2%
Israel	3.1%
Argentina	3.0%
Countries between 0.4% – 2.8%^	23.7%
Assets in Excess of Other Liabilities*	10.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 15 countries, which each represents 0.4% – 2.8% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Corporate Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Kurt Kringelis, CFA, and Jean-Dominique Bütikofer, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2018, the Fund’s Class P shares returned 4.22%, compared to the J.P. Morgan Corporate Emerging Markets Bond Index Diversified (the “Index” or “JPM CEMBI”) which returned 3.33% for the same period.
Portfolio Specifics: The Fund outperformed the Index for the reporting period. The Fund generated strong results over the first nine months of the period. However, a portion of those gains were given back over the last three months of the period, as volatility that stemmed from higher inflation expectations in the U.S. resulted in a higher spike in interest rates. This led to a pullback in in total returns for emerging markets corporate securities, despite what we view as solid growth momentum and fundamentals, as well as more prudent financial policies instilled by emerging markets corporations. The Fund was typically neutral to overweight high yield over investment grade-rated issuers, while holding regional biases towards Latin American and Central and Eastern European issuers versus an underweight to Asia. Notable contributors to
Top Ten Holdings as of March 31, 2018* (as a percentage of net assets)

Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/22	1.9%
Woori Bank Co. Ltd., 4.750%, 04/30/24	1.9%
Reliance Industries Ltd, 3.667%, 11/30/27	1.8%
Vedanta Resources PLC, 6.375%, 07/30/22	1.4%
VTB Bank OJSC Via VTB Capital SA, 6.950%, 10/17/22	1.4%
Melco Resorts Finance Ltd., 4.875%, 06/06/25	1.4%
Cencosud SA, 5.150%, 02/12/25	1.3%
Cementos Pacasmayo SAA, 4.500%, 02/08/23	1.2%
VimpelCom Holdings BV, 4.950%, 06/16/24	1.2%
Gazprom Neft OAO Via GPN Capital SA, 4.375%, 09/19/22	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
outperformance included holdings in Mexican and Brazilian industrial issuers, Brazilian and Chilean pulp and paper issuers and Turkish and Russian banks. Holdings in the telecom, media and technology and oil and gas sectors detracted from performance.
Current Strategy & Outlook: We believe growth within emerging markets will remain positive, though we also believe that momentum is slowing. In our view, intra-emerging markets trade may mitigate uncertainty as the U.S. and China face off over tariffs. We also believe that rising trade war risk could dampen global commodity demand, although the supply discipline imposed by Chinese producers has historically provided downside support. In our opinion, solid euro zone growth and a more benign slowdown in China should support emerging markets. We believe country differentiation remains key, due to changing macro drivers, election-related risks and tighter financial conditions.

*
Effective May 5, 2017 Rob Turner was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Emerging Markets Corporate Debt Fund

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Year	Since Inception of Class P August 9, 2012
Class P	4.22%	4.21%	5.03%
JPM CEMBI	3.33%	4.19%	4.75%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Corporate Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Voya Emerging Markets Hard Currency Debt Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2018 (as a percentage of net assets)

Mexico	8.8%
Indonesia	6.7%
Argentina	5.7%
Brazil	5.1%
Chile	5.1%
Russia	4.9%
Turkey	3.7%
Panama	3.0%
Dominican Republic	2.8%
Colombia	2.6%
Countries between 0.0% – 2.6%^	45.7%
Assets in Excess of Other Liabilities*	5.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 42 countries, which each represents 0.0% – 2.6% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Hard Currency Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Matthew Toms, CFA, and Jean-Dominique Bütikofer, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2018, the Fund’s Class P shares returned 5.06%, which included $0.01 per share return of capital, compared to the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index” or “JPM EMBI”) which returned 4.30% for the same period.
Portfolio Specifics: The Fund outperformed the Index for the period. The Fund generated strong results over the first nine months of the period. However, a portion of those gains were given back over the last three months of the period, as volatility that stemmed from higher inflation expectations in the U.S. resulted in a higher spike in interest rates. This led to a pullback in total returns for emerging markets hard currency assets, despite what we view as solid growth momentum and underlying fundamentals. The Fund maintained its underweight to sovereigns versus the Index, while keeping overweights to quasi-sovereigns and select blue-chip corporate securities. Regionally, the Fund maintained a bias towards Latin America, namely Argentina, Mexico
Top Ten Holdings as of March 31, 2018 (as a percentage of net assets)

Argentine Republic Government International Bond, 6.875%, 01/26/27	1.6%
Turkey Government International Bond, 7.375%, 02/05/25	1.6%
Lebanon Government International Bond, 6.100%, 10/04/22	1.4%
Kazakhstan Government International Bond, 6.500%, 07/21/45	1.4%
Indonesia Government International Bond, 8.500%, 10/12/35	1.4%
Brazilian Government International Bond, 2.625%, 01/05/23	1.4%
Ivory Coast Government International Bond, 5.750%, 12/31/32	1.3%
Petroleos Mexicanos, 6.875%, 08/04/26	1.3%
Croatia Government International Bond, 5.500%, 04/04/23	1.3%
Argentine Republic Government International Bond, 7.500%, 04/22/26	1.3%
Portfolio holdings are subject to change daily.
and Chile. By contrast, the Fund maintained an underweight to Asia, with the exception of an overweight to Indonesia, due to expensive valuations, as well as issuers prone to idiosyncratic risks such as Venezuela, South Africa, and, until later in the period, Turkey. Security selection in Argentina, Mexico, Chile and Russia contributed to performance. Notable detractors included security selection in Turkey and an underweight to Ecuador.
Current Strategy & Outlook: We believe growth within emerging markets will remain positive, though we also believe that momentum is slowing. In our view, intra-emerging markets trade may mitigate uncertainty as the U.S. and China face off over tariffs. We also believe that rising trade war risk could dampen global commodity demand, although the supply discipline imposed by Chinese producers has historically provided downside support. In our opinion, solid euro zone growth and a more benign slowdown in China should support emerging markets and country differentiation remains key, due to changing macro drivers, election-related risks and tighter financial conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Emerging Markets Hard Currency Debt Fund

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Year	Since Inception of Class P August 9, 2012	Since Inception of Class A, I, W August 1, 2017
Including Sales Charge:
Class A(1)(2)	1.32%	3.27%	—	3.46%
Class I(2)	4.22%	4.06%	—	4.19%
Class P	5.06%	4.92%	5.04%	—
Class W(2)	4.22%	4.06%	—	4.19%
Excluding Sales Charge:
Class A(2)	3.95%	3.80%	—	3.93%
Class I(2)	4.22%	4.06%	—	4.19%
Class P	5.06%	4.92%	5.04%	—
Class W(2)	4.22%	4.06%	—	4.19%
JPM EMBI	4.30%	4.69%	4.64%	4.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Hard Currency Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
The Class A, Class I and Class W shares performance shown for the period prior to their inception date is the performance of Class P shares with adjustment for any differences in the expenses between the two classes.

Voya Emerging Markets Local Currency Debt Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2018 (as a percentage of net assets)

Indonesia	10.6%
Brazil	9.1%
Russia	8.3%
Colombia	8.0%
South Africa	6.0%
Turkey	5.4%
Malaysia	4.8%
Thailand	4.7%
Mexico	4.6%
Hungary	3.6%
Countries between 0.3% – 3.5%^	18.1%
Assets in Excess of Other Liabilities*	16.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 9 countries, which each represents 0.3% – 3.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Brian Timberlake, Ph.D., CFA, and Jean-Dominique Bütikofer, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March, 2018, the Fund’s Class P shares returned 12.30%, compared to the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified (the “Index” or “JPM GBI-EM”) which returned 12.99% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the reporting period, during which emerging markets continued to benefit from global growth momentum, stable commodity prices and a weaker U.S. dollar. The Fund’s foreign exchange positioning detracted from performance. By contrast, its interest rate positioning was the main contributor to results. The Fund’s underweight duration positions in Brazilian and Mexican rates, as well as positions in the Colombian peso, Russian ruble and South African rand also detracted from performance. The Fund’s overweight duration positioning in Russia was a notable contributor, as higher inflation prompted the Russian central bank to lower interest rates. Additionally, overweight positioning in the Malaysian ringgit added to returns as the
Top Ten Holdings as of March 31, 2018* (as a percentage of net assets)

Colombian TES, 7.000%, 05/04/22	3.8%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	3.5%
Russian Federal Bond - OFZ, 7.000%, 08/16/23	3.1%
Romania Government Bond, 5.850%, 04/26/23	2.7%
Malaysia Government Bond, 3.955%, 09/15/25	2.5%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	2.2%
Thailand Government Bond, 4.875%, 06/22/29	2.0%
Indonesia Treasury Bond, 7.000%, 05/15/27	2.0%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/25	2.0%
Turkey Government Bond, 9.500%, 01/12/22	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Malaysian economy strengthened.
Current Strategy & Outlook: We believe growth within emerging markets will remain positive, though momentum is slowing. In our view, intra-emerging markets trade may mitigate uncertainty as the U.S. and China face off over tariffs. We also believe that rising trade war risk could dampen global commodity demand, although the supply discipline imposed by Chinese producers has historically provided downside support. In our opinion, solid euro zone growth and a more benign slowdown in China should support emerging markets. We believe country differentiation remains key, due to changing macro drivers, election-related risks and tighter financial conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Emerging Markets Local Currency Debt Fund

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Year	Since Inception of Class P August 6, 2012
Class P	12.30%	-1.61%	-0.52%
JPM GBI-EM	12.99%	-0.67%	0.29%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Local Currency Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Voya Securitized Credit Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2018 (as a percentage of net assets)

United States	76.4%
Cayman Islands	16.2%
Assets in Excess of Other Liabilities*	7.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Securitized Credit Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by David Goodson, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2018, the Fund’s P Class shares returned 7.28%, compared to the Bloomberg Barclays U.S. Securitized Bond Index (the “Index” or “Bloomberg Barclays U.S. Securitized”), which returned 0.79% for the same period.
Portfolio Specifics: For the period, the Fund remained strategically underweight agency residential mortgage-backed securities (“RMBS”), the largest constituent of the Index. This underweight was offset by an overweight to the credit portion of the securitized universe. Agency RMBS remained less attractive to us given further upticks in expected volatility, the Federal Reserve Board (“Fed”) tapering and uncertain demand. There were no material changes to the Fund’s positioning during the reporting period. That said, we did increase exposure to certain portions of the commercial mortgage-backed security (“CMBS”) market as we believed fundamentals remained steady and supply/demand technicals were balanced by spread tightening in the corporate market. The Fund’s positions in legacy, pre-crisis issued non-agency RMBS continued to decrease as these positions further amortized. Allocations to off-index sectors were the largest contributors to performance over the period, with non-agency RMBS and credit risk transfer securities performing the best as spreads tightened considerably.
Security selection within CMBS and asset-backed securities (“ABS”) significantly added to performance during the period. Within ABS, we captured more attractive yield premiums through our investments in collateralized loan obligations (“CLOs”). We remained strategically short duration relative to the Index for the period. This was beneficial for performance as the Fed continued to increase short-term interest rates.
Top Ten Holdings as of March 31, 2018* (as a percentage of net assets)

FREMF Mortgage Trust 2012-K706 P, 4.428%, 11/25/44	1.4%
PFP 2017-4 E Ltd., 6.627%, 07/14/35	1.4%
IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.082%, 02/25/46	1.3%
SoFi Consumer Loan Program 2016-3 B, 4.490%, 12/26/25	1.2%
Progress Residential 2015-SFR3 C, 4.327%, 11/12/32	1.1%
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/46	1.1%
TBW Mortgage-Backed Trust 2007-2 A1A, 5.965%, 07/25/37	1.1%
BANK 2017-BNK4 E, 3.357%, 05/15/50	1.1%
Alternative Loan Trust 2005-10CB 1A1, 2.372%, 05/25/35	1.1%
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3 M3, 6.872%, 12/25/28	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Spread sectors widened in the middle of the period, resulting in short-term weakness and some underperformance; this widening reversed later in the period.
The Fund utilized U.S. Treasury futures for duration management purposes. For the period, derivatives had a positive impact on the Fund’s performance.
Current Strategy & Outlook: Volatility has returned, and we believe it is here to stay. At this stage in the business cycle, we believe volatility creates opportunity; we believe that security selection, while always important, becomes an even greater focus. We maintain our positive stance on securitized assets, including ABS and non-agency RMBS. We remain underweight agency RMBS, as we believe the unwinding of the Fed’s balance sheet skews risks to the downside for this sector. Finally, we are targeting Fund duration shorter than the Index, given the expected rising interest rate environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Securitized Credit Fund

Average Annual Total Returns for the Period Ended March 31, 2018
	1 Year	Since Inception of Class P August 7, 2014	Since Inception of Classes A and I August 3, 2015	Since Inception of Class W August 1, 2017
Including Sales Charge:
Class A(1)(2)	3.61%	—	4.58%	—
Class I(2)	6.55%	—	5.64%	—
Class P	7.28%	6.32%	—	—
Class W(2)	6.74%	—	—	5.63%
Excluding Sales Charge:
Class A(2)	6.29%	—	5.31%	—
Class I(2)	6.55%	—	5.64%	—
Class P	7.28%	6.32%	—	—
Class W(2)	6.74%	—	—	5.63%
Bloomberg Barclays U.S. Securitized	0.79%	1.79%	1.79%	1.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Securitized Credit Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to
www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
The Class A, Class I and Class W shares performance shown for the period prior to their inception date is the performance of Class P shares with adjustment for any differences in the expenses between the two classes.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2018*	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2018*
Voya Emerging Markets Corporate Debt Fund
Class P	$1,000.00	$996.60	0.10%	$0.50	$1,000.00	$1,024.43	0.10%	$0.50
Voya Emerging Markets Hard Currency Debt Fund
Class A	$1,000.00	$988.80	1.15%	$5.70	$1,000.00	$1,019.20	1.15%	$5.79
Class I	1,000.00	990.20	0.85	4.22	1,000.00	1,020.69	0.85	4.28
Class P	1,000.00	994.10	0.09	0.45	1,000.00	1,024.48	0.09	0.45
Class W	1,000.00	990.20	0.90	4.47	1,000.00	1,020.44	0.90	4.53
Voya Emerging Markets Local Currency Debt Fund
Class P	$1,000.00	$1,054.80	0.15%	$0.77	$1,000.00	$1,024.18	0.15%	$0.76
Voya Securitized Credit Fund
Class A	$1,000.00	$1,017.60	1.00%	$5.03	$1,000.00	$1,019.95	1.00%	$5.04
Class I	1,000.00	1,018.90	0.68	3.42	1,000.00	1,021.54	0.68	3.43
Class P	1,000.00	1,022.40	0.05	0.25	1,000.00	1,024.68	0.05	0.25
Class W	1,000.00	1,018.90	0.75	3.78	1,000.00	1,021.19	0.75	3.78

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Separate Portfolios Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya Securitized Credit Fund (the “Funds”), each a series of Voya Separate Portfolios Trust, including the summary portfolios of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
May 24, 2018

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2018

	Voya Emerging Markets Corporate Debt Fund	Voya Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund	Voya Securitized Credit Fund
ASSETS:
Investments in securities at fair value+*	$95,015,708	$162,934,223	$97,793,021	$316,912,005
Short-term investments at fair value**	13,019,272	15,234,291	17,242,447	28,418,812
Cash	11,394	110,044	290,896	284,261
Cash collateral for futures	102,859	188,581	336,917	1,604,000
Cash pledged for centrally cleared swaps (Note 2)	—	—	335,000	—
Foreign currencies at value***	—	—	320,422	—
Receivables:
Investment securities sold	—	—	—	1,355,695
Fund shares sold	—	44,540	—	3,779,798
Dividends	—	26	835	72
Interest	1,368,939	2,208,122	2,102,998	1,708,138
Foreign tax reclaims	—	—	17,528	—
Unrealized appreciation on forward foreign currency contracts	—	1,107	921,047	—
Unrealized appreciation on OTC swap agreements	—	—	31,700	—
Prepaid expenses	6,738	41,858	6,616	35,101
Reimbursement due from manager	—	—	6,322	27,203
Other assets	2,256	3,722	2,285	4,051
Total assets	109,527,166	180,766,514	119,408,034	354,129,136
LIABILITIES:
Income distribution payable	—	25,128	—	609
Payable for investment securities purchased	—	—	260,038	8,697,954
Payable for fund shares redeemed	—	23,344	—	3,163,458
Payable upon receipt of securities loaned	3,042,599	7,439,667	815,423	—
Unrealized depreciation on forward foreign currency contracts	—	—	596,416	—
Variation margin payable on centrally cleared swaps	—	—	1,681	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	110,000	—
Payable for investment management fees	—	4,392	—	81,549
Payable for distribution and shareholder service fees	—	1	—	1,364
Payable to trustees under the deferred compensation plan (Note 6)	2,256	3,722	2,285	4,051
Payable for trustee fees	533	809	494	1,504
Other accrued expenses and liabilities	34,621	50,693	58,430	94,431
Total liabilities	3,080,009	7,547,756	1,844,767	12,044,920
NET ASSETS	$106,447,157	$173,218,758	$117,563,267	$342,084,216
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$106,259,288	$180,363,104	$122,805,778	$337,394,162
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	190,018	(72,859)	547,697	304,451
Accumulated net realized loss	(536,414)	(7,703,512)	(5,232,358)	(532,919)
Net unrealized appreciation (depreciation)	534,265	632,025	(557,850)	4,918,522
NET ASSETS	$106,447,157	$173,218,758	$117,563,267	$342,084,216
+ Including securities loaned at value	$2,979,066	$7,295,411	$766,195	$—
* Cost of investments in securities	$94,371,346	$162,115,603	$98,779,870	$313,062,906
** Cost of short-term investments	$13,021,607	$15,236,395	$17,244,550	$28,425,865
*** Cost of foreign currencies	$—	$—	$321,048	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2018 (continued)

	Voya Emerging Markets Corporate Debt Fund	Voya Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund	Voya Securitized Credit Fund
Class A
Net assets	n/a	$7,280	n/a	$9,665,043
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	755	n/a	945,261
Net asset value and redemption price per share†	n/a	$9.64	n/a	$10.22
Maximum offering price per share (2.50%)(1)	n/a	$9.89	n/a	$10.48
Class I
Net assets	n/a	$7,658,986	n/a	$160,778,317
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	794,142	n/a	15,694,367
Net asset value and redemption price per share	n/a	$9.64	n/a	$10.24
Class P
Net assets	$106,447,157	$165,549,465	$117,563,267	$171,597,023
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,840,984	17,172,870	14,644,902	16,676,773
Net asset value and redemption price per share	$9.82	$9.64	$8.03	$10.29
Class W
Net assets	n/a	$3,027	n/a	$43,833
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	314	n/a	4,278
Net asset value and redemption price per share	n/a	$9.64	n/a	$10.25

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2018

	Voya Emerging Markets Corporate Debt Fund	Voya Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund	Voya Securitized Credit Fund
INVESTMENT INCOME:
Dividends	$3,913	$2,512	$3,511	$10,588
Interest, net of foreign taxes withheld*	5,338,414	8,096,315	5,950,079	14,785,688
Securities lending income, net	63,331	47,645	1,738	—
Total investment income	5,405,658	8,146,472	5,955,328	14,796,276
EXPENSES:
Investment management fees	1,012,696	1,208,826	788,875	1,804,648
Distribution and shareholder service fees:
Class A	—	14	—	4,551
Transfer agent fees:
Class A	—	44	—	3,730
Class I	—	114	—	58,776
Class P	247	297	102	254
Class W	—	16	—	49
Shareholder reporting expense	2,435	4,135	2,942	20,250
Registration fees	25,431	36,294	24,651	61,248
Professional fees	36,850	53,087	37,900	77,784
Custody and accounting expense	20,645	32,173	145,925	75,200
Trustee fees	4,264	6,469	3,944	12,031
Miscellaneous expense	9,888	11,840	7,519	23,530
Interest expense	1,007	1,584	996	5,399
Total expenses	1,113,463	1,354,893	1,012,854	2,147,450
Waived and reimbursed fees	(1,012,696)	(1,200,848)	(862,100)	(1,097,159)
Net expenses	100,767	154,045	150,754	1,050,291
Net investment income	5,304,891	7,992,427	5,804,574	13,745,985
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indonesian capital gains tax withheld^) (net of Colombian capital gains tax withheld^)	2,030,368	1,523,849	(1,512,179)	2,577,674
Forward foreign currency contracts	—	9,329	1,481,968	—
Foreign currency related transactions	—	(18,793)	156,987	—
Futures	146,872	254,586	(6,145)	308,456
Swaps	—	717	(64,943)	—
Net realized gain	2,177,240	1,769,688	55,688	2,886,130
Net change in unrealized appreciation (depreciation) on:
Investments	(2,973,670)	(1,979,683)	5,479,841	2,362,152
Forward foreign currency contracts	—	1,107	145,924	—
Foreign currency related transactions	—	104	16,917	—
Futures	(114,508)	(161,261)	(637)	907,228
Swaps	—	—	21,466	—
Net change in unrealized appreciation (depreciation)	(3,088,178)	(2,139,733)	5,663,511	3,269,380
Net realized and unrealized gain (loss)	(910,938)	(370,045)	5,719,199	6,155,510
Increase in net assets resulting from operations	$4,393,953	$7,622,382	$11,523,773	$19,901,495
* Foreign taxes withheld	$—	$—	$163,292	$—
^ Foreign taxes on sale of Indonesian investments	$—	$—	$4,237	$—
^ Foreign taxes on sale of Colombian investments	$—	$—	$20,377	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Corporate Debt Fund		Voya Emerging Markets Hard Currency Debt Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$5,304,891	$4,921,457	$7,992,427	$8,077,117
Net realized gain	2,177,240	1,523,616	1,769,688	1,103,486
Net change in unrealized appreciation (depreciation)	(3,088,178)	1,574,563	(2,139,733)	4,000,359
Increase in net assets resulting from operations	4,393,953	8,019,636	7,622,382	13,180,962
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(213)	—
Class I	—	—	(42,377)	—
Class P	(5,285,539)	(5,095,686)	(7,984,559)	(8,437,204)
Class W	—	—	(86)	—
Return of capital:
Class A	—	—	(5)	—
Class I	—	—	(3,934)	—
Class P	—	—	(110,327)	(395,733)
Class W	—	—	(2)	—
Total distributions	(5,285,539)	(5,095,686)	(8,141,503)	(8,832,937)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	140,001	6,168,000	14,765,893	5,517,999
Reinvestment of distributions	5,285,539	5,095,686	8,095,499	8,832,937
	5,425,540	11,263,686	22,861,392	14,350,936
Cost of shares redeemed	(999,996)	(1,199,999)	(1,713,580)	(2,400,000)
Net increase in net assets resulting from capital share transactions	4,425,544	10,063,687	21,147,812	11,950,936
Net increase in net assets	3,533,958	12,987,637	20,628,691	16,298,961
NET ASSETS:
Beginning of year or period	102,913,199	89,925,562	152,590,067	136,291,106
End of year or period	$106,447,157	$102,913,199	$173,218,758	$152,590,067
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$190,018	$170,666	$(72,859)	$(35,917)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Local Currency Debt Fund		Voya Securitized Credit Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$5,804,574	$4,686,385	$13,745,985	$10,412,989
Net realized gain (loss)	55,688	(8,475,533)	2,886,130	(1,493,473)
Net change in unrealized appreciation (depreciation)	5,663,511	7,269,366	3,269,380	3,417,277
Increase in net assets resulting from operations	11,523,773	3,480,218	19,901,495	12,336,793
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(75,519)	(18,315)
Class I	—	—	(6,009,839)	(2,784,164)
Class P	(4,600,863)	—	(8,095,330)	(7,704,541)
Class W	—	—	(1,023)	—
Net realized gains:
Class A	—	—	(9,072)	(1,254)
Class I	—	—	(505,353)	(348,192)
Class P	—	—	(550,274)	(449,810)
Class W	—	—	(148)	—
Return of capital:
Class P	—	(2,762,144)	—	—
Total distributions	(4,600,863)	(2,762,144)	(15,246,558)	(11,306,276)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,939,999	5,397,301	74,838,840	131,617,507
Reinvestment of distributions	4,600,863	2,762,144	15,238,240	11,301,866
	20,540,862	8,159,445	90,077,080	142,919,373
Cost of shares redeemed	(1,400,018)	—	(28,379,468)	(13,887,874)
Net increase in net assets resulting from capital share transactions	19,140,844	8,159,445	61,697,612	129,031,499
Net increase in net assets	26,063,754	8,877,519	66,352,549	130,062,016
NET ASSETS:
Beginning of year or period	91,499,513	82,621,994	275,731,667	145,669,651
End of year or period	$117,563,267	$91,499,513	$342,084,216	$275,731,667
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$547,697	$(153,827)	$304,451	$371,685

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Corporate Debt Fund
Class P
03-31-18	9.90	0.50	(0.08)	0.42	0.50	—	—	0.50	—	9.82	4.22	1.05	0.10	0.10	4.98	106,447	83
03-31-17	9.59	0.49	0.33	0.82	0.51	—	—	0.51	—	9.90	8.74	1.06	0.11	0.11	5.02	102,913	80
03-31-16	9.83	0.47•	(0.24)	0.23	0.47	—	—	0.47	—	9.59	2.45	1.05	0.10	0.10	4.86	89,926	86
03-31-15	9.82	0.50	0.01	0.51	0.50	—	—	0.50	—	9.83	5.24	1.03	0.09	0.09	5.03	88,125	52
03-31-14	10.46	0.50	(0.46)	0.04	0.50	0.18	—	0.68	—	9.82	0.56	1.12	0.15	0.15	4.88	74,115	100
Voya Emerging Markets Hard Currency Debt Fund
Class A
08-01-17(4) - 03-31-18	9.84	0.26•	(0.19)	0.07	0.26	—	0.01	0.27	—	9.64	0.64	1.90	1.15	1.15	3.89	7	51
Class I
08-01-17(4) - 03-31-18	9.84	0.28•	(0.19)	0.09	0.28	—	0.01	0.29	—	9.64	0.82	0.85	0.85	0.85	4.39	7,659	51
Class P
03-31-18	9.65	0.49	0.00*	0.49	0.49	—	0.01	0.50	—	9.64	5.06	0.84	0.09	0.09	4.96	165,549	51
03-31-17	9.36	0.53	0.34	0.87	0.55	—	0.03	0.58	—	9.65	9.51	0.83	0.08	0.08	5.49	152,590	64
03-31-16	9.47	0.48•	(0.08)	0.40	0.51	—	—	0.51	—	9.36	4.40	0.82	0.07	0.07	5.20	136,291	50
03-31-15	9.49	0.50•	(0.02)	0.48	0.50	—	—	0.50	—	9.47	5.07	0.82	0.07	0.07	5.19	133,378	32
03-31-14	10.10	0.53•	(0.49)	0.04	0.53	0.12	—	0.65	—	9.49	0.73	0.85	0.10	0.10	5.53	167,259	125
Class W
08-01-17(4) - 03-31-18	9.84	0.27•	(0.18)	0.09	0.28	—	0.01	0.29	—	9.64	0.82	1.65	0.90	0.90	4.07	3	51
Voya Emerging Markets Local Currency Debt Fund
Class P
03-31-18	7.49	0.45	0.45	0.90	0.36	—	—	0.36	—	8.03	12.30	1.03	0.15	0.15	5.89	117,563	50
03-31-17	7.43	0.40	(0.11)	0.29	0.00*	—	0.23	0.23	—	7.49	4.02	0.97	0.15	0.15	5.40	91,500	67
03-31-16	7.63	0.37•	(0.57)	(0.20)	—	—	—	—	—	7.43	(2.62)	0.99	0.15	0.15	5.06	82,622	18
03-31-15	8.78	0.44•	(1.29)	(0.85)	0.00*	—	0.30	0.30	—	7.63	(10.03)	0.98	0.15	0.15	5.13	84,713	22
03-31-14	10.16	0.51	(1.50)	(0.99)	0.17	0.22	—	0.39	—	8.78	(9.90)	1.08	0.15	0.15	5.44	93,929	477
Voya Securitized Credit Fund
Class A
03-31-18	10.05	0.40	0.23	0.63	0.42	0.04	—	0.46	—	10.22	6.29	1.15	1.00	1.00	4.09	9,665	43
03-31-17	9.94	0.40	0.18	0.58	0.44	0.03	—	0.47	—	10.05	5.94	1.13	1.00	1.00	4.12	302	64
08-03-15(4) - 03-31-16	10.24	0.24•	(0.12)	0.12	0.27	0.15	—	0.42	—	9.94	1.22	1.04	0.95	0.95	3.65	485	35
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Securitized Credit Fund (continued)
Class I
03-31-18	10.07	0.43	0.23	0.66	0.45	0.04	—	0.49	—	10.24	6.55	0.73	0.68	0.68	4.24	160,778	43
03-31-17	9.96	0.44•	0.17	0.61	0.47	0.03	—	0.50	—	10.07	6.29	0.74	0.68	0.68	4.39	121,798	64
08-03-15(4) - 03-31-16	10.24	0.26•	(0.11)	0.15	0.28	0.15	—	0.43	—	9.96	1.51	0.82	0.73	0.73	3.93	1,210	35
Class P
03-31-18	10.12	0.50	0.23	0.73	0.52	0.04	—	0.56	—	10.29	7.28	0.69	0.05	0.05	4.86	171,597	43
03-31-17	10.01	0.51	0.15	0.66	0.52	0.03	—	0.55	—	10.12	6.78	0.70	0.05	0.05	5.05	153,632	64
03-31-16	10.30	0.44	(0.08)	0.36	0.50	0.15	—	0.65	—	10.01	3.62	0.74	0.05	0.05	4.31	143,975	35
08-07-14(4) - 03-31-15	10.00	0.25•	0.28	0.53	0.19	0.04	—	0.23	—	10.30	5.32	0.72	0.05	0.05	3.83	115,597	33
Class W
08-01-17(4) - 03-31-18	10.27	0.31•	0.01	0.32	0.30	0.04	—	0.34	—	10.25	3.10	0.90	0.75	0.75	4.54	44	43

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018

NOTE 1 — ORGANIZATION
Voya Separate Portfolios Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for: Voya Emerging Markets Corporate Debt Fund (“Corporate Debt”), Voya Emerging Markets Hard Currency Debt Fund (“Hard Currency Debt”), Voya Emerging Markets Local Currency Debt Fund (“Local Currency Debt”) and Voya Securitized Credit Fund (“Securitized Credit”) (each a “Fund,” and collectively, the “Funds”). Each Fund (except Corporate Debt and Securitized Credit) is a non-diversified series of the Trust. Corporate Debt and Securitized Credit are each a diversified series of the Trust. Prior to September 20, 2017, Securitized Credit was a non-diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class I, Class P* and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of March 31, 2018, the maximum amount of loss that Hard Currency Debt would incur if the counterparties to its derivative transactions failed to perform would be $1,107 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of March 31, 2018. At March 31, 2018, Hard Currency Debt had not received cash collateral from any counterparty for open OTC derivatives.
As of March 31, 2018, the maximum amount of loss that Local Currency Debt would incur if the counterparties to its derivative transactions failed to perform would be $952,747 which represents the gross payments to be received by the Fund on open forward foreign currency contracts and OTC interest rate swaps were they to be unwound as of March 31, 2018. At March 31, 2018, Local Currency Debt had received $110,000 in cash collateral from certain counterparties.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of March 31, 2018, Local Currency Debt had a liability position of  $596,416 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2018, Local Currency Debt could have been required to pay this amount in cash to their counterparties. As of March 31, 2018, Local Currency Debt did not pledge any cash collateral for its open OTC derivatives.
E. Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended March 31, 2018, Local Currency Debt entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. Local Currency Debt used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.
During the year ended March 31, 2018, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below:
	Purchased	Sold
Hard Currency Debt	$—	$734,812
Local Currency Debt	45,026,667	27,776,161

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at March 31, 2018.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2018, Corporate Debt, Hard Currency Debt, Local Currency Debt and Securitized Credit have purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2018, the Funds had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Corporate Debt	$17,611,953	$7,869,160
Hard Currency Debt	18,099,892	14,113,447
Local Currency Debt	648,116	603,839
Securitized Credit	53,342,352	59,577,404
Please refer to the tables following each respective Portfolio of Investments for open futures contracts at March 31, 2018.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. Each Fund declares dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Swap Agreements. The Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
The Funds may sell credit default swaps which exposes the Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended March 31, 2018, Hard Currency Debt had bought credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Hard Currency Debt used CDX swaps with an average notional amount of $6,000,000 to hedge the credit risk associated with various sectors of the credit market. There were no open credit default swaps to buy protection at March 31, 2018.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended March 31, 2018, Local Currency Debt entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $14,652,869.
For the year ended March 31, 2018, Local Currency Debt entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $4,941,846.
Local Currency Debt entered into interest rate swaps to manage its interest rate exposure. Please refer to the table following the Portfolio of Investments for open interest rate swaps held by Local Currency Debt at March 31, 2018.
At March 31, 2018, Local Currency Debt had pledged $335,000 as cash collateral for open centrally cleared swaps.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2018, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Corporate Debt	$82,306,199	$84,513,868
Hard Currency Debt	98,197,810	78,408,265
Local Currency Debt	59,773,341	42,393,163
Securitized Credit	155,194,240	105,087,595
U.S. government securities not included above were as follows:
	Purchases	Sales
Securitized Credit	$17,914,941	$15,036,316

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
For Corporate Debt — 0.95%; for Hard Currency Debt — 0.75%; for Local Currency Debt — 0.80%; and for Securitized Credit — 0.60%. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Funds. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A shares of Securitized Credit and Hard Currency Debt each have a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution and/or shareholder servicing of the Funds’ Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the rate of 0.25%.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A. For the year ended March 31, 2018, the Distributor retained the following amounts in sales charges and the Distributor did not retain any contingent deferred sales charges.
Class A
Initial Sales Charges:
Securitized Credit	$142
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2018, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Diversified Emerging Markets Debt Fund	Corporate Debt	5.84%
	Local Currency Debt	6.16
Voya Global Bond Portfolio	Corporate Debt	9.97
	Hard Currency Debt	9.14
	Local Currency Debt	21.55
Voya Intermediate Bond Portfolio	Corporate Debt	84.20
	Hard Currency Debt	79.67
	Local Currency Debt	60.27
	Securitized Credit	39.76
Voya Investment Trust Co.	Local Currency Debt	10.74
	Securitized Credit	8.63
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class I	Class P	Class W
Corporate Debt	N/A	N/A	0.15%	N/A
Hard Currency Debt	1.15%	0.90%	0.15%	0.90%
Local Currency Debt	N/A	N/A	0.15%	N/A
Securitized Credit	1.00%	0.68%	0.05%	0.75%
With the exception of the non-recoupable Class P management fee waiver for the Funds, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	March 31,
	2019	2020	2021	Total
Local Currency Debt	$25,643	$14,114	$73,225	$112,982
Securitized Credit	113,182	98,001	114,313	325,496
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of March 31, 2018 are as follows:
	March 31,
	2019	2020	2021	Total
Securitized Credit
Class A	$—	$505	$2,113	$2,618
Class I	—	11,781	17,201	28,982
Class P	—	114	—	114
Class W	—	—	35	35
Hard Currency Debt
Class A	—	—	41	41
Class W	—	—	15	15
The Expense Limitation Agreement is contractual through August 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended March 31, 2018:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Debt	9	$1,244,333	2.45%
Hard Currency Debt	17	1,458,824	2.08
Local Currency Debt	10	1,193,500	2.39
Securitized Credit	47	1,663,702	2.35

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars are as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Corporate Debt
Class P
3/31/2018	13,848	—	526,581	(99,900)	440,529	140,001	—	5,285,539	(999,996)	4,425,544
3/31/2017	626,514	—	519,745	(120,846)	1,025,413	6,168,000	—	5,095,686	(1,199,999)	10,063,687
Hard Currency Debt
Class A
8/1/2017(1) - 3/31/2018	5,529	—	20	(4,794)	755	54,641	—	197	(47,870)	6,968
Class I
8/1/2017(1) - 3/31/2018	796,318	—	34	(2,210)	794,142	7,826,215	—	328	(21,448)	7,805,095
Class P
3/31/2018	707,191	—	821,865	(168,806)	1,360,250	6,882,037	—	8,094,886	(1,644,262)	13,332,661
3/31/2017	569,390	—	921,802	(244,151)	1,247,041	5,517,999	—	8,832,937	(2,400,000)	11,950,936
Class W
8/1/2017(1) - 3/31/2018	305	—	9	—*	314	3,000	—	88	—*	3,088
Local Currency Debt
Class P
3/31/2018	2,007,613	—	590,749	(174,163)	2,424,199	15,939,999	—	4,600,863	(1,400,018)	19,140,844
3/31/2017	718,446	—	375,082	—	1,093,528	5,397,301	—	2,762,144	—	8,159,445
Securitized Credit
Class A
3/31/2018	971,195	—	8,255	(64,230)	915,220	9,941,613	—	84,574	(657,509)	9,368,678
3/31/2017	33,739	—	1,952	(54,387)	(18,696)	339,248	—	19,550	(545,201)	(186,403)
Class I
3/31/2018	5,556,990	—	633,692	(2,594,127)	3,596,555	56,990,611	—	6,506,891	(26,582,930)	36,914,572
3/31/2017	12,983,762	—	311,826	(1,319,271)	11,976,317	131,278,259	—	3,127,966	(13,249,673)	121,156,552
Class P
3/31/2018	766,377	—	838,086	(109,721)	1,494,742	7,863,616	—	8,645,604	(1,139,029)	15,370,191
3/31/2017	—	—	808,446	(9,206)	799,240	—	—	8,154,350	(93,000)	8,061,350
Class W
8/1/2017(1) - 3/31/2018	4,164	—	114	—*	4,278	43,000	—	1,171	—*	44,171

*
Amount is less than 0.50 per share or $0.50.

(1)
Commencement of operations.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 10 — SECURITIES LENDING (continued)

government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2018:
Corporate Debt
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC Total	$1,037,468	$(1,037,468)	$—
Citigroup Global Markets Inc. Total	883,368	(883,368)	—
Citigroup Global Markets Limited Total	193,784	(193,784)	—
Goldman, Sachs & Co. LLC Total	103,910	(103,910)	—
Jefferies LLC Total	185,296	(185,296)	—
Morgan Stanley & Co. International PLC Total	376,115	(376,115)	—
Societe Generale Total	199,125	(199,125)	—
Total	$2,979,066	$(2,979,066)	$—

(1)
Collateral with a fair value of  $3,042,599 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Hard Currency Debt
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Cantor Fitzgerald & Co Total	$232,875	$(232,875)	$—
Citigroup Global Markets Inc. Total	1,678,400	(1,678,400)	—
Credit Suisse Securities (USA) LLC Total	711,396	(711,396)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Securities (USA) Inc. Total	18,143	(18,143)	—
J.P. Morgan Securities LLC Total	342,748	(342,748)	—
Jefferies LLC Total	705,571	(705,571)	—
Morgan Stanley & Co. International PLC Total	2,948,698	(2,948,698)	—
Scotia Capital (USA) INC Total	657,580	(657,580)	—
	$7,295,411	$(7,295,411)	$—

(1)
Collateral with a fair value of  $7,439,667 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Local Currency Debt
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. International PLC	$766,195	$(766,195)	$—
	$766,195	$(766,195)	$—

(1)
Collateral with a fair value of  $815,423 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of March 31, 2018:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Hard Currency Debt	$—	$(2,134)	$2,134
Local Currency Debt	—	(502,187)	502,187
Securitized Credit	34,208	368,492	(402,700)

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended March 31, 2018		Year Ended March 31, 2017
	Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
Corporate Debt	$5,285,539	$—	$5,095,686	$—	$—
Hard Currency Debt	8,027,235	114,268	8,437,204	—	395,733
Local Currency Debt	4,600,863	—	—	—	2,762,144
Securitized Credit	15,246,558	—	10,764,841	541,435	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2018 were:
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Corporate Debt	$191,593	$—	$619,083	$(621,232)	Short-term	None
Hard Currency Debt	—	(10,069)	735,600	(4,744,332)	Short-term	None
				(3,063,862)	Long-term	None
				$(7,808,194)
Local Currency Debt	961,855	—	(1,121,755)	(1,923,875)	Short-term	None
				(3,157,103)	Long-term	None
				$(5,080,978)
Securitized Credit	960,723	—	3,732,638	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 12 — SUBSEQUENT EVENTS
Dividends: Subsequent to March 31, 2018, the Funds paid net investment income dividends of:
	Class	Per Share Amount	Payable Date	Record Date
Corporate Debt	P	$0.0414	May 1, 2018	Daily
Hard Currency Debt	A	$0.0322	May 1, 2018	Daily
	I	$0.0344	May 1, 2018	Daily
	P	$0.0407	May 1, 2018	Daily
	W	$0.0344	May 1, 2018	Daily
Local Currency Debt	P	$0.0306	May 1, 2018	Daily
Securitized Credit	A	$0.0357	May 1, 2018	Daily
	I	$0.0378	May 1, 2018	Daily
	P	$0.0440	May 1, 2018	Daily
	W	$0.0378	May 1, 2018	Daily
Line of Credit renewal: Effective May 18, 2018, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of  $400,000,000.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 86.7%
		Argentina: 3.0%
500,000 (1)		Arcor SAIC, 6.000%, 07/06/2023	$516,250	0.5
1,000,000 (1)		Banco Macro SA, 6.750%, 11/04/2026	1,009,470	0.9
500,000 (2)		YPF SA, 8.750%, 04/04/2024	555,000	0.5
500,000 (1)		YPF SA, 8.500%, 03/23/2021	546,650	0.5
500,000 (1)		YPF SA, 8.750%, 04/04/2024	555,000	0.6
			3,182,370	3.0
		Brazil: 11.4%
750,000 (1)		Banco do Brasil SA/Cayman, 4.625%, 01/15/2025	732,375	0.7
1,125,000		Banco do Brasil SA/Cayman, 6.000%-9.250%, 01/22/2020-12/31/2199	1,200,875	1.1
1,000,000 (1)		Banco Safra SA/Cayman Islands, 4.125%, 02/08/2023	978,700	0.9
700,000 (1)		Klabin Finance SA, 4.875%, 09/19/2027	674,625	0.6
600,000 (1)		Minerva Luxembourg SA, 5.875%, 01/19/2028	549,156	0.5
500,000 (1)		Minerva Luxembourg SA, 6.500%, 09/20/2026	481,875	0.5
1,000,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	969,130	0.9
1,500,000		Petrobras Global Finance BV, 7.250%-7.375%, 01/17/2027-03/17/2044	1,580,250	1.5
1,000,000 (1)		Rede D'or Finance Sarl, 4.950%, 01/17/2028	951,875	0.9
1,100,000 (1)		Rumo Luxembourg Sarl, 5.875%, 01/18/2025	1,088,312	1.0
1,000,000 (1)		St Marys Cement, Inc. Canada, 5.750%, 01/28/2027	1,033,750	1.0
300,000	(1)(2)	Suzano Austria GmbH, 7.000%, 03/16/2047	341,190	0.3
1,525,000 (3)		Other Securities	1,602,850	1.5
			12,184,963	11.4
		Chile: 7.2%
675,000 (1)		Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	651,037	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Chile (continued)
675,000 (1)	Celulosa Arauco y Constitucion SA, 5.500%, 11/02/2047	$689,850	0.7
1,350,000 (1)	Cencosud SA, 5.150%, 02/12/2025	1,402,357	1.3
675,000 (1)	Colbun SA, 3.950%, 10/11/2027	652,789	0.6
750,000 (1)	Corp Nacional del Cobre de Chile, 4.500%, 08/01/2047	759,285	0.7
500,000 (1)	Empresa Nacional del Petroleo, 4.500%, 09/14/2047	467,250	0.4
600,000 (1)	Inversiones CMPC SA/Cayman Islands Branch, 4.500%, 04/25/2022	617,413	0.6
500,000	Inversiones CMPC SA, 4.750%, 09/15/2024	515,110	0.5
1,000,000 (1)	SACI Falabella, 3.750%, 10/30/2027	950,700	0.9
450,000	Telefonica Chile SA, 3.875%, 10/12/2022	449,883	0.4
500,000 (1)	Telefonica Chile SA, 3.875%, 10/12/2022	499,870	0.5
		7,655,544	7.2
	China: 2.7%
950,000	Bank of China Ltd, 5.000%, 11/13/2024	980,484	0.9
950,000 (1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	910,360	0.9
950,000	Other Securities	944,352	0.9
		2,835,196	2.7
	Colombia: 3.2%
1,000,000	Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875%, 04/21/2025	1,025,300	1.0
1,025,000 (1)	Millicom International Cellular SA, 5.125%, 01/15/2028	982,719	0.9
700,000	Millicom International Cellular SA, 6.000%, 03/15/2025	724,500	0.7
650,000	Other Securities	665,225	0.6
		3,397,744	3.2

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	France: 0.8%
900,000 (2)	Altice Financing SA, 7.500%, 05/15/2026	$884,250	0.8
	India: 7.5%
1,000,000 (1)	Axis Bank Ltd./Dubai, 2.875%, 06/01/2021	977,140	0.9
1,000,000 (1)	Bharti Airtel International Netherlands BV, 5.350%, 05/20/2024	1,032,575	1.0
1,000,000 (1)	Bharti Airtel Ltd., 4.375%, 06/10/2025	971,446	0.9
1,000,000	ICICI Bank Ltd./Dubai, 3.250%, 09/09/2022	968,750	0.9
2,000,000 (1)	Reliance Industries Ltd, 3.667%, 11/30/2027	1,890,444	1.8
600,000	Vedanta Resources PLC, 7.125%, 05/31/2023	622,500	0.6
1,500,000 (1)	Vedanta Resources PLC, 6.375%, 07/30/2022	1,531,500	1.4
		7,994,355	7.5
	Indonesia: 0.9%
1,000,000 (1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	963,963	0.9
	Israel: 3.1%
1,000,000	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	982,931	0.9
500,000	Israel Electric Corp. Ltd., 6.875%, 06/21/2023	563,146	0.5
850,000 (1)	Israel Electric Corp. Ltd., 6.875%, 06/21/2023	957,348	0.9
1,000,000	Other Securities	825,841	0.8
		3,329,266	3.1
	Jamaica: 1.8%
1,250,000	Digicel Ltd., 6.000%, 04/15/2021	1,178,125	1.1
350,000 (1)	Digicel Ltd., 6.000%, 04/15/2021	329,875	0.3
500,000 (1)	Digicel Ltd., 6.750%, 03/01/2023	452,440	0.4
		1,960,440	1.8
	Kazakhstan: 1.5%
1,000,000	KazMunayGas National Co. JSC, 4.750%, 04/19/2027	1,001,889	1.0
500,000	KazMunayGas National Co. JSC, 6.375%, 04/09/2021	538,954	0.5
		1,540,843	1.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Macau: 1.4%
1,500,000 (1)		Melco Resorts Finance Ltd., 4.875%, 06/06/2025	$1,438,006	1.4
		Mexico: 6.9%
800,000 (1)		Banco Mercantil del Norte SA/Grand Cayman, 7.625%, 12/31/2199	855,000	0.8
750,000		Cemex Finance LLC, 6.000%, 04/01/2024	774,375	0.7
250,000		Cemex SAB de CV, 5.700%, 01/11/2025	257,000	0.2
1,000,000	(1)(2)	Cemex SAB de CV, 5.700%, 01/11/2025	1,028,000	1.0
500,000 (1)		Cemex SAB de CV, 7.750%, 04/16/2026	552,100	0.5
680,000 (1)		Mexichem SAB de CV, 4.000%, 10/04/2027	647,700	0.6
500,000		Petroleos Mexicanos, 4.875%, 01/18/2024	508,500	0.5
1,000,000 (1)		Petroleos Mexicanos, 6.500%, 03/13/2027	1,069,250	1.0
625,000	(1)(2)	Sigma Finance Netherlands BV, 4.875%, 03/27/2028	626,562	0.6
1,000,000		Other Securities	1,031,480	1.0
			7,349,967	6.9
		Morocco: 1.9%
500,000 (1)		OCP SA, 4.500%, 10/22/2025	493,762	0.4
1,450,000		OCP SA, 5.625%-6.875%, 04/25/2024-04/25/2044	1,577,187	1.5
			2,070,949	1.9
		Panama: 1.0%
1,050,000 (1)		Multibank, Inc., 4.375%, 11/09/2022	1,040,812	1.0
		Peru: 4.8%
1,250,000		Banco de Credito del Peru/Panama, 6.125%-6.875%, 09/16/2026-04/24/2027	1,347,693	1.3
950,000		Banco Internacional del Peru SAA Interbank, 6.625%, 03/19/2029	1,037,875	1.0
1,300,000 (1)		Cementos Pacasmayo SAA, 4.500%, 02/08/2023	1,309,750	1.2
500,000 (1)		Cerro del Aguila SA, 4.125%, 08/16/2027	478,750	0.5

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Peru (continued)
775,000	Southern Copper Corp., 5.250%-6.750%, 04/16/2040-04/23/2045	$886,150	0.8
		5,060,218	4.8
	Russia: 11.8%
1,250,000 (1)	Credit Bank of Moscow Via CBOM Finance PLC, 5.550%, 02/14/2023	1,230,005	1.1
800,000	Everaz Group SA, 8.250%, 01/28/2021	878,800	0.8
1,250,000	Gazprom Neft OAO Via GPN Capital SA, 4.375%, 09/19/2022	1,246,302	1.2
1,100,000	Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/2023	1,180,714	1.1
1,900,000	Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/2022	2,047,911	1.9
750,000 (1)	Novolipetsk Steel via Steel Funding DAC, 4.000%, 09/21/2024	732,677	0.7
500,000	Novolipetsk Steel via Steel Funding DAC, 4.500%, 06/15/2023	504,145	0.5
500,000	Sberbank of Russia Via SB Capital SA, 5.250%, 05/23/2023	509,265	0.5
1,000,000	Sberbank of Russia Via SB Capital SA, 5.500%, 02/26/2024	1,011,250	0.9
1,300,000 (1)	VimpelCom Holdings BV, 4.950%, 06/16/2024	1,282,931	1.2
1,400,000	VTB Bank OJSC Via VTB Capital SA, 6.950%, 10/17/2022	1,493,338	1.4
500,000	Other Securities	493,435	0.5
		12,610,773	11.8
	Singapore: 1.8%
900,000	Oversea-Chinese Banking Corp. Ltd., 4.250%, 06/19/2024	912,974	0.9
1,000,000 (1)	Oversea-Chinese Banking Corp. Ltd., 4.000%, 10/15/2024	1,007,662	0.9
		1,920,636	1.8
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	South Africa: 1.9%
1,000,000 (2)	AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022	$1,033,202	1.0
400,000	AngloGold Ashanti Holdings PLC, 6.500%, 04/15/2040	418,749	0.4
550,000	Other Securities	555,225	0.5
		2,007,176	1.9
	South Korea: 1.9%
1,925,000 (1)	Woori Bank Co. Ltd., 4.750%, 04/30/2024	1,967,918	1.9
	Thailand: 1.2%
1,000,000 (1)	PTTEP Treasury Center Co. Ltd., 4.600%, 12/31/2199	986,521	0.9
313,000 (1)	PTTEP Treasury Center Co. Ltd., 4.875%, 12/31/2199	315,040	0.3
		1,301,561	1.2
	Turkey: 5.5%
500,000 (1)	QNB Finansbank AS/Turkey, 4.875%, 05/19/2022	482,791	0.4
1,000,000 (1)	Tupras Turkiye Petrol Rafinerileri AS, 4.500%, 10/18/2024	956,240	0.9
1,000,000 (1)	Turkiye Vakiflar Bankasi TAO, 5.500%, 10/27/2021	993,240	0.9
500,000 (1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	487,884	0.5
1,000,000	Yapi ve Kredi Bankasi AS, 5.250%, 12/03/2018	1,010,965	0.9
600,000 (1)	Yapi ve Kredi Bankasi AS, 5.750%, 02/24/2022	598,271	0.6
1,375,000	Other Securities	1,364,156	1.3
		5,893,547	5.5
	United Arab Emirates: 2.8%
1,000,000	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	1,078,830	1.0
1,000,000 (1)	Abu Dhabi National Energy Co. PJSC, 4.375%, 06/22/2026	998,220	1.0
850,000	First Abu Dhabi Bank PJSC, 5.250%, 12/31/2199	857,990	0.8
		2,935,040	2.8
	Zambia: 0.7%
750,000 (1)	First Quantum Minerals Ltd., 7.250%, 04/01/2023	740,625	0.7

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Total Corporate Bonds/Notes (Cost $91,661,864)	$92,266,162	86.7
FOREIGN GOVERNMENT BONDS: 2.6%
	Indonesia: 0.5%
500,000	Other Securities	512,335	0.5
	Kazakhstan: 0.5%
500,000	Other Securities	542,627	0.5
	Mexico: 1.0%
1,000,000	Petroleos Mexicanos, 5.500%, 01/21/2021	1,042,250	1.0
	Nigeria: 0.4%
400,000	Other Securities	406,172	0.4
	Turkey: 0.2%
250,000	Other Securities	246,162	0.2
	Total Foreign Government Bonds (Cost $2,709,482)	2,749,546	2.6
	Total Long-Term Investments (Cost $94,371,346)	95,015,708	89.3
SHORT-TERM INVESTMENTS: 12.2%
	Commercial Paper: 9.3%
735,000	Ford Motor 04/02/18, 3.750%, 04/02/2018	734,852	0.7
1,000,000	General Mls, 4.150%, 04/02/2018	999,777	0.9
1,357,000	Hewlett Packard, 2.980%, 04/03/2018	1,356,672	1.3
1,100,000	Mondelez Intl, 2.480%, 04/25/2018	1,098,155	1.0
1,000,000	National Grid, 2.490%, 04/26/2018	998,249	0.9
2,000,000	Pacific Gas+Elec, 4.260%, 04/02/2018	1,999,543	1.9
988,000	Schlumberger, 2.500%, 06/18/2018	982,736	0.9
250,000	Tyson, 2.470%, 04/24/2018	249,599	0.2
687,000	Tyson Food, 2.860%, 04/06/2018	686,681	0.7
871,000	Virginia Electric Power, 2.510%, 04/10/2018	870,409	0.8
		9,976,673	9.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4): 2.9%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $1,000,197, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,020,000, due 03/31/18-02/20/68)	$1,000,000	0.9
1,000,000	Citigroup, Inc., Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $1,000,199, collateralized by various/U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 05/15/18-10/20/67)	1,000,000	1.0
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $1,000,198, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 04/30/18-12/01/51)	1,000,000	0.9

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
42,599	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $42,607, collateralized by various U.S. Government Securities, 0.000%-6.000%, Market Value plus accrued interest $43,451, due 10/31/23-09/09/49)	$42,599	0.1
		3,042,599	2.9
	Total Short-Term Investments (Cost $13,021,607)	13,019,272	12.2
	Total Investments in Securities (Cost $107,392,953)	$108,034,980	101.5
	Liabilities in Excess of Other Assets	(1,587,823)	(1.5)
	Net Assets	$106,447,157	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

Sector Diversification	Percentage of Net Assets
Financial	25.9%
Energy	16.7
Basic Materials	14.7
Communications	9.6
Utilities	6.3
Consumer, Non-cyclical	5.6
Industrial	5.6
Foreign Government Bonds	2.6
Consumer, Cyclical	2.3
Short-Term Investments	12.2
Liabilities in Excess of Other Assets	(1.5)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$92,266,162	$—	$92,266,162
Foreign Government Bonds	—	2,749,546	—	2,749,546
Short-Term Investments	—	13,019,272	—	13,019,272
Total Investments, at fair value	$—	$108,034,980	$—	$108,034,980
Other Financial Instruments+
Futures	103,691	—	—	103,691
Total Assets	$103,691	$108,034,980	$—	$108,138,671
Liabilities Table
Other Financial Instruments+
Futures	$(211,453)	$—	$—	$(211,453)
Total Liabilities	$(211,453)	$—	$—	$(211,453)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2018 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2018, the following futures contracts were outstanding for Voya Emerging Markets Corporate Debt Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	14	06/20/18	$1,695,969	$12,018
U.S. Treasury 2-Year Note	36	06/29/18	7,653,937	(475)
U.S. Treasury 5-Year Note	84	06/29/18	9,614,719	25,199
U.S. Treasury Ultra Long Bond	12	06/20/18	1,925,625	66,474
			$20,890,250	$103,216
Short Contracts
U.S. Treasury Long Bond	(17)	06/20/18	(2,492,625)	(61,408)
U.S. Treasury Ultra 10-Year Note	(79)	06/20/18	(10,258,891)	(149,570)
			$(12,751,516)	$(210,978)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$103,691
Total Asset Derivatives		$103,691
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$211,453
Total Liability Derivatives		$211,453

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$146,872
Total	$146,872

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(114,508)
Total	$(114,508)

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $107,308,135.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,979,752
Gross Unrealized Depreciation	(1,360,669)
Net Unrealized Appreciation	$619,083

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 26.7%
		Brazil: 3.7%
1,000,000 (1)		Banco do Brasil SA/Cayman, 4.625%, 01/15/2025	$976,500	0.6
750,000 (1)		Banco Nacional de Desenvolvimento Economico e Social, 4.750%, 05/09/2024	749,760	0.4
500,000 (1)		Klabin Finance SA, 4.875%, 09/19/2027	481,875	0.3
1,250,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	1,211,412	0.7
1,000,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	1,176,290	0.7
1,750,000		Petrobras Global Finance BV, 7.250%-7.375%, 01/17/2027-03/17/2044	1,851,375	1.0
			6,447,212	3.7
		Chile: 4.2%
1,500,000 (1)		Corp Nacional del Cobre de Chile, 4.250%, 07/17/2042	1,471,829	0.9
1,250,000 (1)		Corp Nacional del Cobre de Chile, 4.500%, 08/01/2047	1,265,475	0.7
2,000,000 (1)		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	1,927,721	1.1
750,000	(1)(2)	Empresa Nacional del Petroleo, 4.500%, 09/14/2047	700,875	0.4
1,500,000 (1)		SACI Falabella, 3.750%, 10/30/2027	1,426,050	0.8
500,000		Other Securities	489,830	0.3
			7,281,780	4.2
		China: 0.7%
1,300,000 (1)		Tencent Holdings Ltd., 3.595%, 01/19/2028	1,245,756	0.7
		Croatia: 0.6%
975,000 (1)		Hrvatska Elektroprivreda, 5.875%, 10/23/2022	1,050,563	0.6
		Georgia: 0.6%
1,000,000 (1)		Georgian Oil and Gas Corp. JSC, 6.750%, 04/26/2021	1,040,840	0.6
		Indonesia: 2.7%
750,000		Pertamina Persero PT, 4.300%, 05/20/2023	757,682	0.4
1,250,000		Pertamina Persero PT, 5.625%, 05/20/2043	1,284,749	0.8
750,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	722,972	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Indonesia (continued)
2,000,000 (1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	$1,927,927	1.1
		4,693,330	2.7
	Israel: 0.2%
400,000	Other Securities	393,172	0.2
	Kazakhstan: 0.6%
1,000,000	Other Securities	986,326	0.6
	Mexico: 7.7%
1,000,000 (1)	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 3.800%, 08/11/2026	983,750	0.6
2,000,000 (1)	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	2,020,000	1.1
500,000 (1)	Cemex SAB de CV, 7.750%, 04/16/2026	552,100	0.3
1,000,000 (1)	Comision Federal de Electricidad, 4.750%, 02/23/2027	1,006,250	0.6
1,000,000 (1)	Mexico City Airport Trust, 4.250%, 10/31/2026	965,750	0.6
500,000 (1)	Mexico City Airport Trust, 5.500%, 10/31/2046	458,100	0.3
1,000,000 (1)	Mexico City Airport Trust, 5.500%, 07/31/2047	917,500	0.5
1,500,000	Petroleos Mexicanos, 4.500%, 01/23/2026	1,458,000	0.8
2,000,000	Petroleos Mexicanos, 6.875%, 08/04/2026	2,194,600	1.3
2,721,000	Petroleos Mexicanos, 4.875%-6.750%, 01/18/2024-09/21/2047	2,755,542	1.6
		13,311,592	7.7
	Panama: 0.6%
1,000,000 (1)	Autoridad del Canal de Panama, 4.950%, 07/29/2035	1,077,500	0.6
	Peru: 1.4%
500,000 (1)	Cerro del Aguila SA, 4.125%, 08/16/2027	478,750	0.3
1,000,000 (1)	Petroleos del Peru SA, 5.625%, 06/19/2047	1,000,250	0.6
1,000,000	Other Securities	982,500	0.5
		2,461,500	1.4

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Russia: 2.5%
750,000	Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/2023	$805,032	0.4
1,700,000	Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	1,690,035	1.0
300,000 (1)	Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	298,241	0.2
1,500,000	Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022	1,596,533	0.9
		4,389,841	2.5
	South Africa: 0.3%
500,000 (1)	Transnet SOC Ltd., 4.000%, 07/26/2022	488,604	0.3
	Trinidad And Tobago: 0.2%
281,250	Other Securities	284,063	0.2
	Turkey: 0.2%
250,000 (1)	Turkiye Is Bankasi AS, 6.125%, 04/25/2024	243,839	0.2
	Venezuela: 0.5%
2,750,000 (3)	Other Securities	864,125	0.5
	Total Corporate Bonds/Notes (Cost $47,090,384)	46,260,043	26.7
U.S. TREASURY OBLIGATIONS: 0.0%
	U.S. Treasury Notes: 0.0%
18,000	Other Securities	17,337	0.0
	Total U.S. Treasury Obligations (Cost $18,000)	17,337	0.0
FOREIGN GOVERNMENT BONDS: 67.4%
	Angola: 0.3%
500,000 (1)	Angolan Government International Bond, 9.500%, 11/12/2025	566,800	0.3
	Argentina: 5.7%
2,000,000 (2)	Argentine Republic Government International Bond, 6.625%, 07/06/2028	1,990,000	1.2
2,750,000	Argentine Republic Government International Bond, 6.875%, 01/26/2027	2,807,750	1.6
1,500,000	Argentine Republic Government International Bond, 7.125%, 07/06/2036	1,447,500	0.8
2,000,000	Argentine Republic Government International Bond, 7.500%, 04/22/2026	2,141,000	1.3
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Argentina (continued)
1,401,019 (4)	Argentine Republic Government International Bond, 7.125%-8.280%, 12/31/2033-06/28/2117	$1,417,921	0.8
		9,804,171	5.7
	Armenia: 0.5%
751,000 (1)	Republic of Armenia International Bond, 6.000%, 09/30/2020	779,388	0.5
	Azerbaijan: 0.3%
500,000	Other Securities	504,263	0.3
	Belarus: 0.4%
700,000	Other Securities	693,893	0.4
	Brazil: 1.4%
2,500,000	Brazilian Government International Bond, 2.625%, 01/05/2023	2,377,500	1.4
	Chile: 0.9%
1,500,000	Chile Government International Bond, 3.860%, 06/21/2047	1,465,500	0.9
	Colombia: 2.6%
1,750,000	Colombia Government International Bond, 5.000%, 06/15/2045	1,778,437	1.0
1,500,000	Colombia Government International Bond, 8.125%, 05/21/2024	1,839,375	1.1
900,000	Colombia Government International Bond, 2.625%-6.125%, 03/15/2023-01/18/2041	960,650	0.5
		4,578,462	2.6
	Costa Rica: 0.9%
1,700,000 (1)	Costa Rica Government International Bond, 4.250%-5.625%, 01/26/2023-04/30/2043	1,604,280	0.9
	Croatia: 1.6%
2,025,000	Croatia Government International Bond, 5.500%, 04/04/2023	2,175,777	1.3
500,000 (1)	Croatia Government International Bond, 5.500%, 04/04/2023	537,229	0.3
		2,713,006	1.6
	Dominican Republic: 2.8%
750,000	Dominican Republic International Bond, 5.875%, 04/18/2024	789,720	0.5

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Dominican Republic (continued)
1,500,000 (1)		Dominican Republic International Bond, 5.500%, 01/27/2025	$1,547,190	0.9
750,000 (1)		Dominican Republic International Bond, 6.600%, 01/28/2024	816,870	0.5
1,500,000 (1)		Dominican Republic International Bond, 6.875%, 01/29/2026	1,667,715	0.9
			4,821,495	2.8
		Ecuador: 2.3%
1,000,000		Ecuador Government International Bond, 10.750%, 03/28/2022	1,097,750	0.6
2,000,000		Republic of Ecuador, 7.875%, 01/23/2028	1,932,900	1.1
1,000,000		Republic of Ecuador, 8.875%, 10/23/2027	1,021,450	0.6
			4,052,100	2.3
		Egypt: 2.1%
750,000 (1)		Egypt Government International Bond, 5.875%, 06/11/2025	755,392	0.4
2,700,000		Egypt Government International Bond, 6.125%-8.500%, 01/31/2022-01/31/2047	2,903,405	1.7
			3,658,797	2.1
		El Salvador: 0.6%
1,000,000	(1)(2)	El Salvador Government International Bond, 6.375%, 01/18/2027	988,750	0.6
		Gabon: 0.3%
500,000 (1)		Gabonese Republic, 6.375%, 12/12/2024	497,662	0.3
		Ghana: 0.2%
300,000	(1)(2)	Ghana Government International Bond, 9.250%, 09/15/2022	342,578	0.2
		Honduras: 0.6%
1,000,000		Honduras Government International Bond, 6.250%, 01/19/2027	1,061,970	0.6
		Hungary: 2.4%
EUR 500,000		Hungary Government International Bond, 1.750%, 10/10/2027	628,647	0.3
1,250,000		Hungary Government International Bond, 5.375%, 02/21/2023	1,351,500	0.8
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Hungary (continued)
500,000	Hungary Government International Bond, 7.625%, 03/29/2041	$723,161	0.4
1,500,000 (1)	Magyar Export-Import Bank Zrt, 4.000%, 01/30/2020	1,518,004	0.9
		4,221,312	2.4
	Indonesia: 4.0%
500,000 (1)	Indonesia Government International Bond, 4.125%, 01/15/2025	504,922	0.3
1,250,000	Indonesia Government International Bond, 5.250%, 01/17/2042	1,318,167	0.7
1,700,000	Indonesia Government International Bond, 8.500%, 10/12/2035	2,417,395	1.4
1,750,000 (1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	1,734,688	1.0
1,000,000	Other Securities	984,140	0.6
		6,959,312	4.0
	Ivory Coast: 1.3%
2,315,250 (5)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	2,232,174	1.3
	Jamaica: 1.5%
1,750,000	Jamaica Government International Bond, 6.750%, 04/28/2028	1,949,062	1.1
500,000	Jamaica Government International Bond, 8.000%, 03/15/2039	599,375	0.4
		2,548,437	1.5
	Kazakhstan: 1.8%
750,000 (1)	KazAgro National Management Holding JSC, 4.625%, 05/24/2023	747,947	0.4
2,000,000 (1)	Kazakhstan Government International Bond, 6.500%, 07/21/2045	2,420,378	1.4
		3,168,325	1.8
	Kenya: 0.9%
500,000 (1)	Kenya Government International Bond, 6.875%, 06/24/2024	523,463	0.3
1,000,000	Republic of Kenya, 7.250%-8.250%, 02/28/2028-02/28/2048	1,060,038	0.6
		1,583,501	0.9

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Lebanon: 2.5%
2,470,000 (2)	Lebanon Government International Bond, 6.100%, 10/04/2022	$2,434,975	1.4
2,000,000	Lebanon Government International Bond, 6.850%, 03/23/2027	1,940,400	1.1
		4,375,375	2.5
	Mexico: 1.1%
2,000,000 (2)	Mexico Government International Bond, 4.000%-4.350%, 10/02/2023-01/15/2047	1,942,255	1.1
	Morocco: 1.0%
1,500,000	Morocco Government International Bond, 4.250%, 12/11/2022	1,533,711	0.9
250,000 (1)	Morocco Government International Bond, 5.500%, 12/11/2042	266,710	0.1
		1,800,421	1.0
	Namibia: 0.6%
1,000,000	Other Securities	1,033,225	0.6
	Nigeria: 1.5%
1,500,000	Nigeria Government International Bond, 6.500%, 11/28/2027	1,523,145	0.9
550,000	Nigeria Government International Bond, 7.875%, 02/16/2032	600,171	0.3
500,000	Other Securities	527,365	0.3
		2,650,681	1.5
	Oman: 0.7%
1,250,000 (1)	Oman Government International Bond, 5.375%-6.500%, 03/08/2027-03/08/2047	1,198,620	0.7
	Pakistan: 0.6%
1,000,000	Other Securities	984,453	0.6
	Panama: 2.4%
1,250,000	Panama Government International Bond, 6.700%, 01/26/2036	1,584,375	0.9
2,600,000	Panama Government International Bond, 3.875%-4.300%, 09/22/2024-04/29/2053	2,630,000	1.5
		4,214,375	2.4
	Paraguay: 1.2%
1,100,000	Republic of Paraguay, 4.625%, 01/25/2023	1,134,980	0.6
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Paraguay (continued)
1,000,000	Other Securities	$1,020,000	0.6
		2,154,980	1.2
	Peru: 0.6%
861,000	Other Securities	1,037,505	0.6
	Philippines: 1.3%
750,000	Philippine Government International Bond, 6.375%, 01/15/2032	939,628	0.5
1,000,000	Philippine Government International Bond, 7.750%, 01/14/2031	1,372,598	0.8
		2,312,226	1.3
	Poland: 2.1%
1,750,000	Republic of Poland Government International Bond, 3.250%, 04/06/2026	1,738,397	1.0
1,750,000	Republic of Poland Government International Bond, 3.000%-5.125%, 04/21/2021-03/17/2023	1,807,570	1.1
		3,545,967	2.1
	Romania: 1.3%
EUR200,000	Romanian Government International Bond, 3.375%, 02/08/2038	246,701	0.2
1,310,000	Romanian Government International Bond, 6.750%, 02/07/2022	1,457,427	0.8
500,000 (1)	Romanian Government International Bond, 4.375%, 08/22/2023	514,455	0.3
		2,218,583	1.3
	Russia: 2.4%
1,000,000	Russia Government Bond, 5.625%, 04/04/2042	1,076,055	0.6
2,000,000	Russian Foreign Bond - Eurobond, 4.750%, 05/27/2026	2,069,364	1.2
1,000,000	Other Securities	1,000,650	0.6
		4,146,069	2.4
	Senegal: 0.5%
800,000	Other Securities	790,400	0.5
	South Africa: 1.1%
2,000,000	South Africa Government International Bond, 4.300%, 10/12/2028	1,876,310	1.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Sri Lanka: 1.5%
500,000 (1)	Sri Lanka Government International Bond, 5.875%, 07/25/2022	$508,091	0.3
2,000,000 (1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	2,061,080	1.2
		2,569,171	1.5
	Tanzania: 0.1%
222,225	Tanzania Government International Bond, 8.241%, (US0003M + 6.000%), 03/09/2020	231,850	0.1
	Turkey: 3.5%
750,000 (1)	Export Credit Bank of Turkey, 4.250%, 09/18/2022	713,687	0.4
1,500,000	Turkey Government International Bond, 4.875%, 10/09/2026	1,416,798	0.8
2,500,000	Turkey Government International Bond, 7.375%, 02/05/2025	2,774,697	1.6
1,250,000	Turkey Government International Bond, 5.125%-5.750%, 02/17/2028-05/11/2047	1,140,975	0.7
		6,046,157	3.5
	Ukraine: 2.6%
1,025,000	Ukraine Government International Bond, 7.375%, 09/25/2032	991,175	0.6
700,000 (1)	Ukraine Government International Bond, 4.790%, 05/31/2040	490,285	0.3
441,000 (1)	Ukraine Government International Bond, 7.750%, 09/01/2020	462,942	0.3
346,000 (1)	Ukraine Government International Bond, 7.750%, 09/01/2021	363,020	0.2
346,000 (1)	Ukraine Government International Bond, 7.750%, 09/01/2022	362,262	0.2
346,000 (1)	Ukraine Government International Bond, 7.750%, 09/01/2023	358,822	0.2
346,000 (1)	Ukraine Government International Bond, 7.750%, 09/01/2024	357,068	0.2
346,000 (1)	Ukraine Government International Bond, 7.750%, 09/01/2025	355,102	0.2
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Ukraine (continued)
346,000 (1)	Ukraine Government International Bond, 7.750%, 09/01/2026	$354,942	0.2
346,000 (1)	Ukraine Government International Bond, 7.750%, 09/01/2027	354,604	0.2
		4,450,222	2.6
	Uruguay: 1.9%
1,750,000	Uruguay Government International Bond, 4.375%, 10/27/2027	1,807,444	1.1
1,175,000	Uruguay Government International Bond, 4.500%-8.000%, 11/18/2022-03/21/2036	1,425,009	0.8
		3,232,453	1.9
	Venezuela: 0.2%
1,250,000 (3)	Other Securities	408,375	0.2
	Vietnam: 0.5%
850,000	Other Securities	899,493	0.5
	Zambia: 0.8%
1,250,000 (1)	Zambia Government International Bond, 8.500%-8.970%, 04/14/2024-07/30/2027	1,314,001	0.8
	Total Foreign Government Bonds (Cost $115,007,219)	116,656,843	67.4
	Total Long-Term Investments (Cost $162,115,603)	162,934,223	94.1
SHORT-TERM INVESTMENTS: 8.8%
	Commercial Paper: 4.5%
1,700,000	AutoZone Inc, 2.590%, 04/09/2018	1,698,927	1.0
1,040,000	Consolidated Edison Co, 2.550%, 04/09/2018	1,039,355	0.6
1,600,000	General Mls, 4.150%, 04/02/2018	1,599,644	0.9
1,704,000	Pacific Gas+Elec, 4.260%, 04/02/2018	1,703,611	1.0
1,015,000	Schlumberger, 2.500%, 06/18/2018	1,009,592	0.6
744,000	Virginia Electric Power, 2.510%, 04/10/2018	743,495	0.4
		7,794,624	4.5

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6): 4.3%
1,767,007	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $1,767,356, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,802,347, due 03/31/18-02/20/68)	$1,767,007	1.0
1,767,007	Daiwa Capital Markets, Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $1,767,357, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,802,347, due 04/30/18-12/01/51)	1,767,007	1.0
1,767,007	Jefferies LLC, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $1,767,359, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $1,802,355, due 04/17/18-07/15/32)	1,767,007	1.1
371,639	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $371,712, collateralized by various U.S. Government Securities, 0.000%-6.000%, Market Value plus accrued interest $379,072, due 10/31/23-09/09/49)	371,639	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
1,767,007	Nomura Securities, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $1,767,359, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,802,347, due 04/02/18-02/20/68)	$1,767,007	1.0
		7,439,667	4.3
	Total Short-Term Investments (Cost $15,236,395)	15,234,291	8.8
	Total Investments in Securities (Cost $177,351,998)	$178,168,514	102.9
	Liabilities in Excess of Other Assets	(4,949,756)	(2.9)
	Net Assets	$173,218,758	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities in default.

(4)
Defaulted security

(5)
Step Bond. Interest rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Rate shown is the rate in effect as of March 31, 2018.

(6)
Represents securities purchased with cash collateral received for securities on loan.

EUR EU Euro
Reference Rate Abbreviations:
US0003M         3-month LIBOR

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	67.4%
Energy	12.9
Financial	4.3
Utilities	3.5
Industrial	2.6
Basic Materials	1.9
Sector Diversification	Percentage of Net Assets
Consumer, Cyclical	0.8
Communications	0.7
U.S. Treasury Obligations	0.0
Short-Term Investments	8.8
Liabilities in Excess of Other Assets	(2.9)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$46,260,043	$—	$46,260,043
U.S. Treasury Obligations	—	17,337	—	17,337
Foreign Government Bonds	—	116,656,843	—	116,656,843
Short-Term Investments	—	15,234,291	—	15,234,291
Total Investments, at fair value	$—	$178,168,514	$—	$178,168,514
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,107	—	1,107
Futures	65,629	—	—	65,629
Total Assets	$65,629	$178,169,621	$—	$178,235,250
Liabilities Table
Other Financial Instruments+
Futures	$(251,331)	$—	$—	$(251,331)
Total Liabilities	$(251,331)	$—	$—	$(251,331)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2018, the following forward foreign currency contracts were outstanding for Voya Emerging Markets Hard Currency Debt Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 867,402	EUR 703,197	JPMorgan Chase Bank N.A.	04/20/18	$1,107
				$1,107

At March 31, 2018, the following futures contracts were outstanding for Voya Emerging Markets Hard Currency Debt Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	65	06/29/18	$13,819,610	$(2,138)
U.S. Treasury 5-Year Note	29	06/29/18	3,319,367	8,780
U.S. Treasury Ultra Long Bond	11	06/20/18	1,765,156	56,849
			$18,904,133	$63,491

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(6)	06/20/18	(726,844)	(5,306)
U.S. Treasury Long Bond	(26)	06/20/18	(3,812,250)	(92,878)
U.S. Treasury Ultra 10-Year Note	(80)	06/20/18	(10,388,750)	(151,009)
			$(14,927,844)	$(249,193)

Currency Abbreviations
EUR – EU Euro
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,107
Interest rate contracts	Net Assets — Unrealized appreciation*	65,629
Total Asset Derivatives		$66,736
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$251,331
Total Liability Derivatives		$251,331

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$717	$717
Foreign exchange contracts	9,329	—	—	9,329
Interest rate contracts	—	254,586	—	254,586
Total	$9,329	$254,586	$717	$264,632

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$1,107	$—	$1,107
Interest rate contracts	—	(161,261)	(161,261)
Total	$1,107	$(161,261)	$(160,154)

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2018:
JPMorgan Chase Bank N.A.
Assets:
Forward foreign currency contracts	$1,107
Total Assets	$1,107
Net OTC derivative instruments by counterparty, at fair value	$1,107
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$1,107

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $177,248,423.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$5,131,359
Gross Unrealized Depreciation	(4,395,759)
Net Unrealized Appreciation	$735,600

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.5%
	United States: 0.5%
MXN 11,000,000	General Electric Co., 8.500%, 04/06/2018	$605,088	0.5
	Total Corporate Bonds/Notes (Cost $754,966)	605,088	0.5
FOREIGN GOVERNMENT BONDS: 82.7%
	Argentina: 0.8%
ARS 16,700,000	Republic of Argentina, 18.200%-21.200%, 09/19/2018-10/03/2021	825,000	0.7
ARS 2,936,000	Argentine Bonos del Tesoro, 21.200%, 09/19/2018	144,435	0.1
		969,435	0.8
	Brazil: 9.1%
BRL 5,176,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	1,620,009	1.4
BRL 266,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	82,556	0.0
BRL 12,876,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2021	4,096,407	3.5
BRL 8,089,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	2,558,740	2.2
BRL 7,446,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2025	2,339,831	2.0
		10,697,543	9.1
	Chile: 3.1%
CLP 880,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	1,465,105	1.2
CLP 500,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	835,610	0.7
CLP 815,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	1,353,614	1.2
		3,654,329	3.1
	Colombia: 8.0%
COP 3,743,500,000	Colombian TES, 6.000%, 04/28/2028	1,294,823	1.1
COP 11,700,000,000	Colombian TES, 7.000%, 05/04/2022	4,415,010	3.8
COP 4,332,000,000	Colombian TES, 7.500%, 08/26/2026	1,670,719	1.4
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Colombia (continued)
COP 4,971,000,000	Colombian TES, 11.000%, 07/24/2020	$2,010,306	1.7
		9,390,858	8.0
	Czech Republic: 0.9%
CZK 21,090,000	Czech Republic Government Bond, 2.500%, 08/25/2028	1,085,296	0.9
	Hungary: 3.6%
HUF 184,860,000	Hungary Government Bond, 3.000%, 10/27/2027	767,120	0.7
HUF 160,710,000	Hungary Government Bond, 5.500%, 06/24/2025	784,303	0.7
HUF 260,060,000	Hungary Government Bond, 6.000%, 11/24/2023	1,276,275	1.1
HUF 273,000,000	Hungary Government Bond, 7.000%, 06/24/2022	1,336,801	1.1
		4,164,499	3.6
	Indonesia: 10.6%
IDR 31,781,000,000	Indonesia Treasury Bond, 7.000%, 05/15/2027	2,353,421	2.0
IDR 12,700,000,000	Indonesia Treasury Bond, 7.500%, 08/15/2032	946,677	0.8
IDR 7,878,000,000	Indonesia Treasury Bond, 7.500%, 05/15/2038	579,942	0.5
IDR 17,300,000,000	Indonesia Treasury Bond, 7.000%, 05/15/2022	1,305,715	1.1
IDR 13,970,000,000	Indonesia Treasury Bond, 8.250%, 07/15/2021	1,083,201	0.9
IDR 15,000,000,000	Indonesia Treasury Bond, 8.250%, 06/15/2032	1,191,720	1.0
IDR 17,087,000,000	Indonesia Treasury Bond, 8.375%, 03/15/2024	1,355,970	1.2
IDR 18,137,000,000	Indonesia Treasury Bond, 8.375%, 03/15/2034	1,435,942	1.2
IDR 16,000,000,000	Indonesia Treasury Bond, 9.000%, 03/15/2029	1,337,176	1.2
IDR 9,481,000,000	Indonesia Treasury Bond, 11.000%, 09/15/2025	859,630	0.7
		12,449,394	10.6
	Malaysia: 4.8%
MYR 5,197,000	Malaysia Government Bond, 3.899%, 11/16/2027	1,338,096	1.1
MYR 3,523,000	Malaysia Government Bond, 3.480%, 03/15/2023	899,334	0.8
MYR 11,149,000	Malaysia Government Bond, 3.955%, 09/15/2025	2,883,613	2.5
MYR 2,000,000	Malaysia Government Bond, 4.181%, 07/15/2024	525,098	0.4
		5,646,141	4.8

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Mexico: 4.6%
MXN 12,051,000	Mexican Bonos, 6.500%, 06/10/2021	$649,866	0.5
MXN 28,549,000	Mexican Bonos, 7.750%, 05/29/2031	1,608,433	1.4
MXN 19,000,000	Mexican Bonos, 8.500%, 11/18/2038	1,142,536	1.0
MXN 31,118,400	Mexican Bonos, 10.000%, 12/05/2024	1,965,320	1.7
		5,366,155	4.6
	Peru: 3.2%
PEN 1,516,000(1)	Peru Government Bond, 6.150%, 08/12/2032	518,830	0.5
PEN 4,297,000	Peru Government Bond, 6.900%-8.200%, 08/12/2026-08/12/2037	1,572,547	1.3
PEN 4,650,000	Peruvian Government International Bond, 6.350%, 08/12/2028	1,619,735	1.4
		3,711,112	3.2
	Poland: 3.5%
PLN 2,727,000	Republic of Poland Government Bond, 2.500%, 07/25/2026	768,155	0.6
PLN 4,625,000	Republic of Poland Government Bond, 3.250%, 07/25/2025	1,384,291	1.2
PLN 6,200,000	Republic of Poland Government Bond, 4.000%, 10/25/2023	1,951,293	1.7
		4,103,739	3.5
	Romania: 2.7%
RON 11,150,000 (2)	Romania Government Bond, 5.850%, 04/26/2023	3,187,455	2.7
	Russia: 8.3%
RUB 202,632,000	Russian Federal Bond - OFZ, 7.000%, 08/16/2023	3,621,997	3.1
RUB 118,780,000	Russian Federal Bond - OFZ, 7.050%, 01/19/2028	2,090,466	1.8
RUB 102,964,000	Russian Federal Bond - OFZ, 7.750%, 09/16/2026	1,903,345	1.6
RUB 115,420,000	Russian Federal Bond - OFZ, 8.150%, 02/03/2027	2,187,303	1.8
		9,803,111	8.3
	South Africa: 6.0%
ZAR 15,303,122	Republic of South Africa Government Bond, 6.250%, 03/31/2036	1,007,846	0.8
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	South Africa (continued)
ZAR 17,980,000	Republic of South Africa Government Bond, 8.000%, 01/31/2030	$1,478,950	1.3
ZAR 25,439,000	Republic of South Africa Government Bond, 8.500%, 01/31/2037	2,093,960	1.8
ZAR 16,235,000	Republic of South Africa Government Bond, 9.000%, 01/31/2040	1,388,848	1.2
ZAR 11,138,000	Republic of South Africa Government Bond, 8.750%-10.500%, 12/21/2026-02/28/2048	1,040,949	0.9
		7,010,553	6.0
	Supranational: 3.1%
TRY 2,000,000	European Investment Bank, 9.125%, 10/07/2020	461,328	0.4
ZAR 12,460,000	European Investment Bank, 9.000%, 03/31/2021	1,097,290	1.0
ZAR 16,840,000	European Investment Bank, 8.125%-8.500%, 07/29/2022-12/21/2026	1,443,805	1.2
ZAR 7,500,000	Nordic Investment Bank, 7.000%, 09/25/2018	631,644	0.5
		3,634,067	3.1
	Thailand: 4.7%
THB 41,440,000	Thailand Government Bond, 2.125%, 12/17/2026	1,295,720	1.1
THB 17,221,000	Thailand Government Bond, 3.650%, 06/20/2031	595,467	0.5
THB 35,755,000	Thailand Government Bond, 3.850%, 12/12/2025	1,269,477	1.1
THB 62,280,000	Thailand Government Bond, 4.875%, 06/22/2029	2,412,953	2.0
		5,573,617	4.7
	Turkey: 5.4%
TRY 4,665,000	Turkey Government Bond, 8.000%, 03/12/2025	944,753	0.8
TRY 3,831,000	Turkey Government Bond, 8.500%, 07/10/2019	913,981	0.8
TRY 10,000,000	Turkey Government Bond, 9.500%, 01/12/2022	2,250,780	1.9
TRY 10,243,000	Turkey Government Bond, 7.100%-10.600%, 01/15/2020-02/11/2026	2,274,555	1.9
		6,384,069	5.4

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Uruguay: 0.3%
UYU 10,000,000	Uruguay Government International Bond, 9.875%, 06/20/2022	$356,560	0.3
	Total Foreign Government Bonds (Cost $98,024,904)	97,187,933	82.7
	Total Long-Term Investments (Cost $98,779,870)	97,793,021	83.2
SHORT-TERM INVESTMENTS: 14.6%
	Commercial Paper: 13.9%
1,000,000	Auto Zone, 3.120%, 04/04/2018	999,663	0.8
1,150,000	AutoZone Inc, 2.590%, 04/09/2018	1,149,274	1.0
291,000	Berkshire Hathaway, 2.610%, 04/10/2018	290,795	0.2
1,150,000	Consolidated Edison Co, 2.550%, 04/09/2018	1,149,287	1.0
1,000,000	General Mls, 4.150%, 04/02/2018	999,777	0.9
1,712,000	Hewlett Packard, 2.980%, 04/03/2018	1,711,586	1.5
775,000	Kellogg Co, 3.460%, 04/03/2018	774,784	0.7
1,101,000	Marriott International, 2.480%, 04/25/2018	1,099,153	0.9
1,200,000	Mondelez Intl, 2.480%, 04/25/2018	1,197,987	1.0
1,000,000	National Grid, 2.490%, 04/26/2018	998,249	0.8
4,216,000	Pacific Gas+Elec, 4.260%, 04/02/2018	4,215,036	3.6
400,000	Tyson, 2.470%, 04/24/2018	399,358	0.3
251,000	Tyson Food, 2.860%, 04/06/2018	250,884	0.2
1,192,000	Virginia Electric Power, 2.510%, 04/10/2018	1,191,191	1.0
		16,427,024	13.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
	Securities Lending Collateral(3): 0.7%
815,423	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/ 18, 1.80%, due 04/02/18 (Repurchase Amount $815,584, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $831,731, due 03/31/18-02/20/68) (Cost $815,423)	$815,423	0.7
	Total Short-Term Investments (Cost $17,244,550)	17,242,447	14.6
	Total Investments in Securities (Cost $116,024,420)	$115,035,468	97.8
	Assets in Excess of Other Liabilities	2,527,799	2.2
	Net Assets	$117,563,267	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Represents securities purchased with cash collateral received for securities on loan.

ARS
Argentine Peso

BRL
Brazilian Real

CLP
Chilean Peso

COP
Colombian Peso

CZK
Czech Koruna

HUF
Hungarian Forint

IDR
Indonesian Rupiah

MXN
Mexican Peso

MYR
Malaysian Ringgit

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

PEN
Peruvian Nuevo Sol

PLN
Polish Zloty

RON
Romanian New Leu

RUB
Russian Ruble

THB
Thai Baht

TRY
Turkish New Lira

UYU
Uruguayan Peso Uruguayo

ZAR
South African Rand

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	82.7%
Industrial	0.5
Short-Term Investments	14.6
Assets in Excess of Other Liabilities	2.2
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$605,088	$—	$605,088
Foreign Government Bonds	—	97,187,933	—	97,187,933
Short-Term Investments	—	17,242,447	—	17,242,447
Total Investments, at fair value	$—	$115,035,468	$—	$115,035,468
Other Financial Instruments+
Centrally Cleared Swaps	—	115,487	—	115,487
Forward Foreign Currency Contracts	—	921,047	—	921,047
Futures	5,923	—	—	5,923
OTC Swaps	—	31,700	—	31,700
Total Assets	$5,923	$116,103,702	$—	$116,109,625
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(79,421)	$—	$(79,421)
Forward Foreign Currency Contracts	—	(596,416)	—	(596,416)
Futures	(6,703)	—	—	(6,703)
Total Liabilities	$(6,703)	$(675,837)	$—	$(682,540)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2018, the following forward foreign currency contracts were outstanding for Voya Emerging Markets Local Currency Debt Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CZK 21,177,508	USD 1,035,000	Barclays Bank PLC	04/20/18	$(8,301)
TRY 1,194,161	USD 299,233	Barclays Bank PLC	04/20/18	1,902
USD 2,070,000	CZK 42,341,188	Barclays Bank PLC	04/20/18	17,272
USD 122,682	PLN 413,129	Barclays Bank PLC	04/20/18	1,964
CZK 21,156,497	USD 1,035,000	Barclays Bank PLC	04/20/18	(9,320)
USD 204,161	ZAR 2,449,783	Barclays Bank PLC	04/20/18	(2,269)
ZAR 5,969,263	USD 507,918	Barclays Bank PLC	04/20/18	(4,921)
HUF 123,763,172	USD 492,077	Barclays Bank PLC	04/20/18	(4,037)
USD 102,235	TRY 394,501	Barclays Bank PLC	04/20/18	2,753
HUF 403,039,650	USD 1,634,152	Barclays Bank PLC	04/20/18	(44,830)
ZAR 3,152,183	USD 260,000	Barclays Bank PLC	04/20/18	5,617
USD 442,823	HUF 113,570,644	Barclays Bank PLC	04/20/18	(5,024)
See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 151,580	CLP 91,407,016	Barclays Bank PLC	05/18/18	210
CLP 173,257,827	USD 286,443	Barclays Bank PLC	05/18/18	471
MXN 20,273,847	USD 1,058,653	Barclays Bank PLC	05/18/18	48,620
USD 1,141,773	COP 3,295,235,497	Barclays Bank PLC	05/18/18	(36,258)
USD 211,523	CLP 126,829,407	Barclays Bank PLC	05/18/18	1,495
USD 184,022	COP 523,148,783	Barclays Bank PLC	05/18/18	(3,001)
BRL 4,407,093	USD 1,337,148	Barclays Bank PLC	05/18/18	(7,195)
MXN 81,500,269	USD 4,260,093	Barclays Bank PLC	05/18/18	191,112
MYR 1,131,809	USD 289,873	Barclays Bank PLC	07/13/18	2,827
MYR 4,827,068	USD 1,232,338	Barclays Bank PLC	07/13/18	16,001
IDR 23,873,010,965	USD 1,721,297	Barclays Bank PLC	07/13/18	3,862
IDR 2,425,312,794	USD 174,916	Barclays Bank PLC	07/13/18	347
PHP 15,585,821	USD 296,168	Barclays Bank PLC	07/13/18	(569)
IDR 18,040,610,292	USD 1,292,585	Barclays Bank PLC	07/13/18	11,101
USD 6,701	KRW 7,227,264	Barclays Bank PLC	07/13/18	(121)
USD 922	KRW 978,977	Barclays Bank PLC	07/13/18	(2)
USD 1,339,673	MYR 5,252,857	Barclays Bank PLC	07/13/18	(18,780)
PLN 4,328,809	USD 1,273,019	BNP Paribas	04/20/18	(8,123)
USD 203,942	RON 770,857	BNP Paribas	04/20/18	371
CZK 22,560,505	USD 1,099,345	BNP Paribas	04/20/18	(5,598)
USD 786,019	PLN 2,700,104	BNP Paribas	04/20/18	(2,962)
USD 126,149	PEN 408,483	BNP Paribas	05/18/18	(275)
USD 112,458	BRL 369,804	BNP Paribas	05/18/18	860
ARS 13,390,545	USD 641,156	BNP Paribas	05/18/18	8,344
USD 512,000	BRL 1,686,513	BNP Paribas	05/18/18	3,051
PEN 1,251,649	USD 383,894	BNP Paribas	05/18/18	3,487
PHP 2,110,529	USD 40,162	BNP Paribas	07/13/18	(134)
THB 44,039,642	USD 1,420,799	BNP Paribas	07/13/18	(7,556)
RON 1,540,917	USD 409,079	Citibank N.A.	04/20/18	(2,147)
HUF 16,542,574	USD 65,382	Citibank N.A.	04/20/18	(149)
RUB 9,459,669	USD 164,040	Citibank N.A.	04/20/18	709
CZK 41,711,858	USD 2,036,000	Citibank N.A.	04/20/18	(13,783)
USD 496,208	TRY 1,916,431	Citibank N.A.	04/20/18	12,937
TRY 3,640,912	USD 927,047	Citibank N.A.	04/20/18	(8,909)
ZAR 15,193,824	USD 1,282,590	Citibank N.A.	04/20/18	(2,289)
USD 517,000	ZAR 6,123,319	Citibank N.A.	04/20/18	1,021
PLN 1,313,815	USD 388,000	Citibank N.A.	04/20/18	(4,098)
USD 4,083,215	CZK 85,055,533	Citibank N.A.	04/20/18	(40,331)
USD 776,000	PLN 2,609,870	Citibank N.A.	04/20/18	13,385
USD 156,524	PLN 534,584	Citibank N.A.	04/20/18	316
USD 224,577	TRY 869,173	Citibank N.A.	04/20/18	5,395
PLN 1,311,022	USD 388,000	Citibank N.A.	04/20/18	(4,914)
ZAR 6,183,191	USD 512,000	Citibank N.A.	04/20/18	9,024
USD 1,052,909	HUF 267,516,591	Citibank N.A.	04/20/18	(2,000)
USD 102,235	ZAR 1,235,822	Citibank N.A.	04/20/18	(1,901)
TRY 197,929	USD 51,506	Citibank N.A.	04/20/18	(1,594)
USD 260,000	ZAR 3,200,472	Citibank N.A.	04/20/18	(9,686)
ZAR 1,511,730	USD 124,000	Citibank N.A.	04/20/18	3,385
RUB 447,829	USD 7,728	Citibank N.A.	04/20/18	72
USD 518,978	ZAR 6,520,112	Citibank N.A.	04/20/18	(30,436)
TRY 279,668	USD 72,384	Citibank N.A.	04/20/18	(1,859)
USD 806,867	RON 3,119,995	Citibank N.A.	04/20/18	(17,073)
USD 137,205	MXN 2,523,227	Citibank N.A.	05/18/18	(604)
USD 218,032	COP 609,647,019	Citibank N.A.	05/18/18	87
USD 862,927	PEN 2,817,283	Citibank N.A.	05/18/18	(9,014)
MXN 26,052,456	USD 1,383,984	Citibank N.A.	05/18/18	38,893
USD 611,270	THB 18,944,236	Citibank N.A.	07/13/18	3,345
THB 58,590,344	USD 1,873,446	Citibank N.A.	07/13/18	6,732
HUF 162,167,323	USD 645,861	Credit Suisse International	04/20/18	(6,380)
USD 92,011	RUB 5,307,012	Credit Suisse International	04/20/18	(416)
See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,041,877	RUB 117,240,430	Credit Suisse International	04/20/18	17
TRY 2,164,272	USD 558,000	Deutsche Bank AG	04/20/18	(12,230)
TRY 1,025,930	USD 257,055	Goldman Sachs International	04/20/18	1,656
HUF 123,867,591	USD 492,077	Goldman Sachs International	04/20/18	(3,625)
CZK 102,187,292	USD 4,824,752	Goldman Sachs International	04/20/18	129,353
USD 2,570,956	RON 9,682,480	Goldman Sachs International	04/20/18	13,968
RUB 15,926,651	USD 278,510	Goldman Sachs International	04/20/18	(1,131)
EUR 27,780	USD 34,263	Goldman Sachs International	04/20/18	(40)
CZK 5,519,273	USD 268,073	Goldman Sachs International	04/20/18	(495)
PLN 2,265,539	USD 678,346	Goldman Sachs International	04/20/18	(16,346)
HUF 43,250,865	USD 174,522	Goldman Sachs International	04/20/18	(3,969)
CZK 62,684,416	USD 2,958,520	Goldman Sachs International	04/20/18	80,460
CZK 2,696,993	USD 133,515	Goldman Sachs International	04/20/18	(2,764)
USD 6,773	RUB 391,920	Goldman Sachs International	04/20/18	(53)
CLP 215,090,627	USD 356,953	Goldman Sachs International	05/18/18	(765)
USD 1,211,853	COP 3,465,913,140	Goldman Sachs International	05/18/18	(27,193)
USD 909,432	CLP 548,381,108	Goldman Sachs International	05/18/18	1,317
USD 985	MXN 18,620	Goldman Sachs International	05/18/18	(32)
USD 4,156	PHP 219,646	Goldman Sachs International	07/13/18	(10)
MYR 17,264,057	USD 4,404,658	Goldman Sachs International	07/13/18	60,038
KRW 8,098,935	USD 7,618	Goldman Sachs International	07/13/18	27
USD 413,816	ZAR 4,931,602	HSBC Bank USA N.A.	04/20/18	(1,743)
USD 511,441	ZAR 6,266,696	HSBC Bank USA N.A.	04/20/18	(16,619)
USD 510,000	TRY 1,997,061	HSBC Bank USA N.A.	04/20/18	6,396
PLN 24,965,222	USD 7,192,824	HSBC Bank USA N.A.	04/20/18	102,115
RUB 62,842,615	USD 1,098,735	JPMorgan Chase Bank N.A.	04/20/18	(4,268)
CZK 41,530,029	USD 2,036,000	JPMorgan Chase Bank N.A.	04/20/18	(22,598)
PLN 691,224	USD 204,227	JPMorgan Chase Bank N.A.	04/20/18	(2,249)
RUB 14,513,456	USD 255,977	JPMorgan Chase Bank N.A.	04/20/18	(3,211)
RUB 14,532,037	USD 255,977	JPMorgan Chase Bank N.A.	04/20/18	(2,887)
USD 34,228	EUR 27,749	JPMorgan Chase Bank N.A.	04/20/18	44
USD 561,442	RUB 32,095,264	JPMorgan Chase Bank N.A.	04/20/18	2,471
PLN 850,206	USD 255,977	JPMorgan Chase Bank N.A.	04/20/18	(7,543)
RON 11,534,657	USD 2,983,177	JPMorgan Chase Bank N.A.	04/20/18	62,942
USD 211,488	CLP 126,829,407	JPMorgan Chase Bank N.A.	05/18/18	1,460
COP 2,749,407,547	USD 963,359	JPMorgan Chase Bank N.A.	05/18/18	19,540
USD 280,240	BRL 919,861	JPMorgan Chase Bank N.A.	05/18/18	2,649
USD 645,639	ARS 13,390,545	JPMorgan Chase Bank N.A.	05/18/18	(3,861)
USD 1,052,909	MXN 20,273,847	JPMorgan Chase Bank N.A.	05/18/18	(54,364)
USD 1,101,541	CZK 22,601,450	Morgan Stanley	04/20/18	5,808
USD 80,394	ZAR 966,529	Morgan Stanley	04/20/18	(1,050)
PLN 846,430	USD 255,977	Morgan Stanley	04/20/18	(8,647)
PLN 850,731	USD 255,977	Morgan Stanley	04/20/18	(7,390)
USD 132,173	ZAR 1,593,389	Morgan Stanley	04/20/18	(2,094)
TRY 98,652	USD 25,704	Morgan Stanley	04/20/18	(826)
BRL 2,581,232	USD 773,519	Morgan Stanley	05/18/18	5,434
USD 596,045	IDR 8,269,465,698	Morgan Stanley	07/13/18	(1,540)
USD 927,462	IDR 12,873,083,982	Morgan Stanley	07/13/18	(2,798)
TRY 49,772	USD 12,418	Standard Chartered Bank	04/20/18	133
RUB 3,978,529	USD 69,665	Standard Chartered Bank	04/20/18	(375)
ZAR 146,498	USD 12,427	Standard Chartered Bank	04/20/18	(83)
ZAR 498,972	USD 42,741	Standard Chartered Bank	04/20/18	(695)
USD 2,891,855	PLN 10,067,889	Standard Chartered Bank	04/20/18	(50,023)
USD 771,138	HUF 193,642,144	Standard Chartered Bank	04/20/18	7,541
USD 307,403	BRL 1,016,296	Standard Chartered Bank	05/18/18	710
THB 35,117,535	USD 1,132,970	Standard Chartered Bank	07/13/18	(6,040)
				$324,631

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

At March 31, 2018, the following futures contracts were outstanding for Voya Emerging Markets Local Currency Debt Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	6	06/29/18	$1,275,656	$(386)
U.S. Treasury 5-Year Note	2	06/29/18	228,922	606
U.S. Treasury Ultra Long Bond	1	06/20/18	160,469	5,317
			$1,665,047	$5,537
Short Contracts
U.S. Treasury 10-Year Note	(1)	06/20/18	(121,141)	(884)
U.S. Treasury Long Bond	(1)	06/20/18	(146,625)	(3,572)
U.S. Treasury Ultra 10-Year Note	(1)	06/20/18	(129,859)	(1,861)
			$(397,625)	$(6,317)

At March 31, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Emerging Markets Local Currency Debt Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	28-day MXN TIEE-BANXICO	Monthly	7.020%	Monthly	08/01/19	MXN75,000,000	$(38,227)	$(36,437)
Pay	28-day MXN TIIE-BANXICO	Monthly	7.235	Monthly	03/22/22	MXN57,000,000	(17,521)	(11,824)
Pay	28-day MXN TIIE-BANXICO	Monthly	7.125	Monthly	06/14/27	MXN14,000,000	(26,503)	(24,568)
Pay	6-month PLZ-WIBOR	Semi-Annual	2.540	Annual	03/21/22	PLN12,700,000	44,673	40,731
Pay	6-month PLZ-WIBOR	Semi-Annual	2.660	Annual	06/27/27	PLN2,200,000	(7,512)	(6,592)
Pay	3-month ZAR-JIBAR	Quarterly	7.430	Quarterly	01/20/19	ZAR50,000,000	19,680	21,252
Receive	6-month CZK-PRIBOR-PRBO	Semi-Annual	0.790	Annual	08/03/19	CZK109,500,000	23,116	21,047
Receive	28-day MXN TIIE-BANXICO	Monthly	6.880	Monthly	07/28/22	MXN33,000,000	34,831	32,457
							$32,537	$36,066

At March 31, 2018, the following over-the-counter interest rate swaps were outstanding for Voya Emerging Markets Local Currency Debt Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Counterparty	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-month ZAR-JIBAR	Quarterly	Barclays Bank PLC	8.280%	Quarterly	09/30/24	ZAR 7,500,000	$31,700	$—	$31,700
								$31,700	$—	$31,700

Currency Abbreviations
ARS – Argentine Peso
BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

RON – Romanian New Leu
RUB – Russian Ruble
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$921,047
Interest rate contracts	Net Assets — Unrealized appreciation*	5,923
Interest rate contracts	Net Assets — Unrealized appreciation**	115,487
Interest rate contracts	Unrealized appreciation on OTC swap agreements	31,700
Total Asset Derivatives		$1,074,157
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$596,416
Interest rate contracts	Net Assets — Unrealized depreciation*	6,703
Interest rate contracts	Net Assets — Unrealized depreciation**	79,421
Total Liability Derivatives		$682,540

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$1,481,968	$—	$—	$1,481,968
Interest rate contracts	—	(6,145)	(64,943)	(71,088)
Total	$1,481,968	$(6,145)	$(64,943)	$1,410,880

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$145,924	$—	$—	$145,924
Interest rate contracts	—	(637)	21,466	20,829
Total	$145,924	$(637)	$21,466	$166,753

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2018 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2018:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley	Standard Chartered Bank	Totals
Assets:
Forward foreign currency contracts	$305,554	$16,113	$95,301	$17	$—	$286,819	$108,511	$89,106	$11,242	$8,384	$921,047
OTC Interest rate swaps	31,700	—	—	—	—	—	—	—	—	—	31,700
Total Assets	$337,254	$16,113	$95,301	$17	$—	$286,819	$108,511	$89,106	$11,242	$8,384	$952,747
Liabilities:
Forward foreign currency contracts	$144,628	$24,648	$150,787	$6,796	$12,230	$56,423	$18,362	$100,981	$24,345	$57,216	$596,416
Total Liabilities	$144,628	$24,648	$150,787	$6,796	$12,230	$56,423	$18,362	$100,981	$24,345	$57,216	$596,416
Net OTC derivative instruments by counterparty, at fair value	$192,626	$(8,535)	$(55,486)	$(6,779)	$(12,230)	$230,396	$90,149	$(11,875)	$(13,103)	$(48,832)	$356,331
Total collateral pledged by the Fund/(Received from counterparty)	$(50,000)	$—	$—	$—	$—	$—	$(60,000)	$—	$—	$—	$(110,000)
Net Exposure(1)	$142,626	$(8,535)	$(55,486)	$(6,779)	$(12,230)	$230,396	$30,149	$(11,875)	$(13,103)	$(48,832)	$246,331

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $116,909,373.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$4,864,644
Gross Unrealized Depreciation	(5,986,399)
Net Unrealized Depreciation	$(1,121,755)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	Cayman Islands: 0.0%
1 (1)	Ambac LSNI LLC, 6.811%, (US0003M + 5.000%), 02/12/2023	$1	0.0
	Total Corporate Bonds/Notes (Cost $1)	1	0.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 25.6%
	United States: 25.6%
937,163	Alternative Loan Trust 2004-32CB 2A2, 2.272%, (US0001M + 0.400%), 02/25/2035	894,452	0.3
906,008	Alternative Loan Trust 2004-J7 MI, 2.892%, (US0001M + 1.020%), 10/25/2034	814,637	0.2
4,066,349	Alternative Loan Trust 2005-10CB 1A1, 2.372%, (US0001M + 0.500%), 05/25/2035	3,628,617	1.1
687,207	Alternative Loan Trust 2005-31 1A1, 2.152%, (US0001M + 0.280%), 08/25/2035	653,943	0.2
477,621	Alternative Loan Trust 2005-65CB 1A3, 5.500%, 01/25/2036	443,149	0.1
870,211	Alternative Loan Trust 2005-J2 1A12, 2.272%, (US0001M + 0.400%), 04/25/2035	773,937	0.2
526,787	Alternative Loan Trust 2006-19CB A12, 2.272%, (US0001M + 0.400%), 08/25/2036	389,118	0.1
1,038,141	Alternative Loan Trust 2006-20CB A9, 6.000%, 07/25/2036	802,755	0.2
735,045	Alternative Loan Trust 2007-18CB 1A7, 2.342%, (US0001M + 0.470%), 08/25/2037	474,431	0.1
2,037,479	Alternative Loan Trust 2007-OA4 A1, 2.042%, (US0001M + 0.170%), 05/25/2047	1,849,671	0.6
505,300	Bear Stearns ALT-A Trust 2005-10 21A1, 3.419%, 01/25/2036	482,069	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
377,925	Bear Stearns ALT-A Trust 2005-4 23A1, 3.688%, 05/25/2035	$381,497	0.1
690,532	Bear Stearns ALT-A Trust 2005-7 21A1, 3.684%, 09/25/2035	702,395	0.2
2,542,147	Bear Stearns ALT-A Trust 2005-9 26A1, 3.562%, 11/25/2035	2,134,082	0.6
360,230 (1)	Bellemeade Re Ltd. 2015-1A M2, 6.172%, (US0001M + 4.300%), 07/25/2025	366,699	0.1
697,630	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.491%, 11/25/2034	696,273	0.2
930,655	CHL Mortgage Pass-Through Trust 2006-1 A2, 6.000%, 03/25/2036	809,652	0.2
733,539	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	649,563	0.2
697,548	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.589%, 03/25/2036	655,403	0.2
350,555	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.465%, 09/25/2037	331,659	0.1
1,301,783 (1)	Citigroup Mortgage Loan Trust 2013-7 2A2, 3.464%, 08/25/2036	1,262,924	0.4
1,764,461	Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	1,808,463	0.5
327,550	CitiMortgage Alternative Loan Trust Series 2007-A6 1A10, 6.000%, 06/25/2037	320,029	0.1
600,000 (1)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	601,468	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
513,100 (1)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.314%, 06/27/2037	$520,847	0.2
3,863,424	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.088%, (US0001M + 0.280%), 08/19/2045	3,374,424	1.0
1,100,000	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.122%, (US0001M + 4.250%), 04/25/2029	1,248,080	0.4
3,000,000	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.322%, (US0001M + 4.450%), 01/25/2029	3,356,611	1.0
900,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.522%, (US0001M + 3.650%), 09/25/2029	980,306	0.3
1,000,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.722%, (US0001M + 2.850%), 11/25/2029	1,042,442	0.3
900,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.072%, (US0001M + 2.200%), 01/25/2030	912,589	0.3
1,200,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.272%, (US0001M + 2.400%), 05/25/2030	1,219,270	0.3
1,500,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.372%, (US0001M + 2.500%), 05/25/2030	1,524,950	0.4
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.572%, (US0001M + 4.700%), 04/25/2028	598,273	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 6.672%, (US0001M + 4.800%), 05/25/2028	$584,981	0.2
3,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3 M3, 6.872%, (US0001M + 5.000%), 12/25/2028	3,498,249	1.0
1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.372%, (US0001M + 2.500%), 03/25/2030	1,231,551	0.3
2,700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.222%, (US0001M + 2.350%), 04/25/2030	2,737,216	0.8
1,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.672%, (US0001M + 1.800%), 07/25/2030	1,090,059	0.3
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.154%, (US0001M + 2.300%), 09/25/2030	1,000,701	0.3
1,142,071	HarborView Mortgage Loan Trust 2006-14 2A1A, 1.958%, (US0001M + 0.150%), 01/25/2047	1,070,822	0.3
1,562,041	HarborView Mortgage Loan Trust 2007-5 A1A, 1.998%, (US0001M + 0.190%), 09/19/2037	1,460,213	0.4
5,023,327	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.082%, (US0001M + 0.210%), 02/25/2046	4,303,595	1.3
534,667 (1)	Jefferies Resecuritization Trust 2009-R6 1A2, 3.652%, 03/26/2036	524,048	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
934,154		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	$843,671	0.3
287,045		JP Morgan Mortgage Trust 2007-A3 1A1, 3.985%, 05/25/2037	275,524	0.1
1,557,093		JP Morgan Mortgage Trust 2007-S1 2A22, 5.750%, 03/25/2037	1,230,083	0.4
1,488,354 (1)		JP Morgan Mortgage Trust 2017-4 B1, 3.977%, 11/25/2048	1,476,283	0.4
1,488,354 (1)		JP Morgan Mortgage Trust 2017-4 B2, 3.977%, 11/25/2048	1,457,247	0.4
565,557		Lehman XS Trust Series 2005-5N 3A1B, 2.283%, (12MTA + 1.000%), 11/25/2035	560,642	0.2
268,991		Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 2.252%, (US0001M + 0.380%), 08/25/2035	267,013	0.1
203,411		Merrill Lynch Mortgage Investors Trust Series MLMI 2005-A2 A3, 3.525%, 02/25/2035	201,705	0.0
321,503		Morgan Stanley Mortgage Loan Trust 2005-10 4A1, 5.500%, 12/25/2035	302,137	0.1
900,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 3.072%, (US0001M + 1.200%), 09/25/2035	831,504	0.2
5,314,930 (2)		TBW Mortgage-Backed Trust 2006-6 A5B, 6.040%, 01/25/2037	2,595,260	0.8
6,153,488		TBW Mortgage-Backed Trust 2007-2 A1A, 5.965%, 07/25/2037	3,824,300	1.1
800,000	(1)(2)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	798,212	0.2
464,486		Wachovia Mortgage Loan LLC Series 2005-B 2A1, 3.683%, 10/20/2035	467,549	0.1
602,589		Wachovia Mortgage Loan LLC Series 2005-B 2A2, 3.683%, 10/20/2035	599,493	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
2,225,866	WaMu Mortgage Pass- Through Certificates Series 2005-AR10 1A3, 3.324%, 09/25/2035	$2,256,219	0.7
809,251	WaMu Mortgage Pass- Through Certificates Series 2005-AR13 A1C3, 2.362%, (US0001M + 0.490%), 10/25/2045	799,835	0.2
609,186	WaMu Mortgage Pass- Through Certificates Series 2005-AR16 1A1, 3.392%, 12/25/2035	594,571	0.2
916,153	WaMu Mortgage Pass- Through Certificates Series 2006-AR10 1A1, 3.273%, 09/25/2036	891,849	0.3
566,300	WaMu Mortgage Pass- Through Certificates Series 2006-AR14 1A3, 3.021%, 11/25/2036	543,798	0.1
1,513,331	WaMu Mortgage Pass- Through Certificates Series 2006-AR16 1A1, 3.036%, 12/25/2036	1,453,881	0.4
875,924	WaMu Mortgage Pass- Through Certificates Series 2006-AR16 2A3, 3.067%, 12/25/2036	796,251	0.2
581,228	WaMu Mortgage Pass- Through Certificates Series 2007-HY1 2A3, 3.368%, 02/25/2037	566,977	0.2
909,052	WaMu Mortgage Pass- Through Certificates Series 2007-HY1 3A2, 3.316%, 02/25/2037	875,921	0.2
632,537	WaMu Mortgage Pass- Through Certificates Series 2007-HY2 1A1, 3.254%, 12/25/2036	609,387	0.2
747,081	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	713,962	0.2
469,856	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-7 1A4, 5.500%, 09/25/2035	445,329	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
980,163	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	$942,058	0.3
988,733	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.102%, (US0001M + 0.230%), 01/25/2047	909,735	0.3
373,212	Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	353,903	0.1
811,895	Wells Fargo Mortgage Backed Securities 2006- 8 A18, 6.000%, 07/25/2036	819,594	0.2
295,213	Wells Fargo Mortgage Backed Securities 2006- AR4 2A4, 4.153%, 04/25/2036	275,680	0.1
374,708	Wells Fargo Mortgage Backed Securities 2006- AR7 2A4, 3.410%, 05/25/2036	382,476	0.1
1,645,201	Wells Fargo Mortgage Backed Securities 2007- AR7 A1, 3.714%, 12/28/2037	1,604,979	0.5
67,037 (1)	Wells Fargo Mortgage Backed Securities 2008- 1R A1, 3.376%, 06/26/2035	67,494	0.0
1,756,084	Other Securities	1,715,789	0.5
	Total Collateralized Mortgage Obligations (Cost $84,649,728)	87,556,424	25.6
COLLATERALIZED MORTGAGE OBLIGATIONS: 32.5%
	Cayman Islands: 2.3%
1,000,000 (1)	BXMT 2017-FL1 C Ltd., 3.736%, (US0001M + 1.950%), 06/15/2035	1,008,826	0.3
2,000,000 (1)	BXMT 2017-FL1 D Ltd., 4.486%, (US0001M + 2.700%), 06/15/2035	2,019,546	0.6
4,660,000 (1)	PFP 2017-4 E Ltd., 6.627%, (US0001M + 4.850%), 07/14/2035	4,824,707	1.4
		7,853,079	2.3
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: 30.2%
2,630,000 (1)		BAMLL Re-REMIC Trust 2016-FRR13 B, 1.990%, 08/27/2045	$2,172,724	0.6
230,133		Banc of America Commercial Mortgage Trust 2007-3 B, 5.581%, 06/10/2049	233,161	0.1
2,000,000		Banc of America Commercial Mortgage Trust 2007-3 C, 5.581%, 06/10/2049	2,045,521	0.6
5,680,000 (1)		BANK 2017-BNK4 E, 3.357%, 05/15/2050	3,774,350	1.1
5,680,000	(1)(3)	BANK 2017-BNK4 XE, 1.473%, 05/15/2050	581,831	0.2
51,500,000	(1)(3)	BBCCRE Trust 2015-GTP XB, 0.215%, 08/10/2033	790,700	0.2
2,000,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.813%, 02/13/2042	2,006,476	0.6
1,840,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.760%, 04/12/2038	1,913,960	0.5
2,257,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.760%, 04/12/2038	2,345,489	0.7
11,991,272 (3)		Citigroup Commercial Mortgage Trust 2016-C3 XA, 1.203%, 11/15/2049	831,077	0.3
1,050,000 (1)		Citigroup Commercial Mortgage Trust 2018-TBR E, 4.577%, (US0001M + 2.800%), 12/15/2036	1,054,866	0.3
737,686		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	763,651	0.2
22,920,144 (3)		COMM 2012-CR3 XA, 1.883%, 10/15/2045	1,595,426	0.5
9,426,414 (3)		COMM 2012-CR5 XA, 1.557%, 12/10/2045	557,359	0.1
13,920,000	(1)(3)	COMM 2014-CR21 XE, 1.416%, 12/10/2047	1,053,822	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,000,000		COMM 2017-COR2 C, 4.563%, 09/10/2050	$1,008,854	0.3
17,159,216 (3)		CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.902%, 09/15/2050	849,819	0.2
929,183	(1)(3)	DBUBS 2011-LC1A XA, 0.723%, 11/10/2046	12,858	0.0
4,874,000 (1)		DBJPM 16-C3 E Mortgage Trust, 4.244%, 09/10/2049	3,458,309	1.0
660,000 (1)		DBJPM 16-C3 Mortgage Trust, 3.494%, 09/10/2049	565,083	0.2
6,668,045 (3)		Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.374%, 02/25/2020	617,290	0.2
27,740,000 (3)		Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.578%, 12/25/2043	1,700,734	0.5
35,162,669 (3)		Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.206%, 02/25/2042	3,225,461	0.9
31,549,953 (3)		Freddie Mac Multifamily Structured Pass Through Certificates K016 X1, 1.521%, 10/25/2021	1,372,458	0.4
39,680,000 (3)		Freddie Mac Multifamily Structured Pass Through Certificates K016 X3, 2.578%, 11/25/2041	3,309,129	1.0
31,400,000 (3)		Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.792%, 12/25/2041	2,612,157	0.8
8,050,000 (3)		Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/2042	891,752	0.3
160,388,405	(1)(3)	FREMF Mortgage Trust 2012-K23 X2B, 0.125%, 10/25/2045	741,508	0.2
5,000,000 (1)		FREMF Mortgage Trust 2012-K706 P, 4.428%, 11/25/2044	4,959,575	1.4
149,082,442	(1)(3)	FREMF Mortgage Trust 2013.K29 X2B, 0.125%, 05/25/2046	793,297	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
102,083,932	(1)(3)	GS Mortgage Securities Corp. II 2011-GC3 X, 0.671%, 03/10/2044	$1,653,321	0.5
1,000,000 (1)		GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	953,981	0.3
1,100,000 (1)		GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	988,843	0.3
3,473,268	(1)(3)	GS Mortgage Securities Trust 2011-GC5 XA, 1.352%, 08/10/2044	125,391	0.0
1,120,000 (1)		GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	921,488	0.3
1,500,000 (1)		GS Mortgage Securities Trust 2016-GS4 E, 3.803%, 11/10/2049	1,047,393	0.3
2,000,000 (1)		JP Morgan Chase Commercial Mortgage Securities Corp. 2016-WPT D, 5.527%, (US0001M + 3.750%), 10/15/2033	2,014,167	0.6
20,307,930	(1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3 XA, 1.002%, 02/15/2046	440,193	0.1
1,733,917 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/2046	1,727,541	0.5
1,500,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.053%, 01/15/2046	1,416,836	0.4
5,000,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	3,824,730	1.1
22,743,183 (3)		JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.093%, 07/15/2047	828,409	0.3
1,000,000 (1)		JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.081%, 11/15/2045	972,103	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
2,430,121 (1)		JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/2047	$2,407,044	0.7
46,979,000	(1)(3)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XD, 0.500%, 01/15/2048	1,317,554	0.4
2,000,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	1,962,429	0.6
24,209,724	(1)(3)	LCCM 2017-LC26 XA, 1.485%, 07/12/2050	2,383,399	0.7
1,981,921 (1)		Merrill Lynch Mortgage Trust 2004-BPC1 E, 5.167%, 10/12/2041	1,986,436	0.6
182,255		Morgan Stanley Capital I Trust 2005-T17 B, 4.880%, 12/13/2041	181,043	0.1
170,000		Morgan Stanley Capital I Trust 2005-T19 D, 5.289%, 06/12/2047	173,542	0.0
2,000,000 (1)		Morgan Stanley Capital I Trust 2005-T19 G, 5.589%, 06/12/2047	1,974,725	0.6
300,000 (1)		Morgan Stanley Capital I Trust 2011-C1 E, 5.427%, 09/15/2047	311,800	0.1
2,675,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	2,126,886	0.6
15,555,000 (3)		Morgan Stanley Capital I, Inc. 2017-HR2 XD, 1.499%, 12/15/2050	1,853,938	0.5
1,052,661 (1)		Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	1,033,995	0.3
523,828		Wachovia Bank Commercial Mortgage Trust Series 2006-C28 AJ, 5.632%, 10/15/2048	533,049	0.1
7,737,311 (3)		Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.146%, 12/15/2047	419,459	0.1
4,227,351 (1)		Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	2,711,086	0.8
16,657,000	(1)(3)	Wells Fargo Commercial Mortgage Trust 2015-C30 XE, 1.247%, 09/15/2058	1,334,312	0.4
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
16,657,000	(1)(3)	Wells Fargo Commercial Mortgage Trust 2015-C30 XFG, 1.247%, 09/15/2058	$1,308,394	0.4
7,790,000	(1)(3)	Wells Fargo Commercial Mortgage Trust 2016-C37 XEF, 1.600%, 12/15/2049	870,894	0.3
9,736,850 (3)		Wells Fargo Commercial Mortgage Trust 2016-NXS5 XA, 1.548%, 01/15/2059	769,046	0.2
35,181,565 (3)		Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.998%, 10/15/2050	2,359,381	0.7
2,500,000 (1)		Wells Fargo Commercial Mortgage Trust 2018-BXI E, 3.933%, (US0001M + 2.157%), 12/15/2036	2,498,847	0.7
2,110,000	(1)(4)(5)	Wells Fargo Re-REMIC Trust 2013-FRR1 B706, 0.000%, 12/27/2043	2,026,230	0.6
2,000,000	(1)(4)(5)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	1,523,500	0.5
41,901,609	(1)(3)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.580%, 12/15/2045	2,489,915	0.7
1,422,645	(1)(3)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.279%, 03/15/2048	68,811	0.0
1,000,000		WFRBS Commercial Mortgage Trust 2014-C25 C, 4.324%, 11/15/2047	997,022	0.3
1,002,216		Other Securities	1,010,961	0.3
			103,386,791	30.2
		Total Commercial Mortgage-Backed Securities (Cost $110,760,538)	111,239,870	32.5
ASSET-BACKED SECURITIES: 34.5%
		Cayman Islands: 13.9%
2,000,000 (1)		Apidos CLO XVII 2014-17A D, 6.481%, (US0003M + 4.750%), 04/17/2026	1,999,998	0.6
2,850,000 (1)		Apidos CLO XVIII 2014-18A D, 6.945%, (US0003M + 5.200%), 07/22/2026	2,860,696	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Cayman Islands (continued)
500,000 (1)		Ares XXIX CLO Ltd. 2014-1A C, 5.222%, (US0003M + 3.500%), 04/17/2026	$500,238	0.1
3,000,000 (1)		Ares XXVIII CLO Ltd. 2013-3A DR, 4.981%, (US0003M + 3.250%), 10/17/2024	3,001,119	0.9
2,500,000 (1)		Babson CLO Ltd. 2013-IIA C, 4.984%, (US0003M + 3.250%), 01/18/2025	2,501,330	0.7
1,000,000 (1)		BlueMountain CLO 2013-3A DR, 4.660%, (US0003M + 2.900%), 10/29/2025	1,000,503	0.3
1,800,000 (1)		BlueMountain CLO 2013-3A E, 6.360%, (US0003M + 4.600%), 10/29/2025	1,787,735	0.5
1,500,000 (1)		BlueMountain CLO 2013-4A DR, 4.872%, (US0003M + 3.150%), 04/15/2025	1,500,568	0.4
1,000,000 (1)		BlueMountain CLO 2015-1A D Ltd., 7.172%, (US0003M + 5.450%), 04/13/2027	1,004,168	0.3
3,000,000 (1)		Bowman Park CLO Ltd. 2014-1A E, 7.320%, (US0003M + 5.400%), 11/23/2025	2,999,997	0.9
1,565,000 (1)		Dryden XXV Senior Loan Fund 2012-25A DRR, 4.720%, (US0003M + 3.000%), 10/15/2027	1,569,151	0.4
1,000,000 (1)		LCM L.P. 17A E, 6.472%, (US0003M + 4.750%), 10/15/2026	999,221	0.3
3,000,000 (1)		Madison Park Funding XIII Ltd. 2014-13A DR, 5.009%, (US0003M + 3.270%), 01/19/2025	3,002,154	0.9
3,000,000	(6)(7)	Neuberger Berman CLO XXI Ltd. 2016-21A ER, 7.559% (US0003M +5.200%), 04/20/2027	3,000,000	0.9
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Cayman Islands (continued)
3,000,000 (1)		Octagon Investment Partners XVI Ltd. 2013-1A D, 5.081%, (US0003M + 3.350%), 07/17/2025	$3,001,290	0.9
1,000,000 (1)		Palmer Square CLO 2013-2A CR Ltd., 5.331%, (US0003M + 3.600%), 10/17/2027	1,006,034	0.3
2,900,000 (1)		Palmer Square Loan Funding 2017-1A D Ltd., 6.572%, (US0003M + 4.850%), 10/15/2025	2,857,921	0.8
2,750,000 (1)		Palmer Square Loan Funding 2018-1A D Ltd., 6.173%, (US0003M + 3.950%), 04/15/2026	2,749,937	0.8
2,500,000 (1)		Palmer Square Loan Funding 2018-1A E Ltd., 8.123%, (US0003M + 5.900%), 04/15/2026	2,499,900	0.7
1,897,000 (1)		Recette CLO Ltd. 2015-1A DR, 4.495%, (US0003M + 2.750%), 10/20/2027	1,897,142	0.6
1,400,000 (1)		Recette Clo Ltd. 2015-1A E, 7.445%, (US0003M + 5.700%), 10/20/2027	1,407,168	0.4
1,600,000 (1)		Shackleton 2014-5A D CLO Ltd., 5.194%, (US0003M + 3.400%), 05/07/2026	1,600,213	0.5
3,000,000 (1)		Venture XX CLO Ltd. 2015-20A CR, 3.622%, (US0003M + 1.900%), 04/15/2027	2,969,547	0.9
			47,716,030	13.9
		United States: 20.6%
984,385	(1)(2)	Ajax Mortgage Loan Trust 2017-A A, 3.470%, 04/25/2057	981,369	0.3
1,096,334	(1)(3)(6)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
1,750,000 (1)		American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/2045	$1,857,132	0.5
2,439,055	(1)(3)(6)	American Homes 4 Rent 2015-SFR2 XS, 0.000%, 10/17/2045	—	—
349,213		Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 3.829%, 10/25/2036	351,659	0.1
617,198 (1)		Commonbond Student Loan Trust 2016-A B, 4.000%, 05/25/2040	556,912	0.2
2,106,361 (1)		Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	2,080,070	0.6
2,980,000 (1)		Commonbond Student Loan Trust 2017-AGS C, 5.280%, 05/25/2041	3,005,649	0.9
1,219,000 (1)		Commonbond Student Loan Trust 2017-BGS C, 4.440%, 09/25/2042	1,203,691	0.3
2,500,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.577%, (US0001M + 0.705%), 09/25/2035	2,386,534	0.7
1,379,116 (1)		DRB Prime Student Loan Trust 2017-A B, 3.100%, 05/27/2042	1,353,003	0.4
421,409 (1)		Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	401,960	0.1
1,157,148 (1)		Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	1,171,680	0.4
602,976 (1)		Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	602,924	0.2
1,514,680 (1)		Earnest Student Loan Program, LLC 2016-D B, 3.800%, 01/25/2041	1,485,130	0.4
1,447,182 (1)		Earnest Student Loan Program, LLC 2016-D C, 4.390%, 01/25/2041	1,343,302	0.4
1,232,544 (1)		Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	1,154,057	0.3
1,225,000		First NLC Trust 2005-2 M2, 2.392%, (US0001M + 0.520%), 09/25/2035	1,201,574	0.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
1,496,250 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	$1,522,968	0.5
3,930,500	GSAA Home Equity Trust 2006-14 A3A, 2.122%, (US0001M + 0.250%), 09/25/2036	2,422,553	0.7
1,383,442	GSAA Home Equity Trust 2007-1 1A1, 1.952%, (US0001M + 0.080%), 02/25/2037	752,351	0.2
1,341,581 (1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	1,343,555	0.4
2,993,863 (1)	HERO Funding Trust 2016-3 A1, 3.080%, 09/20/2042	2,976,923	0.9
1,000,000 (1)	Invitation Homes Trust 2014-SFR2 E, 4.958%, (US0001M + 3.150%), 06/17/2032	1,003,382	0.3
1,243,750 (1)	Jimmy Johns Funding LLC 2017-1A A2I, 3.610%, 07/30/2047	1,244,643	0.4
144,278	JP Morgan Mortgage Acquisition Trust 2006-CH2 AV4, 2.012%, (US0001M + 0.140%), 10/25/2036	144,180	0.0
256,628	JP Morgan Mortgage Acquisition Trust 2007-CH5 A4, 2.032%, (US0001M + 0.160%), 06/25/2036	256,556	0.1
2,000,000 (1)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,951,389	0.6
1,000,000 (1)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	974,750	0.3
1,199,856 (1)	Mill City Mortgage Loan Trust 2017-3 M2, 3.250%, 01/25/2061	1,167,977	0.3
1,389,953 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 09/20/2042	1,379,956	0.4
1,080,000 (1)	Oscar US Funding Trust II 2015-1A A4, 2.440%, 06/15/2022	1,074,812	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
3,800,000 (1)	Progress Residential 2015-SFR3 C, 4.327%, 11/12/2032	$3,866,698	1.1
1,773,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,723,823	0.5
1,000,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	948,220	0.3
4,000,000 (1)	SoFi Consumer Loan Program 2016-3 B, 4.490%, 12/26/2025	4,104,414	1.2
1,051,392 (1)	SoFi Professional Loan Program 2015-B B, 3.520%, 03/25/2036	1,042,185	0.3
590,474 (1)	SoFi Professional Loan Program 2015-D B, 3.590%, 10/26/2037	588,098	0.2
1,600,000 (1)	SoFi Professional Loan Program 2016-B B, 3.800%, 04/25/2037	1,592,323	0.5
3,265,000 (1)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	3,190,084	0.9
1,525,000 (1)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,525,071	0.4
1,250,000 (1)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,239,073	0.4
1,250,000 (1)	SoFi Professional Loan Program 2017-D BFX LLC, 3.610%, 09/25/2040	1,234,157	0.3
1,000,000 (1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	989,157	0.3
495,244 (1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	495,752	0.1
631,017	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC5 A4, 2.042%, (US0001M + 0.170%), 12/25/2036	617,909	0.2
600,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	596,732	0.2
800,000 (1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	798,359	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
1,100,000 (1)	Towd Point Mortgage Trust 2015-2 2B2, 4.318%, 11/25/2057	$1,154,082	0.3
1,200,000 (1)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	1,157,286	0.3
1,200,000 (1)	Towd Point Mortgage Trust 2017-2 M1, 3.750%, 04/25/2057	1,209,254	0.4
500,000 (1)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	474,757	0.2
1,014,581	WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 2.042%, (US0001M + 0.170%), 07/25/2047	745,456	0.2
1,707,278	Other Securities	1,754,149	0.5
		70,399,680	20.6
	Total Asset-Backed Securities (Cost $117,652,639)	118,115,710	34.5
	Total Long-Term Investments (Cost $313,062,906)	316,912,005	92.6
SHORT-TERM INVESTMENTS: 0.0%
	Commercial Paper: 8.3%
669,000	American Elec 4/2/2018, 04/02/2018	668,851	0.2
540,000	Autozone 0% 4/6/18, 04/06/2018	539,755	0.1
4,000,000	Enterprise, 4.150%, 04/02/2018	3,999,109	1.2
3,250,000	Exelon, 3.200%, 04/04/2018	3,248,877	0.9
1,024,000	Gen Mls 0% 4/3/18, 04/03/2018	1,023,714	0.3
3,063,000	Johnson 0% 4/3/18, 04/03/2018	3,062,144	0.9
2,000,000	Mondelez 0% 4/10/1, 04/10/2018	1,998,618	0.6
3,310,000	National Grid, 2.490%, 04/26/2018	3,304,203	1.0
1,922,000	Pacific Gas+Elec, 4.260%, 04/02/2018	1,921,561	0.6
2,034,000	Potash 0% 4/3/18, 04/03/2018	2,033,350	0.6
2,600,000	Tyson Food 0% 04/04/18, 04/04/2018	2,599,017	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
3,330,000	Virginia Electric Power, 2.510%, 04/10/2018	$3,327,741	1.0
700,000	Vodafone, 09/04/2018	691,872	0.2
		28,418,812	8.3
	Total Short-Term Investments (Cost $28,425,865)	28,418,812	8.3
	Total Investments in Securities (Cost $341,488,771)	$345,330,817	100.9
	Liabilities in Excess of Other Assets	(3,246,601)	(0.9)
	Net Assets	$342,084,216	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Step Bond. Interest rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Rate shown is the rate in effect as of March 31, 2018.

(3)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(4)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2018.

(5)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:
12MTA          12-month Treasury Average
US0001M      1-month LIBOR
US0003M      3-month LIBOR
Sector Diversification	Percentage of Net Assets
Commercial Mortgage-Backed Securities	32.5%
Collateralized Mortgage Obligations	25.6
Other Asset-Backed Securities	22.0
Student Loan Asset-Backed Securities	8.3
Asset-Backed Securities	2.0
Home Equity Asset-Backed Securities	1.9
Automobile Asset-Backed Securities	0.3
Financial	0.0
Short-Term Investments	8.3
Liabilities in Excess of Other Assets	(0.9)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$1	$—	$1
Collateralized Mortgage Obligations	—	87,556,424	—	87,556,424
Commercial Mortgage-Backed Securities	—	111,239,870	—	111,239,870
Asset-Backed Securities	—	115,115,710	3,000,000	118,115,710
Short-Term Investments	—	28,418,812	—	28,418,812
Total Investments, at fair value	$—	$342,330,817	$3,000,000	$345,330,817
Other Financial Instruments+
Futures	1,214,159	—	—	1,214,159
Total Assets	$1,214,159	$342,330,817	$3,000,000	$346,544,976

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Liabilities Table
Other Financial Instruments+
Futures	$(137,683)	$—	$—	$(137,683)
Total Liabilities	$(137,683)	$—	$—	$(137,683)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2018, the following futures contracts were outstanding for Voya Securitized Credit Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury Long Bond	131	06/20/18	$19,207,875	$451,949
U.S. Treasury Ultra 10-Year Note	257	06/20/18	33,373,860	480,032
U.S. Treasury Ultra Long Bond	56	06/20/18	8,986,250	276,506
			$61,567,985	$1,208,487
Short Contracts
U.S. Treasury 10-Year Note	(3)	06/20/18	(363,422)	(4,445)
U.S. Treasury 2-Year Note	(228)	06/29/18	(48,474,938)	5,672
U.S. Treasury 5-Year Note	(402)	06/29/18	(46,013,297)	(133,238)
			$(94,851,657)	$(132,011)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$1,214,159
Total Asset Derivatives		$1,214,159
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$137,683
Total Liability Derivatives		$137,683

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$308,456
Total	$308,456

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$907,227
Total	$907,227

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2018 (continued)

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $342,674,655.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$6,732,409
Gross Unrealized Depreciation	(2,999,771)
Net Unrealized Appreciation	$3,732,638

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2018 were as follows:
Fund Name	Type	Per Share Amount
Voya Emerging Markets Corporate Debt Fund
Class P	NII	$0.4974
Voya Emerging Markets Hard Currency Debt Fund
Class A	NII	$0.2603
Class I	NII	$0.2783
Class P	NII	$0.4909
Class W	NII	$0.2784
All Classes	ROC	$0.0065
Voya Emerging Markets Local Currency Debt Fund
Class P	NII	$0.3619
Voya Securitized Credit Fund
Class A	NII	$0.4186
Class I	NII	$0.4451
Class P	NII	$0.5192
Class W	NII	$0.3007
All Classes	STCG	$0.0353

NII – Net investment income
STCG –  Short-term capital gain
ROC – Return of capital
Voya Securitized Credit Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014 – Present May 2007 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2007 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	May 2007 – Present	Consultant (May 2001 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015 – Present	Retired.	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2007 – Present	Retired.	151	None.
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2007 – Present	Senior Managing Director, Head of the Client Group, Voya Investment Management (March 2009 – Present). President and Chief Executive Officer, Voya Investments, LLC (December 2006 – March 2018).	151	Voya Investments Distributor, LLC (December 2005 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2018.

(3)
Prior to May 18, 2018, Mr. Mathews was deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his previous affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates. Effective May 18, 2018, Shaun P. Mathews is no longer an “interested person” of the Trust and effective July 10, 2018, Dina Santoro will be an “interested person” of the Trust.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2007 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 47	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2007 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	March 2007 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present); Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2007 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2007 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	March 2007 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	March 2007 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”)and Voya Separate Portfolios Trust (the “Trust”), on behalf of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya Securitized Credit Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category, Selected Peer Group and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. In addition, the Board considered Voya Emerging Markets Local Currency
Debt Fund’s investment performance compared to an additional performance peer group that was approved by that Fund’s IRC due to the unique investment structure or strategy of that Fund. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted that, while the Funds do not have management fee breakpoints, they have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Funds and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Funds and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Fund first was organized; differences in the original sponsors of the funds or other clients that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. Each Fund’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Emerging Markets Corporate Debt Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Emerging Markets Corporate Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the three-year period, but underperformed for the year-to-date and one-year periods; (2) the Fund outperformed its primary benchmark for the year-to-date period, but underperformed for the one-year and three-year periods; and (3) the Fund is ranked in first (highest) quintile of its Morningstar category for the three-year period, the third quintile for the one-year period, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group. To assist the Board in its deliberations regarding this fee data, the Board was provided with information regarding the effect of waivers and/or reimbursements on the Fund’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Emerging Markets Hard Currency Debt Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Emerging Markets Hard Currency Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund out performed its Morningstar category average for the three-year period, but underperformed for the year-to-date and one-year periods; (2) the Fund out performed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group. To assist the Board in its deliberations regarding this fee data, the Board was provided with information regarding the effect of waivers and/or reimbursements on the Fund’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Emerging Markets Local Currency Debt Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Emerging Markets Local Currency Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the year-to-date period, but underperformed for the one-year and three-year periods; (2) the Fund outperformed its primary benchmark for the year-to-date period, but underperformed for the one-year and three-year periods; and (3) the Fund is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the effect that the Fund’s portfolio positioning and sector allocation had on the Fund’s performance; and (2) Management’s discussion of the Fund’s reasonable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or reimbursements, which lower the Fund’s net effective management fee rate; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Securitized Credit Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Securitized Credit Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the year-to-date period, and underperformed for the one-year period; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for the one-year period.
In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in
August 2014, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment objective; and (3) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Fund commenced operations in August 2014, and therefore had a limited operating history for the purpose of analyzing the Fund’s performance, it is reasonable to permit the Fund time to establish a longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167539         (0318-052318)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $117,025 for the year ended March 31, 2018 and $108,825 for the year ended March 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $13,500 for the year ended March 31, 2018 and $13,500 for the year ended March 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $42,232 for the year ended March 31, 2018 and $42,308 for the year ended March 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2018 and $0 for the year ended March 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended March 31, 2018 and March 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Separate Portfolios Trust	$55,732	$55,808
Voya Investments, LLC (1)	$74,750	$93,000

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Voya Separate Portfolios Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Investment Grade Credit Fund, Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya Securitized Credit Fund (the “Funds”), each a series of Voya Separate Portfolios Trust, including the summary portfolios of investments, as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of March 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

May 24, 2018

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.4%
		Basic Materials: 1.9%
500,000	(1)	Anglo American Capital PLC, 3.750%, 04/10/2022	498,861	0.4
600,000	(1)	Anglo American Capital PLC, 4.875%, 05/14/2025	615,298	0.4
400,000	(1)	BHP Billiton Finance USA Ltd., 6.250%, 10/19/2075	422,200	0.3
500,000	(1)	Corp Nacional del Cobre de Chile, 3.625%, 08/01/2027	486,895	0.4
459,000		PPG Industries, Inc., 3.750%, 03/15/2028	461,406	0.3
209,000		RPM International, Inc., 4.250%, 01/15/2048	198,044	0.1
			2,682,704	1.9

		Communications: 12.2%
300,000		21st Century Fox America, Inc., 4.750%, 11/15/2046	326,204	0.2
218,000		21st Century Fox America, Inc., 6.550%, 03/15/2033	277,365	0.2
570,000		Alibaba Group Holding Ltd, 3.400%, 12/06/2027	541,264	0.4
550,000		Alibaba Group Holding Ltd, 4.200%, 12/06/2047	527,960	0.4
237,000	(1)	Amazon.com, Inc., 4.250%, 08/22/2057	237,007	0.2
54,000		AT&T, Inc., 4.125%, 02/17/2026	54,188	0.0
85,000		AT&T, Inc., 4.550%, 03/09/2049	79,572	0.1
382,000		AT&T, Inc., 4.750%, 05/15/2046	371,803	0.3
340,000		AT&T, Inc., 4.800%, 06/15/2044	332,541	0.2
913,000		AT&T, Inc., 4.900%, 08/14/2037	922,564	0.6
740,000	(1)	AT&T, Inc., 5.150%, 11/15/2046	757,865	0.5
959,000		AT&T, Inc., 5.250%, 03/01/2037	1,016,188	0.7
110,000		AT&T, Inc., 5.300%, 08/14/2058	111,176	0.1
17,000		AT&T, Inc., 5.350%, 09/01/2040	17,877	0.0
720,000		Baidu, Inc., 3.875%, 09/29/2023	722,165	0.5
740,000		Baidu, Inc., 4.375%, 03/29/2028	742,503	0.5
487,000	(1)	CBS Corp., 3.700%, 06/01/2028	464,485	0.3
650,000		CBS Corp., 5.500%, 05/15/2033	692,863	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
434,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	435,397	0.3
243,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	248,562	0.2
401,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/2045	440,988	0.3
387,000		Comcast Corp., 3.400%, 07/15/2046	332,731	0.2
376,000		Comcast Corp., 3.900%, 03/01/2038	365,737	0.3
234,000		Comcast Corp., 4.000%, 03/01/2048	222,332	0.2
505,000		Comcast Corp., 4.250%, 01/15/2033	523,590	0.4
230,000	(1)	Cox Communications, Inc., 4.600%, 08/15/2047	220,546	0.1
380,000		Discovery Communications LLC, 3.950%, 03/20/2028	365,238	0.3
298,000		Discovery Communications LLC, 5.000%, 09/20/2037	297,504	0.2
720,000	(1)	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.738%, 09/20/2029	725,400	0.5
200,000	(1)	Telecom Italia SpA, 5.303%, 05/30/2024	204,250	0.1
105,000		Telecom Italia Capital SA, 6.000%, 09/30/2034	109,431	0.1
187,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	203,830	0.1
20,000		Telecom Italia Capital SA, 7.200%, 07/18/2036	23,550	0.0
250,000		Telefonica Emisiones SAU, 4.103%, 03/08/2027	250,045	0.2
255,000		Telefonica Emisiones SAU, 5.213%, 03/08/2047	271,585	0.2
500,000	(1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	479,137	0.3
200,000	(1)	Tencent Holdings Ltd., 3.925%, 01/19/2038	190,070	0.1
122,000		Time Warner, Inc., 3.600%, 07/15/2025	118,838	0.1
382,000		Time Warner, Inc., 3.800%, 02/15/2027	369,775	0.3
508,000		Time Warner, Inc., 3.875%, 01/15/2026	498,185	0.3

See Accompanying Notes to Financial Statements

1

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
526,000	Verizon Communications, Inc., 4.500%, 08/10/2033	533,437	0.4
188,000	Verizon Communications, Inc., 4.522%, 09/15/2048	181,554	0.1
424,000	Verizon Communications, Inc., 4.812%, 03/15/2039	434,533	0.3
131,000	Verizon Communications, Inc., 4.862%, 08/21/2046	132,485	0.1
475,000	Verizon Communications, Inc., 5.250%, 03/16/2037	512,964	0.4
292,000	Viacom, Inc., 4.375%, 03/15/2043	262,193	0.2
220,000	Viacom, Inc., 5.850%, 09/01/2043	240,183	0.2
		17,389,660	12.2

	Consumer, Cyclical: 5.7%
88,539	American Airlines 2014-1 Class B Pass Through Trust, 4.375%, 04/01/2024	88,982	0.1
338,767	American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	336,020	0.2
168,126	American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	174,641	0.1
185,000	American Airlines 2016-3 Class B Pass Through Trust, 3.750%, 04/15/2027	180,597	0.1
270,788	American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 08/15/2026	279,250	0.2
54,391	Continental Airlines 2012-1 Class B Pass Through Trust, 6.250%, 10/11/2021	56,499	0.0
127,070	Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	130,793	0.1
371,198	Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	378,158	0.3
322,000	Ford Motor Co., 4.346%, 12/08/2026	318,502	0.2
383,000	Ford Motor Credit Co. LLC, 2.597%, 11/04/2019	380,058	0.3
300,000	Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	297,676	0.2
300,000	Ford Motor Credit Co. LLC, 4.250%, 09/20/2022	304,780	0.2
182,000	General Motors Co., 5.150%, 04/01/2038	181,745	0.1
188,000	General Motors Co., 6.750%, 04/01/2046	218,659	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
311,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	309,286	0.2
389,000	Nordstrom, Inc., 5.000%, 01/15/2044	366,193	0.3
370,000	O'Reilly Automotive, Inc., 3.600%, 09/01/2027	358,971	0.2
515,000	Royal Caribbean Cruises Ltd., 3.700%, 03/15/2028	494,332	0.3
742,000	Southwest Airlines Co., 3.450%, 11/16/2027	718,442	0.5
397,316	United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	409,732	0.3
130,017	United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	131,909	0.1
547,171	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	528,716	0.4
455,000	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/2030	428,997	0.3
282,882	US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	292,217	0.2
212,454	US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	227,061	0.2
232,431	US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	240,276	0.2
226,000	WW Grainger, Inc., 4.200%, 05/15/2047	227,129	0.2
		8,059,621	5.7

	Consumer, Non-cyclical: 13.5%
341,000	Abbott Laboratories, 4.900%, 11/30/2046	374,715	0.3
677,000	AbbVie, Inc., 2.500%, 05/14/2020	668,499	0.5
250,000	AbbVie, Inc., 3.200%, 05/14/2026	238,220	0.2
367,000	AbbVie, Inc., 3.600%, 05/14/2025	362,053	0.2
284,000	Aetna, Inc., 2.800%, 06/15/2023	273,106	0.2
100,000	Aetna, Inc., 4.500%, 05/15/2042	99,739	0.1
546,000	AmerisourceBergen Corp., 4.300%, 12/15/2047	516,986	0.4
580,000	Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/2026	577,178	0.4
1,189,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/2046	1,285,111	0.9

See Accompanying Notes to Financial Statements

2

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
250,000		Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/2038	255,198	0.2
162,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	163,576	0.1
250,000		Anheuser-Busch InBev Worldwide, Inc., 4.600%, 04/15/2048	258,769	0.2
360,000		Anheuser-Busch InBev Worldwide, Inc., 4.750%, 04/15/2058	368,977	0.3
315,000		Anthem, Inc., 4.625%, 05/15/2042	319,783	0.2
232,000		Anthem, Inc., 5.100%, 01/15/2044	250,843	0.2
550,000	(1)	BAT Capital Corp., 2.297%, 08/14/2020	539,481	0.4
254,000	(1)	BAT Capital Corp., 4.390%, 08/15/2037	252,829	0.2
220,000	(1)	BAT Capital Corp., 4.540%, 08/15/2047	218,121	0.1
484,000		Becton Dickinson and Co., 3.363%, 06/06/2024	466,293	0.3
470,000		Becton Dickinson and Co., 3.700%, 06/06/2027	454,340	0.3
221,000		Campbell Soup Co., 4.800%, 03/15/2048	221,429	0.2
217,000		Cardinal Health, Inc., 4.900%, 09/15/2045	222,530	0.2
503,000		Celgene Corp., 4.550%, 02/20/2048	494,207	0.3
183,000		Celgene Corp., 5.000%, 08/15/2045	191,049	0.1
439,000		Constellation Brands, Inc., 3.600%, 02/15/2028	424,116	0.3
987,000		CVS Health Corp., 4.300%, 03/25/2028	995,056	0.7
821,000		CVS Health Corp., 4.780%, 03/25/2038	833,360	0.6
500,000		CVS Health Corp., 5.050%, 03/25/2048	526,882	0.4
317,000	(2)	CVS Health Corp., 5.125%, 07/20/2045	339,212	0.2
406,000		Gilead Sciences, Inc., 4.750%, 03/01/2046	437,691	0.3
480,000		HCA, Inc., 5.500%, 06/15/2047	465,000	0.3
120,000		Johnson & Johnson, 2.900%, 01/15/2028	115,394	0.1
153,000		Johnson & Johnson, 3.400%, 01/15/2038	147,197	0.1
312,000		Johnson & Johnson, 3.500%, 01/15/2048	297,518	0.2
385,000		Johnson & Johnson, 4.375%, 12/05/2033	422,168	0.3
235,000		Kraft Heinz Foods Co., 5.000%, 07/15/2035	244,106	0.2
407,000		Kroger Co., 3.875%, 10/15/2046	350,924	0.2
267,000		Kroger Co/The, 3.700%, 08/01/2027	258,298	0.2
150,000		Kroger Co/The, 5.150%, 08/01/2043	154,257	0.1
530,000		Kroger Co, 2.600%, 02/01/2021	521,910	0.4
200,000		McKesson Corp., 3.950%, 02/16/2028	197,793	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
700,000		Molson Coors Brewing Co., 3.000%, 07/15/2026	647,814	0.4
511,000		Reynolds American, Inc., 4.450%, 06/12/2025	526,159	0.4
1,235,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	1,193,156	0.8
505,000	(1),(2)	Teva Pharmaceutical Finance Netherlands III BV, 6.750%, 03/01/2028	499,152	0.3
213,000		Thermo Fisher Scientific, Inc., 3.000%, 04/15/2023	208,086	0.1
338,000		Thermo Fisher Scientific, Inc., 5.300%, 02/01/2044	383,950	0.3
			19,262,231	13.5

		Energy: 8.2%
215,000		Andeavor, 3.800%, 04/01/2028	205,369	0.2
332,000		Andeavor, 4.500%, 04/01/2048	310,716	0.2
279,000		Apache Corp., 5.250%, 02/01/2042	290,893	0.2
250,000		Boardwalk Pipelines L.P., 5.950%, 06/01/2026	268,201	0.2
398,000		BP Capital Markets PLC, 2.315%, 02/13/2020	393,725	0.3
700,000		BP Capital Markets PLC, 4.742%, 03/11/2021	733,715	0.5
400,000		Canadian Natural Resources Ltd.., 3.850%, 06/01/2027	391,637	0.3
175,000		Cenovus Energy, Inc., 5.250%, 06/15/2037	175,509	0.1
918,000		Cimarex Energy Co., 3.900%, 05/15/2027	908,849	0.6
164,000		Columbia Pipeline Group, Inc., 5.800%, 06/01/2045	189,034	0.1
574,000		Concho Resources, Inc., 4.375%, 01/15/2025	582,529	0.4
585,000		Enbridge, Inc., 6.250%, 03/01/2078	580,598	0.4
455,000		Energy Transfer Partners L.P., 5.300%, 04/15/2047	428,039	0.3
210,000		Enterprise Products Operating LLC, 4.250%, 02/15/2048	205,152	0.1
439,000		Enterprise Products Operating LLC, 5.375%, 02/15/2078	421,497	0.3
183,000		Hess Corp., 5.600%, 02/15/2041	187,260	0.1
283,000		Kinder Morgan, Inc./DE, 4.300%, 03/01/2028	282,403	0.2
440,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	463,644	0.3
236,000		MPLX L.P., 4.000%, 02/15/2025	234,763	0.2
366,000		MPLX L.P., 4.000%, 03/15/2028	361,364	0.3
291,000		MPLX L.P., 5.200%, 03/01/2047	304,730	0.2

See Accompanying Notes to Financial Statements

3

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
230,000		Noble Energy, Inc., 3.850%, 01/15/2028	226,441	0.2
280,000		Occidental Petroleum Corp., 4.200%, 03/15/2048	282,260	0.2
363,000		Phillips 66 Partners L.P., 3.605%, 02/15/2025	355,456	0.3
429,000		Shell International Finance BV, 3.250%, 05/11/2025	425,132	0.3
333,000		Shell International Finance BV, 4.000%, 05/10/2046	335,343	0.2
100,000		Sunoco Logistics Partners Operations L.P., 4.000%, 10/01/2027	94,852	0.1
201,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	200,043	0.1
500,000		Sunoco Logistics Partners Operations L.P., 5.400%, 10/01/2047	477,283	0.3
275,000		Western Gas Partners L.P., 5.300%, 03/01/2048	272,921	0.2
677,000		Williams Partners L.P., 3.600%, 03/15/2022	674,823	0.5
499,000		Williams Partners L.P., 3.750%, 06/15/2027	477,657	0.3
			11,741,838	8.2

		Financial: 30.1%
607,000		American International Group, Inc., 4.500%, 07/16/2044	596,864	0.4
330,000		American International Group, Inc., 4.700%, 07/10/2035	341,464	0.2
710,000		American International Group, Inc., 5.750%, 04/01/2048	721,005	0.5
344,000		Aon PLC, 4.750%, 05/15/2045	358,476	0.3
533,000		Arch Capital Finance LLC, 5.031%, 12/15/2046	590,413	0.4
1,080,000		Assurant, Inc., 7.000%, 03/27/2048	1,096,879	0.8
1,099,000		Athene Holding Ltd., 4.125%, 01/12/2028	1,055,969	0.7
600,000		Banco Santander SA, 3.800%, 02/23/2028	579,610	0.4
615,000		Bank of America Corp., 3.248%, 10/21/2027	579,941	0.4
701,000	(1)	Bank of America Corp., 3.419%, 12/20/2028	671,828	0.5
319,000		Bank of America Corp., 3.593%, 07/21/2028	309,987	0.2
1,064,000		Bank of America Corp., 3.970%, 03/05/2029	1,067,294	0.8
1,181,000		Bank of America Corp., 4.183%, 11/25/2027	1,172,274	0.8
396,000		Bank of America Corp., 4.250%, 10/22/2026	398,952	0.3
500,000		Bank of America Corp., 4.450%, 03/03/2026	511,321	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
200,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	234,923	0.2
1,200,000	(1)	BNP Paribas SA, 4.375%, 03/01/2033	1,175,208	0.8
140,000		Canadian Imperial Bank of Commerce, 2.100%, 10/05/2020	136,867	0.1
36,000		CIT Group, Inc., 5.250%, 03/07/2025	36,948	0.0
72,000		CIT Group, Inc., 6.125%, 03/09/2028	74,880	0.1
400,000		Citigroup, Inc., 2.650%, 10/26/2020	395,406	0.3
617,000		Citigroup, Inc., 3.200%, 10/21/2026	587,583	0.4
831,000		Citigroup, Inc., 4.125%, 07/25/2028	821,647	0.6
1,000,000	(1)	Commerzbank AG, 8.125%, 09/19/2023	1,165,736	0.8
913,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	994,692	0.7
420,000	(1)	Credit Suisse Group AG, 3.869%, 01/12/2029	407,021	0.3
524,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	525,236	0.4
418,000		Essex Portfolio L.P., 4.500%, 03/15/2048	417,257	0.3
690,000	(1)	Farmers Insurance Exchange, 4.747%, 11/01/2057	663,262	0.5
309,000		First Tennessee Bank NA, 2.950%, 12/01/2019	308,390	0.2
1,040,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	1,017,307	0.7
447,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	436,206	0.3
223,000		Goldman Sachs Capital I, 6.345%, 02/15/2034	266,171	0.2
501,000		Goldman Sachs Group, Inc./The, 2.905%, 07/24/2023	487,574	0.3
751,000		Goldman Sachs Group, Inc./The, 2.908%, 06/05/2023	731,391	0.5
612,000		Goldman Sachs Group, Inc./The, 3.500%, 11/16/2026	589,894	0.4
372,000		Goldman Sachs Group, Inc., 6.750%, 10/01/2037	466,224	0.3
299,000		HSBC Holdings PLC, 6.000%, 12/31/2199	297,505	0.2
710,000		HSBC Holdings PLC, 6.250%, 12/31/2199	720,650	0.5
339,000	(2)	HSBC Holdings PLC, 6.875%, 12/31/2199	358,916	0.3
679,000		Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.150%, 01/23/2030	633,961	0.5
356,000		JPMorgan Chase & Co., 2.776%, 04/25/2023	347,800	0.2
243,000		JPMorgan Chase & Co., 3.509%, 01/23/2029	236,001	0.2
716,000		JPMorgan Chase & Co., 3.882%, 07/24/2038	696,063	0.5

See Accompanying Notes to Financial Statements

4

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
910,000		JPMorgan Chase & Co., 3.897%, 01/23/2049	869,535	0.6
198,000		JPMorgan Chase & Co., 3.900%, 07/15/2025	199,682	0.1
136,000		JPMorgan Chase & Co., 4.032%, 07/24/2048	132,723	0.1
548,000		JPMorgan Chase & Co., 4.250%, 10/01/2027	555,406	0.4
180,000		JPMorgan Chase & Co., 4.625%, 12/31/2199	171,900	0.1
121,000	(1)	Liberty Mutual Group, Inc., 4.850%, 08/01/2044	125,949	0.1
642,000		Lloyds Banking Group PLC, 3.574%, 11/07/2028	606,736	0.4
212,000	(1)	Macquarie Group Ltd, 3.189%, 11/28/2023	204,650	0.1
534,000	(1)	Macquarie Group Ltd, 3.763%, 11/28/2028	505,333	0.4
350,000		Marsh & McLennan Cos, Inc., 4.200%, 03/01/2048	354,246	0.3
1,050,000		Mizuho Financial Group, Inc., 4.018%, 03/05/2028	1,055,442	0.7
430,000		Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	443,813	0.3
485,000		Morgan Stanley, 3.125%, 07/27/2026	459,179	0.3
785,000		Morgan Stanley, 3.772%, 01/24/2029	773,242	0.5
460,000		Morgan Stanley, 3.950%, 04/23/2027	448,438	0.3
382,000		Morgan Stanley, 4.100%, 05/22/2023	387,448	0.3
233,000		Morgan Stanley, 4.350%, 09/08/2026	234,928	0.2
1,050,000	(1)	Nationwide Building Society, 4.125%, 10/18/2032	1,003,316	0.7
110,000		Retail Opportunity Investments Partnership L.P., 4.000%, 12/15/2024	105,973	0.1
589,000		Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/2023	600,208	0.4
200,000		Santander UK Group Holdings PLC, 2.875%, 08/05/2021	196,083	0.1
550,000		Santander UK Group Holdings PLC, 3.823%, 11/03/2028	524,743	0.4
1,000,000		Skandinaviska Enskilda Banken AB, 5.750%, 12/31/2199	1,012,347	0.7
700,000	(1)	Societe Generale SA, 2.625%, 09/16/2020	690,704	0.5
580,000	(1)	Standard Chartered PLC, 3.885%, 03/15/2024	575,550	0.4
478,000	(1)	Standard Chartered PLC, 3.950%, 01/11/2023	471,250	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
200,000	Standard Chartered PLC, 6.500%, 12/31/2199	204,871	0.1
373,000	Svenska Handelsbanken AB, 5.250%, 12/31/2199	374,278	0.3
670,000	Synovus Financial Corp., 5.750%, 12/15/2025	697,637	0.5
154,000	Trinity Acquisition PLC, 6.125%, 08/15/2043	182,705	0.1
700,000	UBS AG, 5.125%, 05/15/2024	715,967	0.5
400,000	UniCredit SpA, 6.375%, 05/02/2023	400,840	0.3
487,000	Wells Fargo & Co., 3.584%, 05/22/2028	475,434	0.3
402,000	Wells Fargo & Co., 4.100%, 06/03/2026	399,691	0.3
425,000	Wells Fargo & Co., 4.750%, 12/07/2046	435,775	0.3
483,000	Westpac Banking Corp./New Zealand, 5.000%, 12/31/2199	446,836	0.3
553,000	XLIT Ltd., 5.500%, 03/31/2045	607,811	0.4
		42,933,665	30.1

	Industrial: 4.4%
253,000	Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	293,015	0.2
405,000	CNH Industrial NV, 4.500%, 08/15/2023	413,193	0.3
351,000	Corning, Inc., 4.375%, 11/15/2057	324,033	0.2
288,000	CSX Corp., 4.650%, 03/01/2068	280,136	0.2
450,000	FedEx Corp., 3.400%, 02/15/2028	437,263	0.3
151,000	General Electric Co., 4.500%, 03/11/2044	148,734	0.1
175,000	Martin Marietta Materials, Inc., 4.250%, 12/15/2047	162,171	0.1
405,000	Masco Corp., 4.500%, 05/15/2047	387,063	0.3
149,000	Norfolk Southern Corp., 4.150%, 02/28/2048	147,988	0.1
650,000	Packaging Corp. of America, 2.450%, 12/15/2020	640,046	0.4
187,000	Rockwell Collins, Inc., 3.500%, 03/15/2027	180,639	0.1
258,000	Rockwell Collins, Inc., 4.350%, 04/15/2047	254,871	0.2
273,000	Roper Technologies, Inc., 3.000%, 12/15/2020	272,184	0.2
488,000	Roper Technologies, Inc., 3.800%, 12/15/2026	486,569	0.3
213,000	Snap-on, Inc., 4.100%, 03/01/2048	216,632	0.2
360,000	United Parcel Service, Inc., 2.800%, 11/15/2024	346,610	0.2
290,000	United Parcel Service, Inc., 3.050%, 11/15/2027	279,269	0.2

See Accompanying Notes to Financial Statements

5

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
297,000		United Parcel Service, Inc., 3.750%, 11/15/2047	284,140	0.2
424,000		United Technologies Corp., 4.050%, 05/04/2047	403,034	0.3
410,000		Vulcan Materials Co., 4.500%, 06/15/2047	388,985	0.3
			6,346,575	4.4

		Technology: 6.9%
320,000		Apple, Inc., 2.900%, 09/12/2027	304,761	0.2
349,000		Apple, Inc., 3.000%, 06/20/2027	336,605	0.2
1,359,000		Apple, Inc., 3.000%, 11/13/2027	1,302,247	0.9
289,000		Apple, Inc., 3.200%, 05/13/2025	286,060	0.2
356,000		Apple, Inc., 3.250%, 02/23/2026	351,145	0.2
411,000		Apple, Inc., 4.250%, 02/09/2047	428,039	0.3
420,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 01/15/2027	408,851	0.3
529,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	570,279	0.4
356,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	452,967	0.3
248,000	(1)	Intel Corp., 3.734%, 12/08/2047	241,668	0.2
645,000		Microsoft Corp., 3.450%, 08/08/2036	629,429	0.4
513,000		Microsoft Corp., 4.500%, 02/06/2057	562,727	0.4
821,000	(1)	NXP BV / NXP Funding LLC, 3.875%, 09/01/2022	816,895	0.6
509,000		Oracle Corp., 3.250%, 11/15/2027	496,751	0.4
441,000		Oracle Corp., 3.800%, 11/15/2037	436,318	0.3
132,000		Oracle Corp., 4.000%, 11/15/2047	130,629	0.1
1,760,000		Qualcomm, Inc., 1.850%, 05/20/2019	1,748,018	1.2
283,000		Qualcomm, Inc., 2.900%, 05/20/2024	270,720	0.2
135,000		Qualcomm, Inc., 4.300%, 05/20/2047	130,891	0.1
			9,905,000	6.9

		Utilities: 11.5%
266,000		Alabama Power Co., 5.700%, 02/15/2033	321,382	0.2
250,000		CenterPoint Energy Houston Electric LLC, 3.950%, 03/01/2048	252,305	0.2
1,165,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	1,115,189	0.8
100,000		Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	98,048	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
309,000		Consolidated Edison Co. of New York, Inc., 4.300%, 12/01/2056	321,161	0.2
1,020,000		Dominion Energy, Inc., 2.579%, 07/01/2020	1,007,531	0.7
1,461,000		Duke Energy Corp., 3.150%, 08/15/2027	1,377,024	1.0
437,500		Duke Energy Florida LLC, 2.100%, 12/15/2019	435,281	0.3
400,000	(1)	Enel Finance International NV, 3.500%, 04/06/2028	374,901	0.3
395,000		Entergy Louisiana LLC, 4.950%, 01/15/2045	403,928	0.3
162,000		Florida Power & Light Co., 3.700%, 12/01/2047	158,638	0.1
250,000		Florida Power & Light Co., 3.950%, 03/01/2048	253,864	0.2
735,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	681,975	0.5
200,000		Georgia Power Co., 4.300%, 03/15/2042	203,984	0.1
335,000		Interstate Power & Light Co., 3.250%, 12/01/2024	330,255	0.2
340,000		IPALCO Enterprises, Inc., 3.700%, 09/01/2024	333,119	0.2
360,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	363,566	0.3
540,000		Mississippi Power Co., 3.950%, 03/30/2028	544,085	0.4
130,000		Mississippi Power Co., 4.750%, 10/15/2041	130,340	0.1
561,000		NextEra Energy Capital Holdings, Inc., 2.800%, 01/15/2023	546,355	0.4
456,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/2023	458,391	0.3
330,000		NextEra Energy Capital Holdings, Inc., 4.800%, 12/01/2077	319,150	0.2
306,000		NiSource, Inc., 4.375%, 05/15/2047	307,964	0.2
184,000		Oglethorpe Power Corp., 4.250%, 04/01/2046	177,476	0.1
500,000		Ohio Power Co., 4.150%, 04/01/2048	509,911	0.4
472,000		Pacific Gas & Electric Co., 3.500%, 06/15/2025	461,061	0.3
110,000		Pacific Gas & Electric Co., 5.800%, 03/01/2037	127,925	0.1
190,000		Pacific Gas & Electric Co., 6.050%, 03/01/2034	226,807	0.2
530,000		Pinnacle West Capital Corp., 2.250%, 11/30/2020	517,635	0.4
720,000		PNM Resources, Inc., 3.250%, 03/09/2021	719,632	0.5
313,000		Public Service Electric & Gas Co., 3.600%, 12/01/2047	299,694	0.2
1,103,000		Sempra Energy, 3.400%, 02/01/2028	1,056,983	0.7
744,000		Southern California Edison Co., 3.650%, 03/01/2028	746,014	0.5

See Accompanying Notes to Financial Statements

6

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
325,000	(2) Southern California Edison Co., 4.125%, 03/01/2048	332,159	0.2
331,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	336,172	0.2
510,000	Virginia Electric & Power Co., 3.800%, 04/01/2028	517,045	0.4
		16,366,950	11.5

	Total Corporate Bonds/Notes
	(Cost $135,910,106)	134,688,244	94.4

U.S. TREASURY OBLIGATIONS: 4.3%
		U.S. Treasury Bonds: 2.4%
1,138,000	2.750%, 02/15/2028	1,137,877	0.8
2,437,000	2.750%, 11/15/2047	2,325,052	1.6
		3,462,929	2.4

		U.S. Treasury Notes: 1.9%
553,000	2.250%, 02/29/2020	552,733	0.4
356,000	2.375%, 03/15/2021	355,819	0.3
722,000	2.500%, 03/31/2023	719,580	0.5
707,000	2.625%, 02/28/2023	708,987	0.5
270,000	2.750%, 02/28/2025	271,007	0.2
		2,608,126	1.9

	Total U.S. Treasury Obligations
	(Cost $5,989,748)	6,071,055	4.3

	Total Long-Term Investments
	(Cost $141,899,854)	140,759,299	98.7

SHORT-TERM INVESTMENTS: 1.0%
		Securities Lending Collateral(3): 1.0%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $1,000,197, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,020,000, due 03/31/18-02/20/68)	1,000,000	0.7
454,273	Jefferies LLC, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $454,363, collateralized by various U.S. Government Securities, 0.000%-4.375%, Market Value plus accrued interest $463,359, due 04/26/18-02/15/47)	454,273	0.3
		1,454,273	1.0

	Total Short-Term Investments
	(Cost $1,454,273)	1,454,273	1.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(3): (continued)

	Total Investments in Securities (Cost $143,354,127)	$142,213,572	99.7
	Assets in Excess of Other Liabilities	456,815	0.3
	Net Assets	$142,670,387	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

7

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 86.7%
		Argentina: 3.0%
500,000	(1)	Arcor SAIC, 6.000%, 07/06/2023	516,250	0.5
1,000,000	(1)	Banco Macro SA, 6.750%, 11/04/2026	1,009,470	1.0
500,000	(1)	YPF SA, 8.500%, 03/23/2021	546,650	0.5
500,000	(2)	YPF SA, 8.750%, 04/04/2024	555,000	0.5
500,000	(1)	YPF SA, 8.750%, 04/04/2024	555,000	0.5
			3,182,370	3.0

		Brazil: 11.4%
750,000	(1)	Banco do Brasil SA/Cayman, 4.625%, 01/15/2025	732,375	0.7
500,000		Banco do Brasil SA/Cayman, 6.000%, 01/22/2020	524,375	0.5
625,000		Banco do Brasil SA/Cayman, 9.250%, 12/31/2199	676,500	0.6
1,000,000	(1)	Banco Safra SA/Cayman Islands, 4.125%, 02/08/2023	978,700	0.9
550,000		Braskem Finance Ltd., 6.450%, 02/03/2024	600,325	0.6
250,000	(2)	Fibria Overseas Finance Ltd., 5.500%, 01/17/2027	260,125	0.2
725,000		Itau Unibanco Holding SA/Cayman Island, 5.500%, 08/06/2022	742,400	0.7
700,000	(1)	Klabin Finance SA, 4.875%, 09/19/2027	674,625	0.6
600,000	(1)	Minerva Luxembourg SA, 5.875%, 01/19/2028	549,156	0.5
500,000	(1)	Minerva Luxembourg SA, 6.500%, 09/20/2026	481,875	0.5
1,000,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	969,130	0.9
750,000		Petrobras Global Finance BV, 7.250%, 03/17/2044	766,875	0.7
750,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	813,375	0.8
1,000,000	(1)	Rede D'or Finance Sarl, 4.950%, 01/17/2028	951,875	0.9
1,100,000	(1)	Rumo Luxembourg Sarl, 5.875%, 01/18/2025	1,088,312	1.0
1,000,000	(1)	St Marys Cement, Inc. Canada, 5.750%, 01/28/2027	1,033,750	1.0
300,000	(1),(2)	Suzano Austria GmbH, 7.000%, 03/16/2047	341,190	0.3
			12,184,963	11.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Chile: 7.2%
675,000	(1)	Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	651,037	0.6
675,000	(1)	Celulosa Arauco y Constitucion SA, 5.500%, 11/02/2047	689,850	0.7
1,350,000	(1)	Cencosud SA, 5.150%, 02/12/2025	1,402,357	1.3
675,000	(1)	Colbun SA, 3.950%, 10/11/2027	652,789	0.6
750,000	(1)	Corp Nacional del Cobre de Chile, 4.500%, 08/01/2047	759,285	0.7
500,000	(1)	Empresa Nacional del Petroleo, 4.500%, 09/14/2047	467,250	0.4
600,000	(1)	Inversiones CMPC SA/Cayman Islands Branch, 4.500%, 04/25/2022	617,413	0.6
500,000		Inversiones CMPC SA, 4.750%, 09/15/2024	515,110	0.5
1,000,000	(1)	SACI Falabella, 3.750%, 10/30/2027	950,700	0.9
450,000		Telefonica Chile SA, 3.875%, 10/12/2022	449,883	0.4
500,000	(1)	Telefonica Chile SA, 3.875%, 10/12/2022	499,870	0.5
			7,655,544	7.2

		China: 2.7%
950,000		Bank of China Ltd, 5.000%, 11/13/2024	980,484	0.9
300,000		China Overseas Finance Cayman II Ltd., 5.500%, 11/10/2020	315,372	0.3
650,000		CNOOC Finance 2015 USA LLC, 3.500%, 05/05/2025	628,980	0.6
950,000	(1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	910,360	0.9
			2,835,196	2.7

		Colombia: 3.2%
1,000,000		Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875%, 04/21/2025	1,025,300	1.0
400,000		Ecopetrol SA, 5.375%, 06/26/2026	417,800	0.4
250,000		Ecopetrol SA, 5.875%, 05/28/2045	247,425	0.2
1,025,000	(1)	Millicom International Cellular SA, 5.125%, 01/15/2028	982,719	0.9
700,000		Millicom International Cellular SA, 6.000%, 03/15/2025	724,500	0.7
			3,397,744	3.2

		France: 0.8%
900,000	(2)	Altice Financing SA, 7.500%, 05/15/2026	884,250	0.8

See Accompanying Notes to Financial Statements

8

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		India: 7.5%
1,000,000	(1)	Axis Bank Ltd./Dubai, 2.875%, 06/01/2021	977,140	0.9
1,000,000	(1)	Bharti Airtel International Netherlands BV, 5.350%, 05/20/2024	1,032,575	1.0
1,000,000	(1)	Bharti Airtel Ltd., 4.375%, 06/10/2025	971,446	0.9
1,000,000		ICICI Bank Ltd./Dubai, 3.250%, 09/09/2022	968,750	0.9
2,000,000	(1)	Reliance Industries Ltd, 3.667%, 11/30/2027	1,890,444	1.8
1,500,000	(1)	Vedanta Resources PLC, 6.375%, 07/30/2022	1,531,500	1.4
600,000		Vedanta Resources PLC, 7.125%, 05/31/2023	622,500	0.6
			7,994,355	7.5

		Indonesia: 0.9%
1,000,000	(1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	963,963	0.9

		Israel: 3.1%
1,000,000		Israel Electric Corp. Ltd., 4.250%, 08/14/2028	982,931	0.9
500,000		Israel Electric Corp. Ltd., 6.875%, 06/21/2023	563,146	0.5
850,000	(1)	Israel Electric Corp. Ltd., 6.875%, 06/21/2023	957,348	0.9
500,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	423,992	0.4
500,000		Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	401,849	0.4
			3,329,266	3.1

		Jamaica: 1.8%
1,250,000		Digicel Ltd., 6.000%, 04/15/2021	1,178,125	1.1
350,000	(1)	Digicel Ltd., 6.000%, 04/15/2021	329,875	0.3
500,000	(1)	Digicel Ltd., 6.750%, 03/01/2023	452,440	0.4
			1,960,440	1.8

		Kazakhstan: 1.5%
1,000,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	1,001,889	1.0
500,000		KazMunayGas National Co. JSC, 6.375%, 04/09/2021	538,954	0.5
			1,540,843	1.5

		Macau: 1.4%
1,500,000	(1)	Melco Resorts Finance Ltd., 4.875%, 06/06/2025	1,438,006	1.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Mexico: 6.9%
800,000	(1)	Banco Mercantil del Norte SA/Grand Cayman, 7.625%, 12/31/2199	855,000	0.8
500,000		BBVA Bancomer SA/Texas, 6.750%, 09/30/2022	547,500	0.5
750,000		Cemex Finance LLC, 6.000%, 04/01/2024	774,375	0.7
250,000		Cemex SAB de CV, 5.700%, 01/11/2025	257,000	0.2
1,000,000	(1),(2)	Cemex SAB de CV, 5.700%, 01/11/2025	1,028,000	1.0
500,000	(1)	Cemex SAB de CV, 7.750%, 04/16/2026	552,100	0.5
500,000		Grupo Bimbo SAB de CV, 4.700%, 11/10/2047	483,980	0.5
680,000	(1)	Mexichem SAB de CV, 4.000%, 10/04/2027	647,700	0.6
500,000		Petroleos Mexicanos, 4.875%, 01/18/2024	508,500	0.5
1,000,000	(1)	Petroleos Mexicanos, 6.500%, 03/13/2027	1,069,250	1.0
625,000	(1),(2)	Sigma Finance Netherlands BV, 4.875%, 03/27/2028	626,562	0.6
			7,349,967	6.9

		Morocco: 1.9%
500,000	(1)	OCP SA, 4.500%, 10/22/2025	493,762	0.5
750,000		OCP SA, 5.625%, 04/25/2024	793,251	0.7
700,000		OCP SA, 6.875%, 04/25/2044	783,936	0.7
			2,070,949	1.9

		Panama: 1.0%
1,050,000	(1)	Multibank, Inc., 4.375%, 11/09/2022	1,040,812	1.0

		Peru: 4.8%
750,000		Banco de Credito del Peru/Panama, 6.125%, 04/24/2027	801,937	0.8
500,000		Banco de Credito del Peru/Panama, 6.875%, 09/16/2026	545,755	0.5
950,000		Banco Internacional del Peru SAA Interbank, 6.625%, 03/19/2029	1,037,875	1.0
1,300,000	(1)	Cementos Pacasmayo SAA, 4.500%, 02/08/2023	1,309,750	1.2
500,000	(1)	Cerro del Aguila SA, 4.125%, 08/16/2027	478,750	0.5
50,000		Southern Copper Corp., 5.250%, 11/08/2042	52,376	0.1
600,000		Southern Copper Corp., 5.875%, 04/23/2045	679,172	0.6
125,000		Southern Copper Corp., 6.750%, 04/16/2040	154,603	0.1
			5,060,218	4.8

See Accompanying Notes to Financial Statements

9

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Russia: 11.8%
1,250,000	(1)	Credit Bank of Moscow Via CBOM Finance PLC, 5.550%, 02/14/2023	1,230,005	1.1
800,000		Everaz Group SA, 8.250%, 01/28/2021	878,800	0.8
1,250,000		Gazprom Neft OAO Via GPN Capital SA, 4.375%, 09/19/2022	1,246,303	1.2
1,100,000		Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/2023	1,180,714	1.1
1,900,000		Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/2022	2,047,911	1.9
750,000	(1)	Novolipetsk Steel via Steel Funding DAC, 4.000%, 09/21/2024	732,676	0.7
500,000		Novolipetsk Steel via Steel Funding DAC, 4.500%, 06/15/2023	504,145	0.5
500,000		Sberbank of Russia Via SB Capital SA, 5.250%, 05/23/2023	509,265	0.5
1,000,000		Sberbank of Russia Via SB Capital SA, 5.500%, 02/26/2024	1,011,250	0.9
500,000		VEON Holdings BV, 4.950%, 06/16/2024	493,435	0.5
1,300,000	(1)	VimpelCom Holdings BV, 4.950%, 06/16/2024	1,282,931	1.2
1,400,000		VTB Bank OJSC Via VTB Capital SA, 6.950%, 10/17/2022	1,493,338	1.4
			12,610,773	11.8

		Singapore: 1.8%
1,000,000	(1)	Oversea-Chinese Banking Corp. Ltd., 4.000%, 10/15/2024	1,007,662	0.9
900,000		Oversea-Chinese Banking Corp. Ltd., 4.250%, 06/19/2024	912,974	0.9
			1,920,636	1.8

		South Africa: 1.9%
1,000,000	(2)	AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022	1,033,202	1.0
400,000		AngloGold Ashanti Holdings PLC, 6.500%, 04/15/2040	418,749	0.4
550,000		Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/2020	555,225	0.5
			2,007,176	1.9

		South Korea: 1.9%
1,925,000	(1)	Woori Bank Co. Ltd., 4.750%, 04/30/2024	1,967,918	1.9

		Thailand: 1.2%
1,000,000	(1)	PTTEP Treasury Center Co. Ltd., 4.600%, 12/31/2199	986,521	0.9
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Thailand: (continued)
313,000	(1)	PTTEP Treasury Center Co. Ltd., 4.875%, 12/31/2199	315,040	0.3
			1,301,561	1.2

		Turkey: 5.5%
500,000	(1)	QNB Finansbank AS/Turkey, 4.875%, 05/19/2022	482,791	0.4
1,000,000	(1)	Tupras Turkiye Petrol Rafinerileri AS, 4.500%, 10/18/2024	956,240	0.9
750,000		Turkiye Garanti Bankasi AS, 5.250%, 09/13/2022	746,066	0.7
625,000		Turkiye Is Bankasi AS, 5.375%, 10/06/2021	618,090	0.6
1,000,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.500%, 10/27/2021	993,240	0.9
500,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	487,884	0.5
1,000,000		Yapi ve Kredi Bankasi AS, 5.250%, 12/03/2018	1,010,965	0.9
600,000	(1)	Yapi ve Kredi Bankasi AS, 5.750%, 02/24/2022	598,271	0.6
			5,893,547	5.5

		United Arab Emirates: 2.8%
1,000,000	(1)	Abu Dhabi National Energy Co. PJSC, 4.375%, 06/22/2026	998,220	1.0
1,000,000		Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	1,078,830	1.0
850,000		First Abu Dhabi Bank PJSC, 5.250%, 12/31/2199	857,990	0.8
			2,935,040	2.8

		Zambia: 0.7%
750,000	(1)	First Quantum Minerals Ltd., 7.250%, 04/01/2023	740,625	0.7

	Total Corporate Bonds/Notes
	(Cost $91,661,864)		92,266,162	86.7

FOREIGN GOVERNMENT BONDS: 2.6%
		Indonesia: 0.5%
500,000		Perusahaan Penerbit SBSN Indonesia III, 4.550%, 03/29/2026	512,335	0.5

		Kazakhstan: 0.5%
500,000		Kazakhstan Government International Bond, 5.125%, 07/21/2025	542,627	0.5

		Mexico: 1.0%
1,000,000		Petroleos Mexicanos, 5.500%, 01/21/2021	1,042,250	1.0

		Nigeria: 0.4%
400,000		Nigeria Government International Bond, 6.500%, 11/28/2027	406,172	0.4

See Accompanying Notes to Financial Statements

10

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Turkey: 0.2%
250,000	Turkey Government Bond, 5.000%, 06/25/2021	246,162	0.2

	Total Foreign Government Bonds
	(Cost $2,709,482)	2,749,546	2.6

	Total Long-Term Investments
	(Cost $94,371,346)	95,015,708	89.3

SHORT-TERM INVESTMENTS: 12.2%
	Commercial Paper: 9.3%
735,000	Ford Motor 0% 04/02/18, 3.750%, 04/02/2018	734,852	0.7
1,000,000	General Mls, 4.150%, 04/02/2018	999,777	0.9
1,357,000	Hewlett Packard, 2.980%, 04/03/2018	1,356,672	1.3
1,100,000	Mondelez Intl, 2.480%, 04/25/2018	1,098,155	1.0
1,000,000	National Grid, 2.490%, 04/26/2018	998,249	0.9
2,000,000	Pacific Gas+Elec, 4.260%, 04/02/2018	1,999,543	1.9
988,000	Schlumberger, 2.500%, 06/18/2018	982,736	0.9
250,000	Tyson, 2.470%, 04/24/2018	249,599	0.2
687,000	Tyson Food, 2.860%, 04/06/2018	686,681	0.7
871,000	Virginia Electric Power, 2.510%, 04/10/2018	870,409	0.8
		9,976,673	9.3

		Securities Lending Collateral(3): 2.9%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $1,000,197, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,020,000, due 03/31/18-02/20/68)	1,000,000	0.9
1,000,000	Citigroup, Inc., Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $1,000,199, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 05/15/18-10/20/67)	1,000,000	1.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateral(3): (continued)
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $1,000,198, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 04/30/18-12/01/51)	1,000,000	0.9
42,599	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $42,607, collateralized by various U.S. Government Securities, 0.000%-6.000%, Market Value plus accrued interest $43,451, due 10/31/23-09/09/49)	42,599	0.1
		3,042,599	2.9

	Total Short-Term Investments
	(Cost $13,021,607)	13,019,272	12.2

	Total Investments in Securities (Cost $107,392,953)	$108,034,980	101.5
	Liabilities in Excess of Other Assets	(1,587,823)	(1.5)
	Net Assets	$106,447,157	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

11

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 26.7%
		Brazil: 3.7%
1,000,000	(1)	Banco do Brasil SA/Cayman, 4.625%, 01/15/2025	976,500	0.6
750,000	(1)	Banco Nacional de Desenvolvimento Economico e Social, 4.750%, 05/09/2024	749,760	0.4
500,000	(1)	Klabin Finance SA, 4.875%, 09/19/2027	481,875	0.3
1,250,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	1,211,412	0.7
750,000		Petrobras Global Finance BV, 7.250%, 03/17/2044	766,875	0.4
1,000,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	1,084,500	0.6
1,000,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	1,176,290	0.7
			6,447,212	3.7

		Chile: 4.2%
1,500,000	(1)	Corp Nacional del Cobre de Chile, 4.250%, 07/17/2042	1,471,829	0.9
1,250,000	(1)	Corp Nacional del Cobre de Chile, 4.500%, 08/01/2047	1,265,475	0.7
2,000,000	(1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	1,927,721	1.1
750,000	(1),(2)	Empresa Nacional del Petroleo, 4.500%, 09/14/2047	700,875	0.4
500,000		Enel Americas SA, 4.000%, 10/25/2026	489,830	0.3
1,500,000	(1)	SACI Falabella, 3.750%, 10/30/2027	1,426,050	0.8
			7,281,780	4.2

		China: 0.7%
1,300,000	(1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	1,245,756	0.7

		Croatia: 0.6%
975,000	(1)	Hrvatska Elektroprivreda, 5.875%, 10/23/2022	1,050,563	0.6

		Georgia: 0.6%
1,000,000	(1)	Georgian Oil and Gas Corp. JSC, 6.750%, 04/26/2021	1,040,840	0.6

		Indonesia: 2.7%
750,000		Pertamina Persero PT, 4.300%, 05/20/2023	757,682	0.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Indonesia: (continued)
1,250,000		Pertamina Persero PT, 5.625%, 05/20/2043	1,284,749	0.8
750,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	722,972	0.4
2,000,000	(1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	1,927,927	1.1
			4,693,330	2.7

		Israel: 0.2%
400,000		Israel Electric Corp. Ltd., 4.250%, 08/14/2028	393,172	0.2

		Kazakhstan: 0.6%
1,000,000		KazMunayGas National Co. JSC, 5.750%, 04/19/2047	986,326	0.6

		Mexico: 7.7%
1,000,000	(1)	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 3.800%, 08/11/2026	983,750	0.6
2,000,000	(1)	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	2,020,000	1.2
500,000	(1)	Cemex SAB de CV, 7.750%, 04/16/2026	552,100	0.3
1,000,000	(1)	Comision Federal de Electricidad, 4.750%, 02/23/2027	1,006,250	0.6
1,000,000	(1)	Mexico City Airport Trust, 4.250%, 10/31/2026	965,750	0.5
500,000	(1)	Mexico City Airport Trust, 5.500%, 10/31/2046	458,100	0.3
1,000,000	(1)	Mexico City Airport Trust, 5.500%, 07/31/2047	917,500	0.5
1,500,000		Petroleos Mexicanos, 4.500%, 01/23/2026	1,458,000	0.8
471,000		Petroleos Mexicanos, 4.875%, 01/18/2024	479,007	0.3
500,000		Petroleos Mexicanos, 5.500%, 06/27/2044	446,500	0.3
1,000,000		Petroleos Mexicanos, 6.500%, 03/13/2027	1,069,250	0.6
750,000		Petroleos Mexicanos, 6.750%, 09/21/2047	760,785	0.4
2,000,000		Petroleos Mexicanos, 6.875%, 08/04/2026	2,194,600	1.3
			13,311,592	7.7

		Panama: 0.6%
1,000,000	(1)	Autoridad del Canal de Panama, 4.950%, 07/29/2035	1,077,500	0.6

		Peru: 1.4%
500,000	(1)	Cerro del Aguila SA, 4.125%, 08/16/2027	478,750	0.3
1,000,000		Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	982,500	0.5

See Accompanying Notes to Financial Statements

12

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Peru: (continued)
1,000,000	(1)	Petroleos del Peru SA, 5.625%, 06/19/2047	1,000,250	0.6
			2,461,500	1.4

		Russia: 2.5%
750,000		Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/2023	805,032	0.4
1,700,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	1,690,035	1.0
300,000	(1)	Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	298,241	0.2
1,500,000		Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022	1,596,533	0.9
			4,389,841	2.5

		South Africa: 0.3%
500,000	(1)	Transnet SOC Ltd., 4.000%, 07/26/2022	488,604	0.3

		Trinidad And Tobago: 0.2%
281,250		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/2022	284,063	0.2

		Turkey: 0.2%
250,000	(1)	Turkiye Is Bankasi AS, 6.125%, 04/25/2024	243,839	0.2

		Venezuela: 0.5%
1,000,000	(3)	Petroleos de Venezuela SA, 9.000%, 11/17/2021	322,500	0.2
1,750,000	(3)	Petroleos de Venezuela SA, 9.750%, 05/17/2035	541,625	0.3
			864,125	0.5

	Total Corporate Bonds/Notes
	(Cost $47,090,384)		46,260,043	26.7

U.S. TREASURY OBLIGATIONS: 0.0%
		U.S. Treasury Notes: 0.0%
18,000		1.750%, 01/31/2023	17,337	0.0

	Total U.S. Treasury Obligations
	(Cost $18,000)		17,337	0.0

FOREIGN GOVERNMENT BONDS: 67.4%
		Angola: 0.3%
500,000	(1)	Angolan Government International Bond, 9.500%, 11/12/2025	566,800	0.3

		Argentina: 5.7%
2,000,000	(2)	Argentine Republic Government International Bond, 6.625%, 07/06/2028	1,990,000	1.2
2,750,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	2,807,750	1.6
1,500,000		Argentine Republic Government International Bond, 7.125%, 07/06/2036	1,447,500	0.8

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Argentina: (continued)
700,000		Argentine Republic Government International Bond, 7.125%, 06/28/2117	646,800	0.4
2,000,000		Argentine Republic Government International Bond, 7.500%, 04/22/2026	2,141,000	1.2
701,019	(3)	Argentine Republic Government International Bond, 8.280%, 12/31/2033	771,121	0.5
			9,804,171	5.7

		Armenia: 0.5%
751,000	(1)	Republic of Armenia International Bond, 6.000%, 09/30/2020	779,388	0.5

		Azerbaijan: 0.3%
500,000		Republic of Azerbaijan, 4.750%, 03/18/2024	504,263	0.3

		Belarus: 0.4%
700,000		Republic of Belarus, 6.200%, 02/28/2030	693,893	0.4

		Brazil: 1.4%
2,500,000		Brazilian Government International Bond, 2.625%, 01/05/2023	2,377,500	1.4

		Chile: 0.9%
1,500,000		Chile Government International Bond, 3.860%, 06/21/2047	1,465,500	0.9

		Colombia: 2.6%
400,000		Colombia Government International Bond, 2.625%, 03/15/2023	383,150	0.2
1,750,000		Colombia Government International Bond, 5.000%, 06/15/2045	1,778,437	1.0
500,000		Colombia Government International Bond, 6.125%, 01/18/2041	577,500	0.3
1,500,000		Colombia Government International Bond, 8.125%, 05/21/2024	1,839,375	1.1
			4,578,462	2.6

		Costa Rica: 0.9%
1,100,000	(1)	Costa Rica Government International Bond, 4.250%, 01/26/2023	1,060,950	0.6
600,000	(1)	Costa Rica Government International Bond, 5.625%, 04/30/2043	543,330	0.3
			1,604,280	0.9

		Croatia: 1.6%
2,025,000		Croatia Government International Bond, 5.500%, 04/04/2023	2,175,777	1.3

See Accompanying Notes to Financial Statements

13

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Croatia: (continued)
	500,000	(1)	Croatia Government International Bond, 5.500%, 04/04/2023	537,229	0.3
				2,713,006	1.6

			Dominican Republic: 2.8%
	1,500,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/2025	1,547,190	0.9
	750,000		Dominican Republic International Bond, 5.875%, 04/18/2024	789,720	0.4
	750,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	816,870	0.5
	1,500,000	(1)	Dominican Republic International Bond, 6.875%, 01/29/2026	1,667,715	1.0
				4,821,495	2.8

			Ecuador: 2.3%
	1,000,000		Ecuador Government International Bond, 10.750%, 03/28/2022	1,097,750	0.6
	2,000,000		Republic of Ecuador, 7.875%, 01/23/2028	1,932,900	1.1
	1,000,000		Republic of Ecuador, 8.875%, 10/23/2027	1,021,450	0.6
				4,052,100	2.3

			Egypt: 2.1%
	750,000	(1)	Egypt Government International Bond, 5.875%, 06/11/2025	755,392	0.4
	1,000,000		Egypt Government International Bond, 6.125%, 01/31/2022	1,036,614	0.6
	1,000,000		Egypt Government International Bond, 7.500%, 01/31/2027	1,084,667	0.6
	700,000		Egypt Government International Bond, 8.500%, 01/31/2047	782,124	0.5
				3,658,797	2.1

			El Salvador: 0.6%
	1,000,000	(1),(2)	El Salvador Government International Bond, 6.375%, 01/18/2027	988,750	0.6

			Gabon: 0.3%
	500,000	(1)	Gabonese Republic, 6.375%, 12/12/2024	497,662	0.3

			Ghana: 0.2%
	300,000	(1),(2)	Ghana Government International Bond, 9.250%, 09/15/2022	342,578	0.2

			Honduras: 0.6%
	1,000,000		Honduras Government International Bond, 6.250%, 01/19/2027	1,061,970	0.6

			Hungary: 2.4%
EUR	500,000		Hungary Government International Bond, 1.750%, 10/10/2027	628,647	0.3

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Hungary: (continued)
1,250,000		Hungary Government International Bond, 5.375%, 02/21/2023	1,351,500	0.8
500,000		Hungary Government International Bond, 7.625%, 03/29/2041	723,160	0.4
1,500,000	(1)	Magyar Export-Import Bank Zrt, 4.000%, 01/30/2020	1,518,005	0.9
			4,221,312	2.4

		Indonesia: 4.0%
500,000	(1)	Indonesia Government International Bond, 4.125%, 01/15/2025	504,922	0.3
1,250,000		Indonesia Government International Bond, 5.250%, 01/17/2042	1,318,168	0.7
1,700,000		Indonesia Government International Bond, 8.500%, 10/12/2035	2,417,395	1.4
1,000,000		Indonesia Eximbank, 3.875%, 04/06/2024	984,140	0.6
1,750,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	1,734,687	1.0
			6,959,312	4.0

		Ivory Coast: 1.3%
2,315,250	(4)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	2,232,174	1.3

		Jamaica: 1.5%
1,750,000		Jamaica Government International Bond, 6.750%, 04/28/2028	1,949,062	1.1
500,000		Jamaica Government International Bond, 8.000%, 03/15/2039	599,375	0.4
			2,548,437	1.5

		Kazakhstan: 1.8%
750,000	(1)	KazAgro National Management Holding JSC, 4.625%, 05/24/2023	747,947	0.4
2,000,000	(1)	Kazakhstan Government International Bond, 6.500%, 07/21/2045	2,420,378	1.4
			3,168,325	1.8

		Kenya: 0.9%
500,000	(1)	Kenya Government International Bond, 6.875%, 06/24/2024	523,463	0.3
500,000		Republic of Kenya, 7.250%, 02/28/2028	523,700	0.3
500,000		Republic of Kenya, 8.250%, 02/28/2048	536,338	0.3
			1,583,501	0.9

		Lebanon: 2.5%
2,470,000	(2)	Lebanon Government International Bond, 6.100%, 10/04/2022	2,434,975	1.4

See Accompanying Notes to Financial Statements

14

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Lebanon: (continued)
2,000,000		Lebanon Government International Bond, 6.850%, 03/23/2027	1,940,400	1.1
			4,375,375	2.5

		Mexico: 1.1%
1,000,000	(2)	Mexico Government International Bond, 4.000%, 10/02/2023	1,025,875	0.6
1,000,000		Mexico Government International Bond, 4.350%, 01/15/2047	916,380	0.5
			1,942,255	1.1

		Morocco: 1.0%
1,500,000		Morocco Government International Bond, 4.250%, 12/11/2022	1,533,711	0.9
250,000	(1)	Morocco Government International Bond, 5.500%, 12/11/2042	266,710	0.1
			1,800,421	1.0

		Namibia: 0.6%
1,000,000		Namibia International Bonds, 5.500%, 11/03/2021	1,033,225	0.6

		Nigeria: 1.5%
1,500,000		Nigeria Government International Bond, 6.500%, 11/28/2027	1,523,145	0.9
550,000		Nigeria Government International Bond, 7.875%, 02/16/2032	600,171	0.3
500,000		Republic of Nigeria, 7.696%, 02/23/2038	527,365	0.3
			2,650,681	1.5

		Oman: 0.7%
500,000	(1)	Oman Government International Bond, 5.375%, 03/08/2027	488,370	0.3
750,000	(1)	Oman Government International Bond, 6.500%, 03/08/2047	710,250	0.4
			1,198,620	0.7

		Pakistan: 0.6%
1,000,000		Third Pakistan International Sukuk, 5.500%, 10/13/2021	984,453	0.6

		Panama: 2.4%
1,000,000		Panama Government International Bond, 3.875%, 03/17/2028	1,010,000	0.6
1,000,000		Panama Government International Bond, 4.000%, 09/22/2024	1,029,000	0.6
600,000		Panama Government International Bond, 4.300%, 04/29/2053	591,000	0.3
1,250,000		Panama Government International Bond, 6.700%, 01/26/2036	1,584,375	0.9
			4,214,375	2.4

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Paraguay: 1.2%
	1,000,000		Paraguay Government International Bond, 5.600%, 03/13/2048	1,020,000	0.6
	1,100,000		Republic of Paraguay, 4.625%, 01/25/2023	1,134,980	0.6
				2,154,980	1.2

			Peru: 0.6%
	861,000		Peruvian Government International Bond, 5.625%, 11/18/2050	1,037,505	0.6

			Philippines: 1.3%
	750,000		Philippine Government International Bond, 6.375%, 01/15/2032	939,628	0.5
	1,000,000		Philippine Government International Bond, 7.750%, 01/14/2031	1,372,598	0.8
				2,312,226	1.3

			Poland: 2.1%
	750,000		Republic of Poland Government International Bond, 3.000%, 03/17/2023	743,869	0.5
	1,750,000		Republic of Poland Government International Bond, 3.250%, 04/06/2026	1,738,398	1.0
	1,000,000		Republic of Poland Government International Bond, 5.125%, 04/21/2021	1,063,700	0.6
				3,545,967	2.1

			Romania: 1.3%
EUR	200,000		Romanian Government International Bond, 3.375%, 02/08/2038	246,701	0.2
	500,000	(1)	Romanian Government International Bond, 4.375%, 08/22/2023	514,455	0.3
	1,310,000		Romanian Government International Bond, 6.750%, 02/07/2022	1,457,427	0.8
				2,218,583	1.3

			Russia: 2.4%
	1,000,000		Russia Government Bond, 5.625%, 04/04/2042	1,076,055	0.6
	1,000,000		Russian Federal Bond, 5.250%, 06/23/2047	1,000,650	0.6
	2,000,000		Russian Foreign Bond - Eurobond, 4.750%, 05/27/2026	2,069,364	1.2
				4,146,069	2.4

			Senegal: 0.5%
	800,000		Senegal Government International Bond, 6.250%, 05/23/2033	790,400	0.5

See Accompanying Notes to Financial Statements

15

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		South Africa: 1.1%
2,000,000		South Africa Government International Bond, 4.300%, 10/12/2028	1,876,310	1.1

		Sri Lanka: 1.5%
500,000	(1)	Sri Lanka Government International Bond, 5.875%, 07/25/2022	508,091	0.3
2,000,000	(1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	2,061,080	1.2
			2,569,171	1.5

		Tanzania: 0.1%
222,225		Tanzania Government International Bond, 8.241%, (US0003M + 6.000%), 03/09/2020	231,850	0.1

		Turkey: 3.5%
750,000	(1)	Export Credit Bank of Turkey, 4.250%, 09/18/2022	713,687	0.4
1,500,000		Turkey Government International Bond, 4.875%, 10/09/2026	1,416,798	0.8
500,000		Turkey Government International Bond, 5.125%, 02/17/2028	472,947	0.3
750,000		Turkey Government International Bond, 5.750%, 05/11/2047	668,028	0.4
2,500,000		Turkey Government International Bond, 7.375%, 02/05/2025	2,774,697	1.6
			6,046,157	3.5

		Ukraine: 2.6%
700,000	(1)	Ukraine Government International Bond, 4.790%, 05/31/2040	490,285	0.3
1,025,000		Ukraine Government International Bond, 7.375%, 09/25/2032	991,175	0.6
441,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2020	462,942	0.3
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2021	363,020	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2022	362,262	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2023	358,822	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2024	357,068	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2025	355,102	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2026	354,942	0.2

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Ukraine: (continued)
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2027	354,604	0.2
			4,450,222	2.6

		Uruguay: 1.9%
1,750,000		Uruguay Government International Bond, 4.375%, 10/27/2027	1,807,444	1.1
375,000		Uruguay Government International Bond, 4.500%, 08/14/2024	393,394	0.2
500,000		Uruguay Government International Bond, 7.625%, 03/21/2036	682,850	0.4
300,000		Uruguay Government International Bond, 8.000%, 11/18/2022	348,765	0.2
			3,232,453	1.9

		Venezuela: 0.2%
1,250,000	(3)	Venezuela Government International Bond, 9.250%, 09/15/2027	408,375	0.2

		Vietnam: 0.5%
850,000		Vietnam Government International Bond, 6.750%, 01/29/2020	899,493	0.5

		Zambia: 0.8%
750,000	(1)	Zambia Government International Bond, 8.500%, 04/14/2024	785,617	0.5
500,000	(1)	Zambia Government International Bond, 8.970%, 07/30/2027	528,384	0.3
			1,314,001	0.8

	Total Foreign Government Bonds
	(Cost $115,007,219)		116,656,843	67.4

	Total Long-Term Investments
	(Cost $162,115,603)		162,934,223	94.1

SHORT-TERM INVESTMENTS: 8.8%
		Commercial Paper: 4.5%
1,700,000		AutoZone Inc, 2.590%, 04/09/2018	1,698,927	1.0
1,040,000		Consolidated Edison Co, 2.550%, 04/09/2018	1,039,355	0.6
1,600,000		General Mls, 4.150%, 04/02/2018	1,599,644	0.9
1,704,000		Pacific Gas+Elec, 4.260%, 04/02/2018	1,703,611	1.0
1,015,000		Schlumberger, 2.500%, 06/18/2018	1,009,592	0.6
744,000		Virginia Electric Power, 2.510%, 04/10/2018	743,495	0.4
			7,794,624	4.5

See Accompanying Notes to Financial Statements

16

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5): 4.3%
1,767,007	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $1,767,356, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,802,347, due 03/31/18-02/20/68)	1,767,007	1.0
1,767,007	Daiwa Capital Markets, Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $1,767,357, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,802,347, due 04/30/18-12/01/51)	1,767,007	1.0
1,767,007	Jefferies LLC, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $1,767,359, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $1,802,355, due 04/17/18-07/15/32)	1,767,007	1.1
371,639	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $371,712, collateralized by various U.S. Government Securities, 0.000%-6.000%, Market Value plus accrued interest $379,072, due 10/31/23-09/09/49)	371,639	0.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateral(5): (continued)
1,767,007	Nomura Securities, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $1,767,359, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,802,347, due 04/02/18-02/20/68)	1,767,007	1.0
		7,439,667	4.3

	Total Short-Term Investments
	(Cost $15,236,395)	15,234,291	8.8

	Total Investments in Securities (Cost $177,351,998)	$178,168,514	102.9
	Liabilities in Excess of Other Assets	(4,949,756)	(2.9)
	Net Assets	$173,218,758	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Defaulted security
(4)	Step Bond. Interest rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Rate shown is the rate in effect as of March 31, 2018.
(5)	Represents securities purchased with cash collateral received for securities on loan.

EUR	EU Euro

Reference Rate Abbreviations:

US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

17

Voya Emerging Markets Local Currency Debt Fund	PORTFOLIO OF INVESTMENTS As of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.5%
		United States: 0.5%
MXN	11,000,000	General Electric Co., 8.500%, 04/06/2018	605,088	0.5

		Total Corporate Bonds/Notes
		(Cost $754,966)	605,088	0.5

FOREIGN GOVERNMENT BONDS: 82.7%
		Argentina: 0.8%
ARS	9,200,000	Republic of Argentina, 18.200%, 10/03/2021	457,640	0.4
ARS	7,500,000	Republic of Argentina, 21.200%, 09/19/2018	367,360	0.3
ARS	2,936,000	Argentine Bonos del Tesoro, 21.200%, 09/19/2018	144,435	0.1
			969,435	0.8

		Brazil: 9.1%
BRL	5,176,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	1,620,009	1.4
BRL	266,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	82,556	0.0
BRL	12,876,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2021	4,096,407	3.5
BRL	8,089,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	2,558,740	2.2
BRL	7,446,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2025	2,339,831	2.0
			10,697,543	9.1

		Chile: 3.1%
CLP	500,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	835,610	0.7
CLP	880,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	1,465,105	1.2
CLP	815,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	1,353,614	1.2
			3,654,329	3.1

		Colombia: 8.0%
COP	3,743,500,000	Colombian TES, 6.000%, 04/28/2028	1,294,823	1.1
COP	11,700,000,000	Colombian TES, 7.000%, 05/04/2022	4,415,010	3.8

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Colombia: (continued)
COP	4,332,000,000	Colombian TES, 7.500%, 08/26/2026	1,670,719	1.4
COP	4,971,000,000	Colombian TES, 11.000%, 07/24/2020	2,010,306	1.7
			9,390,858	8.0

		Czech Republic: 0.9%
CZK	21,090,000	Czech Republic Government Bond, 2.500%, 08/25/2028	1,085,296	0.9

		Hungary: 3.6%
HUF	184,860,000	Hungary Government Bond, 3.000%, 10/27/2027	767,120	0.7
HUF	160,710,000	Hungary Government Bond, 5.500%, 06/24/2025	784,303	0.7
HUF	260,060,000	Hungary Government Bond, 6.000%, 11/24/2023	1,276,275	1.1
HUF	273,000,000	Hungary Government Bond, 7.000%, 06/24/2022	1,336,801	1.1
			4,164,499	3.6

		Indonesia: 10.6%
IDR	31,781,000,000	Indonesia Treasury Bond, 7.000%, 05/15/2027	2,353,421	2.0
IDR	12,700,000,000	Indonesia Treasury Bond, 7.500%, 08/15/2032	946,677	0.8
IDR	7,878,000,000	Indonesia Treasury Bond, 7.500%, 05/15/2038	579,942	0.5
IDR	17,300,000,000	Indonesia Treasury Bond, 7.000%, 05/15/2022	1,305,715	1.1
IDR	13,970,000,000	Indonesia Treasury Bond, 8.250%, 07/15/2021	1,083,201	0.9
IDR	15,000,000,000	Indonesia Treasury Bond, 8.250%, 06/15/2032	1,191,720	1.0
IDR	17,087,000,000	Indonesia Treasury Bond, 8.375%, 03/15/2024	1,355,970	1.2
IDR	18,137,000,000	Indonesia Treasury Bond, 8.375%, 03/15/2034	1,435,942	1.2
IDR	16,000,000,000	Indonesia Treasury Bond, 9.000%, 03/15/2029	1,337,176	1.2
IDR	9,481,000,000	Indonesia Treasury Bond, 11.000%, 09/15/2025	859,630	0.7
			12,449,394	10.6

		Malaysia: 4.8%
MYR	5,197,000	Malaysia Government Bond, 3.899%, 11/16/2027	1,338,096	1.1
MYR	3,523,000	Malaysia Government Bond, 3.480%, 03/15/2023	899,334	0.8

See Accompanying Notes to Financial Statements

18

Voya Emerging Markets Local Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Malaysia: (continued)
MYR	11,149,000		Malaysia Government Bond, 3.955%, 09/15/2025	2,883,613	2.5
MYR	2,000,000		Malaysia Government Bond, 4.181%, 07/15/2024	525,098	0.4
				5,646,141	4.8

			Mexico: 4.6%
MXN	12,051,000		Mexican Bonos, 6.500%, 06/10/2021	649,866	0.5
MXN	28,549,000		Mexican Bonos, 7.750%, 05/29/2031	1,608,433	1.4
MXN	19,000,000		Mexican Bonos, 8.500%, 11/18/2038	1,142,536	1.0
MXN	31,118,400		Mexican Bonos, 10.000%, 12/05/2024	1,965,320	1.7
				5,366,155	4.6

			Peru: 3.2%
PEN	1,516,000	(1)	Peru Government Bond, 6.150%, 08/12/2032	518,830	0.4
PEN	1,300,000		Peru Government Bond, 6.900%, 08/12/2037	465,208	0.4
PEN	1,797,000		Peru Government Bond, 6.900%, 08/12/2037	643,060	0.6
PEN	1,200,000		Peru Government Bond, 8.200%, 08/12/2026	464,279	0.4
PEN	4,650,000		Peruvian Government International Bond, 6.350%, 08/12/2028	1,619,735	1.4
				3,711,112	3.2

			Poland: 3.5%
PLN	2,727,000		Republic of Poland Government Bond, 2.500%, 07/25/2026	768,155	0.6
PLN	4,625,000		Republic of Poland Government Bond, 3.250%, 07/25/2025	1,384,291	1.2
PLN	6,200,000		Republic of Poland Government Bond, 4.000%, 10/25/2023	1,951,294	1.7
				4,103,740	3.5

			Romania: 2.7%
RON	11,150,000	(2)	Romania Government Bond, 5.850%, 04/26/2023	3,187,455	2.7

			Russia: 8.3%
RUB	118,780,000		Russian Federal Bond - OFZ, 7.050%, 01/19/2028	2,090,466	1.8
RUB	202,632,000		Russian Federal Bond - OFZ, 7.000%, 08/16/2023	3,621,997	3.1
RUB	102,964,000		Russian Federal Bond - OFZ, 7.750%, 09/16/2026	1,903,345	1.6
RUB	115,420,000		Russian Federal Bond - OFZ, 8.150%, 02/03/2027	2,187,303	1.8
				9,803,111	8.3

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		South Africa: 6.0%
ZAR	15,303,122	Republic of South Africa Government Bond, 6.250%, 03/31/2036	1,007,846	0.9
ZAR	17,980,000	Republic of South Africa Government Bond, 8.000%, 01/31/2030	1,478,950	1.3
ZAR	25,439,000	Republic of South Africa Government Bond, 8.500%, 01/31/2037	2,093,960	1.8
ZAR	3,345,000	Republic of South Africa Government Bond, 8.750%, 02/28/2048	279,340	0.2
ZAR	16,235,000	Republic of South Africa Government Bond, 9.000%, 01/31/2040	1,388,848	1.2
ZAR	7,793,000	Republic of South Africa Government Bond, 10.500%, 12/21/2026	761,609	0.6
			7,010,553	6.0

		Supranational: 3.1%
ZAR	6,900,000	European Investment Bank, 8.125%, 12/21/2026	581,450	0.5
ZAR	3,750,000	European Investment Bank, 8.375%, 07/29/2022	325,284	0.3
ZAR	6,190,000	European Investment Bank, 8.500%, 09/17/2024	537,071	0.5
TRY	2,000,000	European Investment Bank, 9.125%, 10/07/2020	461,328	0.4
ZAR	12,460,000	European Investment Bank, 9.000%, 03/31/2021	1,097,290	0.9
ZAR	7,500,000	Nordic Investment Bank, 7.000%, 09/25/2018	631,644	0.5
			3,634,067	3.1

		Thailand: 4.7%
THB	41,440,000	Thailand Government Bond, 2.125%, 12/17/2026	1,295,720	1.1
THB	17,221,000	Thailand Government Bond, 3.650%, 06/20/2031	595,467	0.5
THB	35,755,000	Thailand Government Bond, 3.850%, 12/12/2025	1,269,477	1.1
THB	62,280,000	Thailand Government Bond, 4.875%, 06/22/2029	2,412,953	2.0
			5,573,617	4.7

		Turkey: 5.4%
TRY	1,467,000	Turkey Government Bond, 7.100%, 03/08/2023	294,865	0.2

See Accompanying Notes to Financial Statements

19

Voya Emerging Markets Local Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Turkey: (continued)
TRY	4,665,000	Turkey Government Bond, 8.000%, 03/12/2025	944,753	0.8
TRY	3,831,000	Turkey Government Bond, 8.500%, 07/10/2019	913,981	0.8
TRY	1,445,000	Turkey Government Bond, 8.800%, 09/27/2023	307,657	0.3
TRY	2,242,000	Turkey Government Bond, 9.000%, 07/24/2024	484,735	0.4
TRY	1,082,000	Turkey Government Bond, 9.200%, 09/22/2021	242,437	0.2
TRY	10,000,000	Turkey Government Bond, 9.500%, 01/12/2022	2,250,780	1.9
TRY	2,020,000	Turkey Government Bond, 10.500%, 01/15/2020	487,810	0.4
TRY	1,987,000	Turkey Government Bond, 10.600%, 02/11/2026	457,051	0.4
			6,384,069	5.4

		Uruguay: 0.3%
UYU	10,000,000	Uruguay Government International Bond, 9.875%, 06/20/2022	356,560	0.3

		Total Foreign Government Bonds
		(Cost $98,024,904)	97,187,934	82.7

		Total Long-Term Investments
		(Cost $98,779,870)	97,793,022	83.2

SHORT-TERM INVESTMENTS: 14.6%
		Commercial Paper: 13.9%
	1,000,000	Auto Zone, 3.120%, 04/04/2018	999,663	0.8
	1,150,000	AutoZone Inc, 2.590%, 04/09/2018	1,149,274	1.0
	291,000	Berkshire Hathaway, 2.610%, 04/10/2018	290,795	0.2
	1,150,000	Consolidated Edison Co, 2.550%, 04/09/2018	1,149,287	1.0
	1,000,000	General Mls, 4.150%, 04/02/2018	999,777	0.9
	1,712,000	Hewlett Packard, 2.980%, 04/03/2018	1,711,586	1.5
	775,000	Kellogg Co, 3.460%, 04/03/2018	774,783	0.7
	1,101,000	Marriott International, 2.480%, 04/25/2018	1,099,153	0.9
	1,200,000	Mondelez Intl, 2.480%, 04/25/2018	1,197,987	1.0
	1,000,000	National Grid, 2.490%, 04/26/2018	998,249	0.8
	4,216,000	Pacific Gas+Elec, 4.260%, 04/02/2018	4,215,036	3.6
	400,000	Tyson, 2.470%, 04/24/2018	399,358	0.3
	251,000	Tyson Food, 2.860%, 04/06/2018	250,884	0.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper: (continued)
1,192,000	Virginia Electric Power, 2.510%, 04/10/2018	1,191,191	1.0
		16,427,023	13.9

		Securities Lending Collateral(3): 0.7%
815,423	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $815,584, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $831,731, due 03/31/18-02/20/68)
	(Cost $815,423)	815,423	0.7

	Total Short-Term Investments
	(Cost $17,244,550)	17,242,447	14.6

	Total Investments in Securities (Cost $116,024,420)	$115,035,468	97.8
	Assets in Excess of Other Liabilities	2,527,799	2.2
	Net Assets	$117,563,267	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish New Lira
UYU	Uruguayan Peso Uruguayo
ZAR	South African Rand

See Accompanying Notes to Financial Statements

20

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
		Cayman Islands: 0.0%
1	(1) Ambac LSNI LLC, 6.811%, (US0003M + 5.000%), 02/12/2023	1	0.0

	Total Corporate Bonds/Notes
	(Cost $1)	1	0.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 25.6%
	United States: 25.6%
937,163	Alternative Loan Trust 2004-32CB 2A2, 2.272%, (US0001M + 0.400%), 02/25/2035	894,452	0.3
906,008	Alternative Loan Trust 2004-J7 MI, 2.892%, (US0001M + 1.020%), 10/25/2034	814,637	0.2
4,066,349	Alternative Loan Trust 2005-10CB 1A1, 2.372%, (US0001M + 0.500%), 05/25/2035	3,628,617	1.1
687,207	Alternative Loan Trust 2005-31 1A1, 2.152%, (US0001M + 0.280%), 08/25/2035	653,943	0.2
477,621	Alternative Loan Trust 2005-65CB 1A3, 5.500%, 01/25/2036	443,149	0.1
870,211	Alternative Loan Trust 2005-J2 1A12, 2.272%, (US0001M + 0.400%), 04/25/2035	773,937	0.2
526,787	Alternative Loan Trust 2006-19CB A12, 2.272%, (US0001M + 0.400%), 08/25/2036	389,118	0.1
1,038,141	Alternative Loan Trust 2006-20CB A9, 6.000%, 07/25/2036	802,755	0.2
735,045	Alternative Loan Trust 2007-18CB 1A7, 2.342%, (US0001M + 0.470%), 08/25/2037	474,430	0.1
2,037,479	Alternative Loan Trust 2007-OA4 A1, 2.042%, (US0001M + 0.170%), 05/25/2047	1,849,671	0.5
505,300	Bear Stearns ALT-A Trust 2005-10 21A1, 3.419%, 01/25/2036	482,069	0.1
377,925	Bear Stearns ALT-A Trust 2005-4 23A1, 3.688%, 05/25/2035	381,497	0.1
690,532	Bear Stearns ALT-A Trust 2005-7 21A1, 3.684%, 09/25/2035	702,395	0.2
2,542,147	Bear Stearns ALT-A Trust 2005-9 26A1, 3.562%, 11/25/2035	2,134,082	0.6

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
360,230	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.172%, (US0001M + 4.300%), 07/25/2025	366,699	0.1
324,572		Chase Mortgage Finance Trust Series 2006-A1 2A3, 3.652%, 09/25/2036	326,013	0.1
248,337		Chase Mortgage Finance Trust Series 2007-A1 1A2, 3.714%, 02/25/2037	244,462	0.1
697,630		CHL Mortgage Pass-Through Trust 2004-22 A3, 3.491%, 11/25/2034	696,273	0.2
930,655		CHL Mortgage Pass-Through Trust 2006-1 A2, 6.000%, 03/25/2036	809,652	0.2
733,539		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	649,563	0.2
697,548		Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.589%, 03/25/2036	655,403	0.2
350,555		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.465%, 09/25/2037	331,659	0.1
1,301,783	(1)	Citigroup Mortgage Loan Trust 2013-7 2A2, 3.464%, 08/25/2036	1,262,924	0.4
1,764,461		Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	1,808,463	0.5
327,550		CitiMortgage Alternative Loan Trust Series 2007-A6 1A10, 6.000%, 06/25/2037	320,029	0.1
600,000	(1)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	601,468	0.2
513,100	(1)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.314%, 06/27/2037	520,848	0.1
3,863,424		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.088%, (US0001M + 0.280%), 08/19/2045	3,374,424	1.0
1,100,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.122%, (US0001M + 4.250%), 04/25/2029	1,248,080	0.4
3,000,000		Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.322%, (US0001M + 4.450%), 01/25/2029	3,356,611	1.0
900,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.522%, (US0001M + 3.650%), 09/25/2029	980,306	0.3

See Accompanying Notes to Financial Statements

21

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
1,000,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.722%, (US0001M + 2.850%), 11/25/2029	1,042,442	0.3
900,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.072%, (US0001M + 2.200%), 01/25/2030	912,589	0.3
1,200,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.272%, (US0001M + 2.400%), 05/25/2030	1,219,270	0.4
1,500,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.372%, (US0001M + 2.500%), 05/25/2030	1,524,950	0.4
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.572%, (US0001M + 4.700%), 04/25/2028	598,273	0.2
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 6.672%, (US0001M + 4.800%), 05/25/2028	584,981	0.2
3,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3 M3, 6.872%, (US0001M + 5.000%), 12/25/2028	3,498,249	1.0
1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.372%, (US0001M + 2.500%), 03/25/2030	1,231,551	0.4
2,700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.222%, (US0001M + 2.350%), 04/25/2030	2,737,217	0.8
1,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.672%, (US0001M + 1.800%), 07/25/2030	1,090,059	0.3
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.154%, (US0001M + 2.300%), 09/25/2030	1,000,701	0.3
219,824	GSR Mortgage Loan Trust 2005-AR5 2A3, 3.644%, 10/25/2035	190,845	0.0
669,521	GSR Mortgage Loan Trust 2006-AR1 2A1, 3.658%, 01/25/2036	664,408	0.2
1,142,071	HarborView Mortgage Loan Trust 2006-14 2A1A, 1.958%, (US0001M + 0.150%), 01/25/2047	1,070,822	0.3
1,562,041	HarborView Mortgage Loan Trust 2007-5 A1A, 1.998%, (US0001M + 0.190%), 09/19/2037	1,460,212	0.4

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
5,023,327		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.082%, (US0001M + 0.210%), 02/25/2046	4,303,595	1.3
534,667	(1)	Jefferies Resecuritization Trust 2009-R6 1A2, 3.652%, 03/26/2036	524,048	0.1
934,154		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	843,671	0.2
287,045		JP Morgan Mortgage Trust 2007-A3 1A1, 3.985%, 05/25/2037	275,524	0.1
1,557,093		JP Morgan Mortgage Trust 2007-S1 2A22, 5.750%, 03/25/2037	1,230,084	0.4
1,488,354	(1)	JP Morgan Mortgage Trust 2017-4 B1, 3.977%, 11/25/2048	1,476,283	0.4
1,488,354	(1)	JP Morgan Mortgage Trust 2017-4 B2, 3.977%, 11/25/2048	1,457,247	0.4
565,557		Lehman XS Trust Series 2005-5N 3A1B, 2.283%, (12MTA + 1.000%), 11/25/2035	560,642	0.2
268,991		Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 2.252%, (US0001M + 0.380%), 08/25/2035	267,013	0.1
203,411		Merrill Lynch Mortgage Investors Trust Series MLMI 2005-A2 A3, 3.525%, 02/25/2035	201,705	0.1
321,503		Morgan Stanley Mortgage Loan Trust 2005-10 4A1, 5.500%, 12/25/2035	302,137	0.1
900,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 3.072%, (US0001M + 1.200%), 09/25/2035	831,503	0.2
293,829		Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 3.737%, 03/25/2035	290,061	0.1
5,314,930	(2)	TBW Mortgage-Backed Trust 2006-6 A5B, 6.040%, 01/25/2037	2,595,260	0.8
6,153,488		TBW Mortgage-Backed Trust 2007-2 A1A, 5.965%, 07/25/2037	3,824,301	1.1
800,000	(1),(2)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	798,212	0.2
464,486		Wachovia Mortgage Loan LLC Series 2005-B 2A1, 3.683%, 10/20/2035	467,549	0.1
602,589		Wachovia Mortgage Loan LLC Series 2005-B 2A2, 3.683%, 10/20/2035	599,493	0.2

See Accompanying Notes to Financial Statements

22

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
2,225,866	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 3.324%, 09/25/2035	2,256,219	0.7
809,251	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.362%, (US0001M + 0.490%), 10/25/2045	799,835	0.2
609,186	WaMu Mortgage Pass-Through Certificates Series 2005-AR16 1A1, 3.392%, 12/25/2035	594,571	0.2
916,153	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 1A1, 3.273%, 09/25/2036	891,849	0.3
566,300	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.021%, 11/25/2036	543,798	0.2
1,513,331	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 1A1, 3.036%, 12/25/2036	1,453,881	0.4
875,924	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.067%, 12/25/2036	796,251	0.2
581,228	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 2A3, 3.368%, 02/25/2037	566,977	0.2
909,052	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 3A2, 3.316%, 02/25/2037	875,921	0.3
632,537	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.254%, 12/25/2036	609,387	0.2
747,081	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	713,962	0.2
469,856	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-7 1A4, 5.500%, 09/25/2035	445,329	0.1
980,163	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	942,058	0.3
988,733	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.102%, (US0001M + 0.230%), 01/25/2047	909,735	0.3
373,212	Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	353,903	0.1
811,895	Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/2036	819,594	0.2

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
295,213		Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.153%, 04/25/2036	275,680	0.1
374,708		Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 3.410%, 05/25/2036	382,475	0.1
1,645,201		Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 3.714%, 12/28/2037	1,604,979	0.5
67,037	(1)	Wells Fargo Mortgage Backed Securities 2008-1R A1, 3.376%, 06/26/2035	67,494	0.0

	Total Collateralized Mortgage Obligations
	(Cost $84,649,728)		87,556,424	25.6

COMMERCIAL MORTGAGE-BACKED SECURITIES: 32.5%
		Cayman Islands: 2.3%
1,000,000	(1)	BXMT 2017-FL1 C Ltd., 3.736%, (US0001M + 1.950%), 06/15/2035	1,008,826	0.3
2,000,000	(1)	BXMT 2017-FL1 D Ltd., 4.486%, (US0001M + 2.700%), 06/15/2035	2,019,546	0.6
4,660,000	(1)	PFP 2017-4 E Ltd., 6.627%, (US0001M + 4.850%), 07/14/2035	4,824,707	1.4
			7,853,079	2.3

		United States: 30.2%
5,680,000	(1)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	3,774,350	1.1
5,680,000	(1),(3)	BANK 2017-BNK4 XE, 1.473%, 05/15/2050	581,831	0.2
2,630,000	(1)	BAMLL Re-REMIC Trust 2016-FRR13 B, 1.990%, 08/27/2045	2,172,724	0.6
230,133		Banc of America Commercial Mortgage Trust 2007-3 B, 5.581%, 06/10/2049	233,161	0.1
2,000,000		Banc of America Commercial Mortgage Trust 2007-3 C, 5.581%, 06/10/2049	2,045,521	0.6
51,500,000	(1),(3)	BBCCRE Trust 2015-GTP XB, 0.215%, 08/10/2033	790,700	0.2
2,000,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.813%, 02/13/2042	2,006,476	0.6
1,840,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.760%, 04/12/2038	1,913,961	0.6
2,257,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.760%, 04/12/2038	2,345,489	0.7

See Accompanying Notes to Financial Statements

23

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
11,991,272	(3)	Citigroup Commercial Mortgage Trust 2016-C3 XA, 1.203%, 11/15/2049	831,077	0.2
1,050,000	(1)	Citigroup Commercial Mortgage Trust 2018-TBR E, 4.577%, (US0001M + 2.800%), 12/15/2036	1,054,866	0.3
737,686		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	763,651	0.2
22,920,144	(3)	COMM 2012-CR3 XA, 1.883%, 10/15/2045	1,595,425	0.5
9,426,414	(3)	COMM 2012-CR5 XA, 1.557%, 12/10/2045	557,359	0.2
13,920,000	(1),(3)	COMM 2014-CR21 XE, 1.416%, 12/10/2047	1,053,822	0.3
1,000,000		COMM 2017-COR2 C, 4.563%, 09/10/2050	1,008,854	0.3
1,002,216		Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 F, 5.100%, 08/15/2038	1,010,961	0.3
17,159,216	(3)	CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.902%, 09/15/2050	849,819	0.2
929,183	(1),(3)	DBUBS 2011-LC1A XA, 0.723%, 11/10/2046	12,858	0.0
4,874,000	(1)	DBJPM 16-C3 E Mortgage Trust, 4.244%, 09/10/2049	3,458,309	1.0
660,000	(1)	DBJPM 16-C3 Mortgage Trust, 3.494%, 09/10/2049	565,083	0.2
6,668,045	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.374%, 02/25/2020	617,290	0.2
27,740,000	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.578%, 12/25/2043	1,700,734	0.5
35,162,669	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.206%, 02/25/2042	3,225,461	0.9
31,549,953	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X1, 1.521%, 10/25/2021	1,372,458	0.4
39,680,000	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X3, 2.578%, 11/25/2041	3,309,129	1.0
31,400,000	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.792%, 12/25/2041	2,612,157	0.8

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
8,050,000	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/2042	891,752	0.3
160,388,405	(1),(3)	FREMF Mortgage Trust 2012-K23 X2B, 0.125%, 10/25/2045	741,508	0.2
5,000,000	(1)	FREMF Mortgage Trust 2012-K706 P, 4.428%, 11/25/2044	4,959,575	1.4
149,082,442	(1),(3)	FREMF Mortgage Trust 2013.K29 X2B, 0.125%, 05/25/2046	793,297	0.2
102,083,932	(1),(3)	GS Mortgage Securities Corp. II 2011-GC3 X, 0.671%, 03/10/2044	1,653,321	0.5
1,000,000	(1)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	953,982	0.3
1,100,000	(1)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	988,843	0.3
3,473,268	(1),(3)	GS Mortgage Securities Trust 2011-GC5 XA, 1.352%, 08/10/2044	125,391	0.0
1,120,000	(1)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	921,488	0.3
1,500,000	(1)	GS Mortgage Securities Trust 2016-GS4 E, 3.803%, 11/10/2049	1,047,393	0.3
2,000,000	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2016-WPT D, 5.527%, (US0001M + 3.750%), 10/15/2033	2,014,167	0.6
20,307,930	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3 XA, 1.002%, 02/15/2046	440,193	0.1
1,733,917	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/2046	1,727,541	0.5
1,500,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.053%, 01/15/2046	1,416,836	0.4
5,000,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	3,824,730	1.1
22,743,183	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.093%, 07/15/2047	828,409	0.2
1,000,000	(1)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.081%, 11/15/2045	972,103	0.3

See Accompanying Notes to Financial Statements

24

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
2,430,121	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/2047	2,407,044	0.7
46,979,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XD, 0.500%, 01/15/2048	1,317,554	0.4
2,000,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	1,962,429	0.6
24,209,724	(1),(3)	LCCM 2017-LC26 XA, 1.485%, 07/12/2050	2,383,399	0.7
1,981,921	(1)	Merrill Lynch Mortgage Trust 2004-BPC1 E, 5.167%, 10/12/2041	1,986,436	0.6
182,255		Morgan Stanley Capital I Trust 2005-T17 B, 4.880%, 12/13/2041	181,043	0.1
170,000		Morgan Stanley Capital I Trust 2005-T19 D, 5.289%, 06/12/2047	173,542	0.0
2,000,000	(1)	Morgan Stanley Capital I Trust 2005-T19 G, 5.589%, 06/12/2047	1,974,724	0.6
300,000	(1)	Morgan Stanley Capital I Trust 2011-C1 E, 5.427%, 09/15/2047	311,800	0.1
2,675,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	2,126,886	0.6
15,555,000	(3)	Morgan Stanley Capital I, Inc. 2017-HR2 XD, 1.499%, 12/15/2050	1,853,938	0.5
1,052,661	(1)	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	1,033,995	0.3
523,828		Wachovia Bank Commercial Mortgage Trust Series 2006-C28 AJ, 5.632%, 10/15/2048	533,049	0.2
7,737,311	(3)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.146%, 12/15/2047	419,459	0.1
4,227,351	(1)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	2,711,086	0.8
16,657,000	(1),(3)	Wells Fargo Commercial Mortgage Trust 2015-C30 XE, 1.247%, 09/15/2058	1,334,312	0.4
16,657,000	(1),(3)	Wells Fargo Commercial Mortgage Trust 2015-C30 XFG, 1.247%, 09/15/2058	1,308,394	0.4
7,790,000	(1),(3)	Wells Fargo Commercial Mortgage Trust 2016-C37 XEF, 1.600%, 12/15/2049	870,894	0.3
9,736,850	(3)	Wells Fargo Commercial Mortgage Trust 2016-NXS5 XA, 1.548%, 01/15/2059	769,046	0.2
35,181,565	(3)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.998%, 10/15/2050	2,359,381	0.7

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
2,500,000	(1)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 3.933%, (US0001M + 2.157%), 12/15/2036	2,498,847	0.7
2,110,000	(1),(4),(5)	Wells Fargo Re-REMIC Trust 2013-FRR1 B706, 0.000%, 12/27/2043	2,026,230	0.6
2,000,000	(1),(4),(5)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	1,523,500	0.4
41,901,609	(1),(3)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.580%, 12/15/2045	2,489,915	0.7
1,422,645	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.279%, 03/15/2048	68,811	0.0
1,000,000		WFRBS Commercial Mortgage Trust 2014-C25 C, 4.324%, 11/15/2047	997,022	0.3
			103,386,791	30.2

	Total Commercial Mortgage-Backed Securities
	(Cost $110,760,538)		111,239,870	32.5

ASSET-BACKED SECURITIES: 34.5%
		Cayman Islands: 13.9%
2,000,000	(1)	Apidos CLO XVII 2014-17A D, 6.481%, (US0003M + 4.750%), 04/17/2026	1,999,998	0.6
2,850,000	(1)	Apidos CLO XVIII 2014-18A D, 6.945%, (US0003M + 5.200%), 07/22/2026	2,860,696	0.8
500,000	(1)	Ares XXIX CLO Ltd. 2014-1A C, 5.222%, (US0003M + 3.500%), 04/17/2026	500,238	0.1
3,000,000	(1)	Ares XXVIII CLO Ltd. 2013-3A DR, 4.981%, (US0003M + 3.250%), 10/17/2024	3,001,119	0.9
2,500,000	(1)	Babson CLO Ltd. 2013-IIA C, 4.984%, (US0003M + 3.250%), 01/18/2025	2,501,330	0.7
1,000,000	(1)	BlueMountain CLO 2013-3A DR, 4.660%, (US0003M + 2.900%), 10/29/2025	1,000,503	0.3
1,800,000	(1)	BlueMountain CLO 2013-3A E, 6.360%, (US0003M + 4.600%), 10/29/2025	1,787,735	0.5
1,500,000	(1)	BlueMountain CLO 2013-4A DR, 4.872%, (US0003M + 3.150%), 04/15/2025	1,500,569	0.4
1,000,000	(1)	BlueMountain CLO 2015-1A D Ltd., 7.172%, (US0003M + 5.450%), 04/13/2027	1,004,168	0.3
3,000,000	(1)	Bowman Park CLO Ltd. 2014-1A E, 7.320%, (US0003M + 5.400%), 11/23/2025	2,999,997	0.9

See Accompanying Notes to Financial Statements

25

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Cayman Islands: (continued)
1,565,000	(1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 4.720%, (US0003M + 3.000%), 10/15/2027	1,569,150	0.5
1,000,000	(1)	LCM L.P. 17A E, 6.472%, (US0003M + 4.750%), 10/15/2026	999,221	0.3
3,000,000	(1)	Madison Park Funding XIII Ltd. 2014-13A DR, 5.009%, (US0003M + 3.270%), 01/19/2025	3,002,154	0.9
3,000,000	(6),(7)	Neuberger Berman CLO XXI Ltd. 2016-21A ER, 7.559% (US0003M +5.200%), 04/20/2027	3,000,000	0.9
3,000,000	(1)	Octagon Investment Partners XVI Ltd. 2013-1A D, 5.081%, (US0003M + 3.350%), 07/17/2025	3,001,290	0.9
1,000,000	(1)	Palmer Square CLO 2013-2A CR Ltd., 5.331%, (US0003M + 3.600%), 10/17/2027	1,006,034	0.3
2,900,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 6.572%, (US0003M + 4.850%), 10/15/2025	2,857,921	0.8
2,750,000	(1)	Palmer Square Loan Funding 2018-1A D Ltd., 6.173%, (US0003M + 3.950%), 04/15/2026	2,749,937	0.8
2,500,000	(1)	Palmer Square Loan Funding 2018-1A E Ltd., 8.123%, (US0003M + 5.900%), 04/15/2026	2,499,900	0.7
1,897,000	(1)	Recette CLO Ltd. 2015-1A DR, 4.495%, (US0003M + 2.750%), 10/20/2027	1,897,142	0.5
1,400,000	(1)	Recette Clo Ltd. 2015-1A E, 7.445%, (US0003M + 5.700%), 10/20/2027	1,407,168	0.4
1,600,000	(1)	Shackleton 2014-5A D CLO Ltd., 5.194%, (US0003M + 3.400%), 05/07/2026	1,600,213	0.5
3,000,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 3.622%, (US0003M + 1.900%), 04/15/2027	2,969,547	0.9
			47,716,030	13.9

		United States: 20.6%
984,385	(1),(2)	Ajax Mortgage Loan Trust 2017-A A, 3.470%, 04/25/2057	981,369	0.3
1,096,334	(1),(3),(6)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	–	–
1,750,000	(1)	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/2045	1,857,132	0.5
2,439,055	(1),(3),(6)	American Homes 4 Rent 2015-SFR2 XS, 0.000%, 10/17/2045	–	–
349,213		Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 3.829%, 10/25/2036	351,659	0.1

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
617,198	(1)	Commonbond Student Loan Trust 2016-A B, 4.000%, 05/25/2040	556,912	0.2
2,106,361	(1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	2,080,070	0.6
2,980,000	(1)	Commonbond Student Loan Trust 2017-AGS C, 5.280%, 05/25/2041	3,005,649	0.9
1,219,000	(1)	Commonbond Student Loan Trust 2017-BGS C, 4.440%, 09/25/2042	1,203,691	0.4
2,500,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.577%, (US0001M + 0.705%), 09/25/2035	2,386,534	0.7
1,379,116	(1)	DRB Prime Student Loan Trust 2017-A B, 3.100%, 05/27/2042	1,353,003	0.4
421,409	(1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	401,960	0.1
1,157,148	(1)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	1,171,680	0.3
602,976	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	602,924	0.2
1,514,680	(1)	Earnest Student Loan Program, LLC 2016-D B, 3.800%, 01/25/2041	1,485,129	0.4
1,447,182	(1)	Earnest Student Loan Program, LLC 2016-D C, 4.390%, 01/25/2041	1,343,302	0.4
1,232,544	(1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	1,154,057	0.3
1,225,000		First NLC Trust 2005-2 M2, 2.392%, (US0001M + 0.520%), 09/25/2035	1,201,574	0.4
1,496,250	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	1,522,968	0.4
3,930,500		GSAA Home Equity Trust 2006-14 A3A, 2.122%, (US0001M + 0.250%), 09/25/2036	2,422,553	0.7
1,383,442		GSAA Home Equity Trust 2007-1 1A1, 1.952%, (US0001M + 0.080%), 02/25/2037	752,351	0.2
1,341,581	(1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	1,343,554	0.4
2,993,863	(1)	HERO Funding Trust 2016-3 A1, 3.080%, 09/20/2042	2,976,923	0.9
1,000,000	(1)	Invitation Homes Trust 2014-SFR2 E, 4.958%, (US0001M + 3.150%), 06/17/2032	1,003,382	0.3
1,243,750	(1)	Jimmy Johns Funding LLC 2017-1A A2I, 3.610%, 07/30/2047	1,244,643	0.4

See Accompanying Notes to Financial Statements

26

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
144,278		JP Morgan Mortgage Acquisition Trust 2006-CH2 AV4, 2.012%, (US0001M + 0.140%), 10/25/2036	144,180	0.0
256,628		JP Morgan Mortgage Acquisition Trust 2007-CH5 A4, 2.032%, (US0001M + 0.160%), 06/25/2036	256,556	0.1
2,000,000	(1)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,951,389	0.6
1,000,000	(1)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	974,751	0.3
1,199,856	(1)	Mill City Mortgage Loan Trust 2017-3 M2, 3.250%, 01/25/2061	1,167,977	0.3
1,389,953	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 09/20/2042	1,379,956	0.4
1,080,000	(1)	Oscar US Funding Trust II 2015-1A A4, 2.440%, 06/15/2022	1,074,812	0.3
507,278	(2)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 4.135%, 01/25/2036	504,049	0.2
3,800,000	(1)	Progress Residential 2015-SFR3 C, 4.327%, 11/12/2032	3,866,698	1.1
1,200,000	(2)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	1,250,100	0.4
1,773,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,723,823	0.5
1,000,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	948,220	0.3
4,000,000	(1)	SoFi Consumer Loan Program 2016-3 B, 4.490%, 12/26/2025	4,104,414	1.2
1,051,392	(1)	SoFi Professional Loan Program 2015-B B, 3.520%, 03/25/2036	1,042,185	0.3
590,474	(1)	SoFi Professional Loan Program 2015-D B, 3.590%, 10/26/2037	588,098	0.2
1,600,000	(1)	SoFi Professional Loan Program 2016-B B, 3.800%, 04/25/2037	1,592,323	0.5
3,265,000	(1)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	3,190,084	0.9
1,525,000	(1)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,525,071	0.4
1,250,000	(1)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,239,073	0.4
1,250,000	(1)	SoFi Professional Loan Program 2017-D BFX LLC, 3.610%, 09/25/2040	1,234,158	0.4

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
1,000,000	(1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	989,157	0.3
495,244	(1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	495,752	0.1
631,017		Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC5 A4, 2.042%, (US0001M + 0.170%), 12/25/2036	617,909	0.2
600,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	596,732	0.2
800,000	(1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	798,359	0.2
1,100,000	(1)	Towd Point Mortgage Trust 2015-2 2B2, 4.318%, 11/25/2057	1,154,082	0.3
1,200,000	(1)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	1,157,286	0.3
1,200,000	(1)	Towd Point Mortgage Trust 2017-2 M1, 3.750%, 04/25/2057	1,209,254	0.4
500,000	(1)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	474,757	0.1
1,014,581		WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 2.042%, (US0001M + 0.170%), 07/25/2047	745,456	0.2
			70,399,680	20.6

	Total Asset-Backed Securities
	(Cost $117,652,638)		118,115,710	34.5

	Total Long-Term Investments
	(Cost $313,062,905)		316,912,005	92.6

SHORT-TERM INVESTMENTS: 8.3%
		Commercial Paper: 8.3%
669,000		American Elec 4/2/2018, 04/02/2018	668,851	0.2
540,000		Autozone 0% 4/6/18, 04/06/2018	539,755	0.1
4,000,000		Enterprise, 4.150%, 04/02/2018	3,999,109	1.2
3,250,000		Exelon, 3.200%, 04/04/2018	3,248,877	0.9
1,024,000		Gen Mls 0% 4/3/18, 04/03/2018	1,023,714	0.3
3,063,000		Johnson 0% 4/3/18, 04/03/2018	3,062,144	0.9
2,000,000		Mondelez 0% 4/10/1, 04/10/2018	1,998,618	0.6
3,310,000		National Grid, 2.490%, 04/26/2018	3,304,203	1.0
1,922,000		Pacific Gas+Elec, 4.260%, 04/02/2018	1,921,561	0.6
2,034,000		Potash 0% 4/3/18, 04/03/2018	2,033,350	0.6
2,600,000		Tyson Food 0% 04/04/18, 04/04/2018	2,599,017	0.7

See Accompanying Notes to Financial Statements

27

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper: (continued)
3,330,000	Virginia Electric Power, 2.510%, 04/10/2018	3,327,741	1.0
700,000	Vodafone, 09/04/2018	691,872	0.2
		28,418,812	8.3

	Total Short-Term Investments
	(Cost $28,425,865)	28,418,812	8.3

	Total Investments in Securities (Cost $341,488,771)	$345,330,817	100.9
	Liabilities in Excess of Other Assets	(3,246,601)	(0.9)
	Net Assets	$342,084,216	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Step Bond. Interest rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Rate shown is the rate in effect as of March 31, 2018.
(3)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(4)	Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2018.
(5)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(7)	Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

28

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Separate Portfolios Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 7, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2018